UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

June 30, 2019

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent Emerging Markets Small-Cap Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (unaudited)	5
Fund Review and Commentary (unaudited)	7
Financial Statements
Victory Integrity Discovery Fund
Schedule of Portfolio Investments	41
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	126-128
Financial Highlights	138-141
Victory Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	45
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	126-128
Financial Highlights	142-143
Victory Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	49
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	126-128
Financial Highlights	144-147
Victory Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	53
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	129-131
Financial Highlights	148-149
Victory Munder Multi-Cap Fund
Schedule of Portfolio Investments	57
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	129-131
Financial Highlights	150-151
Victory S&P 500 Index Fund
Schedule of Portfolio Investments	60
Statement of Assets and Liabilities	119
Statement of Operations	123
Statements of Changes in Net Assets	129-131
Financial Highlights	152-153
Victory Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	72
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	132-134
Financial Highlights	154-157

Table of Contents (continued)

Victory Munder Small Cap Growth Fund
Schedule of Portfolio Investments	75
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	132-134
Financial Highlights	158-159
Victory Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	80
Statement of Assets and Liabilities	120
Statement of Operations	124
Statements of Changes in Net Assets	132-134
Financial Highlights	160-161
Victory Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	88
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	135-137
Financial Highlights	162-165
Victory Trivalent International Small-Cap Fund
Schedule of Portfolio Investments	100
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	135-137
Financial Highlights	166-167
Victory INCORE Total Return Bond Fund
Schedule of Portfolio Investments	111
Statement of Assets and Liabilities	121
Statement of Operations	125
Statements of Changes in Net Assets	135-137
Financial Highlights	168-169
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	192
Supplemental Information
Trustee and Officer Information	193
Proxy Voting and Portfolio Holdings Information	196
Expense Examples	196
Additional Federal Income Tax Information	199
Privacy Policy (inside back cover)

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders

Dear Shareholder,

Although the bull market in equities has continued running, the annual period ended June 30, 2019, was not without its missteps and surprises. Chief among these was an abrupt pivot from the U.S. Federal Reserve ("Fed") in late 2018. Against the backdrop of rapidly falling equities in the fourth quarter of last year, the Federal Open Market Committee ("FOMC") signaled that its next policy move would be to lower — not increase — short-term interest rates. Naturally, stocks cheered this pivot in policy, which helped reverse their momentary stumble. The bulls were off and running again, and as of June 30, 2019, the S&P 500 Index® was flirting with another all-time high.

The S&P 500 Index's1 total annual return clocked in at 10.42% for the 12-month period ended June 30, 2019. The relatively strong, albeit sometimes bumpy, performance of domestic stocks was broad-based during the period, though large capitalization stocks as a category outperformed their small-cap counterparts. Despite the sometimes-dire headlines and concerns about the waning impact of fiscal stimulus, the market's performance generally illustrates strength in the underlying U.S. economy and labor market. Certainly there are ample concerns, including global growth rates, the inversion of the yield curve, and ongoing trade disputes, but these worries have been countered by rising expectations for a more accommodative Fed. In fact, recent pricing of Fed Funds futures are factoring additional rate cuts as a near certainty.

Although investors seem to be rejoicing over a continuing sustainable environment for stocks — one that includes an accommodative monetary policy, tepid inflation, robust job growth, and steady consumer spending — we think it's equally important to understand the reasons behind the Fed's pivot from a hawkish to neutral (or dovish) policy. Among other reasons, it was a tacit acknowledgment that risks to global growth were mounting.

On one hand it's easy to understand the economy's robust performance. The domestic economy is on solid ground, and there is room for some optimism regarding the direction of short-term interest rates. Then again, the recent trade turmoil is still a wildcard without a clear resolution in sight, and any prolonged uncertainty could impact economic growth domestically and globally. The trade turmoil might also upend global supply chains, which could be detrimental to large swaths of the market.

Given that the current run in stocks is more than a decade old, it's important for investors to keep in perspective that the bull cannot run forever. Investing is not without risks, and there are cross-currents that need to be monitored and navigated. Nevertheless, we continue to believe that Victory Capital's independent investment franchises can excel in this tricky environment thanks to their commitment to risk management, among many other reasons. Moreover, many of our investment managers welcome an environment that often creates short-term pricing dislocations that may benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the index calculations. It is not possible to invest directly in an index.

Investing involves market risk, including the potential loss of principal. Past performance does not guarantee future performance results.

Victory Integrity Discovery Fund

Portfolio Holdings

As a Percentage of Total Investments

Review

The Victory Integrity Discovery Fund ("The Fund") seeks to provide capital appreciation. The Fund returned -12.02% (Class A Shares at net asset value) for the fiscal year ended June 30, 2019, underperforming the Russell Microcap Value® Index ("Index"), which returned -10.91% during the period. The top performing sectors within the Index were Utilities, Real Estate and Information Technology while Energy, Materials, Consumer Discretionary and Health Care were the weakest performing sectors. Stock selection in Financials and Energy detracted from the Fund's performance, while security selection in Information Technology and Consumer Discretionary were positives. Sector weights were a positive on the Fund's performance relative to the Index due to an underweight position in Energy, which significantly underperformed. From a style perspective, the Fund's holdings on average had higher earnings growth relative to the Index, and this was a tailwind. Conversely, the Fund's higher beta detracted relative to the Index.

Within Financials, banks and insurance companies were the most notable detractors to the Fund's performance. The Fund's average bank underperformed (-13.7% versus -9.0%). We missed owning some of the better performing banks and were also hurt by our ownership of more liquid banks, as the least liquid banks outperformed. Not owning the best performing insurance company cost the portfolio 71 basis points. Cowen Inc. Class A (COWN), a financial services company, was the most significant positive within Financials, advancing more than 24% as it produced solid results.

The Energy sector was the worst performing sector and the Fund's average holding underperformed relative to the Index. The sector was negatively impacted by falling crude oil prices driven by supply/demand concerns, along with takeaway capacity and infrastructure-related issues. Lilis Energy, Inc. (LLEX) and Sanchez Energy Corp. (SN) also detracted from the Fund's performance. The combination of higher leverage and some infrastructure limitations that constrained production hurt Lilis Energy. Higher leverage and operational setbacks were material headwinds for Sanchez Energy.

i3 Verticals, Inc. Class A (IIIV) was the top contributor to the Fund's performance within Technology. The company announced the acquisition of Pace Payment Systems, which will be accretive in FY20. The company continues to make accretive acquisitions in the Public and Education verticals. Diebold Nixdorf Inc. (DBD) was another notable contributor. It posted better than expected results and guidance, benefiting from improved profitability resulting from restructuring activities. Additionally, management significantly increased their cost-cutting estimate.

K12 Inc. (LRN) and Motorcar Parts of America, Inc. (MPAA) were the largest contributors to the Fund's performance within Consumer Discretionary. K12 Inc. (LRN) delivered strong earnings and guidance, driven by solid organic enrollment growth. Motorcar Parts of America, Inc. (MPAA) has produced solid results amidst skepticism related to auto parts companies. Carrols Restaurant Group, Inc. (TAST) was a weak performer within Consumer

Victory Integrity Discovery Fund (continued)

Discretionary. Tough comparisons, a difficult promotional environment, and disappointing results weighed on the shares of Carrols Restaurant Group.

Outlook

We don't think value investing, or growth investing for that matter, will ever be dead. Markets cycle from extreme to extreme. The question we need to answer as value investors is "has the market gone to an extreme?" We don't want to repeat the history of value investors that got too aggressive too early in the mid to late 1990s. Valuations have gotten more attractive on a relative basis, and valuation spreads have widened out in several sectors. However, we don't find them compelling enough to make an aggressive, deeper value bet in the portfolio. In addition, we don't find the macro environment conducive to sustained value outperformance. Low rates do favor longer duration assets, while a weak global economy and the trade war do not make a strong argument for heavy cyclicality.

Over the last nine months we have reduced the cyclicality of the portfolio, much of it coming during the sell-off in the fourth quarter of 2018 when valuation spreads compressed, and we were able to trade up to more stable companies at a low price. We are comfortable maintaining current positioning until we see better valuations and improved risk/reward opportunities.

Victory Integrity Discovery Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Value Index
One Year	–12.02%	–17.08%	–12.74%	–13.45%	–12.49%	–11.81%	–10.91%
Three Year	9.91%	7.76%	9.04%	9.04%	9.32%	10.17%	12.17%
Five Year	6.49%	5.24%	5.65%	5.65%	5.97%	6.75%	6.27%
Ten Year	14.18%	13.50%	13.31%	13.31%	13.76%	14.46%	12.96%
Since Inception	11.19%	10.89%	10.42%	10.42%	7.13%	11.45%	N/A
Expense Ratios
Gross	1.54%		2.32%		2.27%	1.28%
With Applicable Waivers	1.54%		2.32%		2.08%	1.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class R shares through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Review

The Victory Integrity Mid-Cap Value Fund ("The Fund") seeks to provide capital appreciation. The Fund returned 0.36% (Class A Shares at net asset value) for the fiscal year ended June 30, 2019, underperforming the Russell MidcapTM Value Index ("Index"), which returned 3.68% for the period. The top performing sectors within the benchmark were Utilities, Information Technology, and Industrials while Energy and Consumer Discretionary were the weakest performing sectors. Stock selection in Financials, Health Care, Consumer Discretionary, Materials, and Industrials detracted from Fund performance, while security selection in Information Technology, Communication Services, and Real Estate were key positives. Sector weights were a modest negative on Fund performance primarily due to underweights in Real Estate and Utilities. The Fund's holdings on average had higher beta relative to the Index and this was a headwind.

Insurance companies and bank holding companies were the largest detractors to the Fund's performance within Financials. In insurance, the Fund's average holding underperformed (8.8% vs 17.2%) as we missed owning some of the better performing stocks. Synovus Financial Corp. (SNV) was the most notable detractor amongst banks as the company was impacted over ongoing concerns with their acquisition of FCB Financial Holdings, Inc. In capital markets, Affiliated Managers Group Inc. (AMG) hurt performance. Despite a cheap valuation and an active buyback program, we exited the position as their flow outlook appears more challenging. Arthur J. Gallagher & Co. (AJG) and LPL Financial Holdings, Inc. (LPLA) were bright spots within financials. Strong top line growth as property & casualty prices firm aided Arthur J. Gallagher. Recovering equity markets and net additions in advisors were highlights for LPL Financial, along with an investor day that laid out plans for improved organic growth and profitability.

Perrigo Co. Plc (PRGO) was a notable detractor to the Fund's performance in Health Care. The company lowered guidance on continued weakness in their generics business (a division that may be sold) and lower margins. The company also announced a $1.9B tax assessment from the Irish tax authority. Molina Healthcare, Inc. (MOH) and Hill-Rom Holdings, Inc (HRC) were the largest contributors within health care. A management turnaround at Molina Healthcare has led to strong results and raised guidance driven by an improved margin outlook. Capital structure improvements continue as debt has been reduced significantly. We sold the position in the first quarter of 2019 as the company's margin turnaround has been achieved. Hill-Rom Holdings helped as the company produced strong results in the Patient Support Systems and Front Line Care segments that offset some weakness in its Surgical Solutions segment.

The Fund's apparel, leisure product, and retailers underperformed in Consumer Discretionary. Tapestry, Inc. (TPR) missed earnings and lowered guidance on weak tourist spending and continued struggles in their Kate Spade division. Despite posting solid results and increasing free cash flow, Brunswick Corp. (BC) sold off on tariff concerns. Retailers

Victory Integrity Mid-Cap Value Fund (continued)

lagged on renewed tariff risk, unfavorable weather, and results and outlooks that trailed expectations. This affected Gap, Inc. (GPS), Kohl's Corp. (KSS), and Ralph Lauren Corp. (RL). Foot Locker, Inc. (FL) was a bright spot as the company reported favorable results, benefiting from strength at Nike Inc., its largest supplier.

The bulk of the Fund's weak performance in Materials was because of our chemical holdings. Mosaic Co. (MOS) and Methanex Corporation (MEOH) were the main culprits within the chemical space. Mosaic was hurt by very wet weather that delayed crop planting and falling phosphate prices. Falling crude oil prices put downward pressure on prices for key output methanol at Methanex.

The Fund's performance in Industrials was hurt by Dycom Industries, Inc. (DY), Navistar International Corp (NAV), and Owens Corning (OC). Dycom announced disappointing earnings and a guidance cut with execution issues on a large project. Investor concerns related to peak earnings and the truck cycle pressured shares of Navistar International Corp. (NAV) and we exited the position. Poor results and fears that inflation and lack of storm demand will cause margin compression in the roofing business hurt Owens Corning Inc. (OC).

Technology was a positive contributor to the Fund's performance thanks to Ciena Corp (CIEN) as the company delivered solid earnings results driven by broad based demand for optical capacity. Microchip Technology Incorporated (MCHP) limited performance as the company lowered guidance due to an inventory correction from the Microsemi acquisition and demand weakness.

TEGNA, Inc. (TGNA) and CenturyLink, Inc. (CTL) helped the Fund's performance in Communication Services. Broadcasters such as TEGNA outperformed as political advertising revenues were better than expected, while core advertising outlooks were better than feared. We closed out our position in CenturyLink before a dividend cut that led to a much lower stock price.

Good stock selection in Real Estate overcame the drag from being underweight this group. Solid results and the defensive nature of our health care REITs, HCP, Inc. (HCP) and Welltower, Inc. (WELL), led to outperformance. These stocks were up 30% and 36%, respectively.

Outlook

We don't think value investing, or growth investing for that matter, will ever be dead. Markets cycle from extreme to extreme. The question we need to answer as value investors is "has the market gone to an extreme?" We don't want to repeat the history of value investors that got too aggressive too early in the mid to late 1990s. Valuations have gotten more attractive on a relative basis, and valuation spreads have widened out in several sectors. However, we don't find them compelling enough to make an aggressive, deeper value bet in the portfolio. In addition, we don't find the macro environment conducive to sustained value outperformance. Low rates do favor longer duration assets, while a weak global economy and the trade war do not make a strong argument for heavy cyclicality.

Over the last nine months we have reduced the cyclicality of the portfolio, much of it coming during the sell-off in the fourth quarter of 2018 when valuation spreads compressed, and we were able to trade up to more stable companies at a low price. We are comfortable maintaining current positioning until we see better valuations and improved risk/reward opportunities.

Victory Integrity Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		12/14/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell Midcap® Value Index
One Year	0.36%	–5.41%	0.72%	0.58%	3.68%
Three Year	9.05%	6.92%	9.41%	9.33%	8.95%
Five Year	5.60%	4.35%	N/A	5.89%	6.72%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	9.87%	9.06%	10.70%	10.17%	N/A
Expense Ratios
Gross	1.67%		1.17%	1.13%
With Applicable Waivers	1.00%		0.60%	0.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000® Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Review

The Victory Integrity Small-Cap Value Fund ("The Fund") seeks to provide long-term capital growth. During the period the Fund returned -7.16% (Class A Shares at net asset value) for the fiscal year ended June 30, 2019, underperforming the Russell 2000TM Value Index ("Index"), which returned -6.24% for the period. The top performing sectors within the Index were Utilities and Information Technology while Energy, Health Care, and Consumer Staples were the weakest performing sectors. Security selection in Consumer Discretionary and Information Technology were the main detractors to the Fund's performance, while stock selection in Health Care, Utilities, and Real Estate were positives. Sector weights were a positive on the Fund's performance relative to the Index largely due to our underweight in Energy. From a style perspective, the Fund's holdings on average had higher beta relative to the Index and this was a headwind. Alternatively, the Fund's larger average market capitalization helped relative to the Index.

Consumer Discretionary was the most significant detractor to the Fund's performance. Investor concerns about a macro slowdown combined with management comments on increased promotional activity in select markets weighed on shares of Penn National Gaming, Inc. (PENN). Retailers lagged on renewed tariff risk, unfavorable weather, and results and outlooks that trailed expectations. This affected American Eagle Outfitters, Inc (AEO), G-III Apparel Group, Ltd (GIII), Urban Outfitters, Inc. (URBN), and Caleres, Inc. (CAL). Asbury Automotive Group, Inc. (ABG) was a bright spot after announcing outstanding results due to their high margin parts and services division.

Technology hampered the Fund's performance as Tech Data Corp. (TECD) and TTM Technologies, Inc. (TTMI) underperformed. Negative product mix resulted in disappointing earnings and guidance for Tech Data Corp. (TECD). TTM Technologies, Inc. (TTMI) lagged towards the end of the third quarter of 2018 on concerns about auto weakness and tariff impact. KBR, Inc. (KBR) and NCR Corp. (NCR) were bright spots. KBR, Inc. (KBR) won a big re-compete contract and rolled out new three-year financial targets that were above expectations. Solid quarterly results and an improving ATM cycle helped NCR Corp. (NCR).

Stock selection in Health Care was the top contributor to the Fund's performance. Charles River Laboratories International, Inc. (CRL) reported strong revenues across all three business segments, but driven primarily by DSA (Discovery & Safety Assessment). The company raised organic revenue growth as strong demand trends carried into the second half of 2018. We sold the position in the first quarter of 2019 due to valuation, concern around near-term margin erosion, and lack of clarity on venture capital gains. CONMED Corp. (CNMD) outperformed in 2018 after the company reported solid quarterly results with positive contributions from General Surgery and Orthopedics highlighted by a sharp rebound in Orthopedic revenues due to new product introductions and a more focused sales force. Stock selection in pharmaceuticals limited performance. Our average pharmaceutical company underperformed the Index (-75.1% vs -39.1%).

Victory Integrity Small-Cap Value Fund (continued)

Utilities was the top performing sector within the Index and our average Fund holding outperformed. Black Hills Corp. (BKH), NorthWestern Corp. (NWE), ALLETE, Inc. (ALE), and PNM Resources, Inc. (PNM) were the top highlights within Utilities. These companies benefitted from lower interest rates and an investor shift to defensive investments in the fourth quarter of 2018 as sentiment in the group gained momentum with increased volatility and uncertainty in the markets.

Real estate was a positive contributor to the Fund's performance. Americold Realty Trust (COLD) posted strong results highlighted by positive demand and limited supply within cold storage. TIER REIT Inc. (TIER) agreed to be acquired for a premium. Outperformance in Physicians Realty Trust (DOC) was due to solid results along with the defensive nature of its medical office building (MOB) portfolio. First Industrial Realty Trust, Inc. (FR) was aided by continued strength in Industrial REIT fundamentals. Pennsylvania Real Estate Investment Trust (PEI) detracted as smaller companies with higher leverage have performed poorly.

Outlook

We don't think value investing, or growth investing for that matter, will ever be dead. Markets cycle from extreme to extreme. The question we need to answer as value investors is "has the market gone to an extreme?" We don't want to repeat the history of value investors that got too aggressive too early in the mid to late 1990s. Valuations have gotten more attractive on a relative basis, and valuation spreads have widened out in several sectors. However, we don't find them compelling enough to make an aggressive, deeper value bet in the portfolio. In addition, we don't find the macro environment conducive to sustained value outperformance. Low rates do favor longer duration assets, while a weak global economy and the trade war do not make a strong argument for heavy cyclicality.

Over the last nine months we have reduced the cyclicality of the portfolio, much of it coming during the sell-off in the fourth quarter of 2018 when valuation spreads compressed, and we were able to trade up to more stable companies at a low price. We are comfortable maintaining current positioning until we see better valuations and improved risk/reward opportunities.

Victory Integrity Small-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		7/7/05		7/7/05	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index
One Year	–7.16%	–12.49%	–7.79%	–8.57%	–7.39%	–6.67%	–6.83%	–6.24%
Three Year	8.64%	6.52%	7.94%	7.94%	8.38%	9.23%	9.04%	9.81%
Five Year	4.06%	2.83%	3.35%	3.35%	3.80%	4.60%	4.42%	5.39%
Ten Year	12.76%	12.10%	12.00%	12.00%	12.51%	N/A	13.10%	12.40%
Since Inception	8.05%	7.63%	6.84%	6.84%	7.34%	11.88%	7.90%	N/A
Expense Ratios
Gross	1.54%		2.13%		1.89%	0.95%	1.12%
With Applicable Waivers	1.50%		2.13%		1.75%	0.95%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small/Mid-Cap Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Review

The Victory Integrity Small/Mid-Cap Value Fund ("The Fund") seeks to provide capital appreciation. The Fund returned -1.66% (Class A Shares at net asset value) for the fiscal year ended June 30, 2019, outperforming the Russell 2500TM Value Index ("Index"), which returned -1.92% for the same period. The top performing sectors within the Index were Utilities and Information Technology, while Energy, Consumer Discretionary, and Consumer Staples were the weakest performing sectors. Stock selection in Energy, Industrials, and Health Care led the Fund's performance, while security selection in Financials and Materials hurt. Sector weights were modestly positive for Fund performance, largely due to our underweight in energy. Conversely the Fund's underweight to real estate hurt performance. The Fund's holdings on average had higher beta relative to the Index and this was a headwind.

Overall, the Fund's performance in Energy relative to the Index was positive largely due to our aforementioned underweight. In addition, we did avoid owning some of the worst performing companies. The average Energy stock was down 38% for the period. The Energy sector was negatively impacted by falling crude oil prices driven by supply/demand concerns, along with takeaway capacity and infrastructure-related issues. This affected Parsley Energy, Inc. (PE). Wattenberg Basin names such as Extraction Oil & Gas (XOG) were under pressure pre and post election surrounding Proposition 112 legislation (increased residential distance requirements) in Colorado. We exited the position.

Stock selection in aerospace & defense lifted performance within Industrials. Esterline Technologies Corp. (ESL) was acquired for a substantial premium. Aerojet Rocketdyne Holdings, Inc. (AJRD) reported better than anticipated results and funded backlog growth. There were additional notable contributors and a couple of detractors. Strong earnings with upbeat guidance due to higher sales and achievable margin targets propelled Meritor, Inc. (MTOR). Manitowoc Company, Inc. (MTW) hurt the Fund's performance as the company was under pressure due to global macroeconomic fears and the company's high beta. We exited the position in January 2019.

Molina Healthcare, Inc. (MOH) and Hill-Rom Holdings, Inc. (HRC) were the largest contributors to the Fund's performance within Health Care. A management turnaround at Molina Healthcare has led to strong results and raised guidance driven by an improved margin outlook. Capital structure improvements continue as debt has been reduced significantly. We sold the position in the first quarter of 2019 as the company's margin turnaround has been achieved. Hill-Rom Holdings improved as the company produced strong results in the Patient Support Systems and Front Line Care segments that offset some weakness in its Surgical Solutions segment. Perrigo Co. Plc (PRGO) was a notable detractor as the company lowered guidance on continued weakness in their generics business (a division that may be sold) and lower margins. The company also announced a $1.9B tax assessment from the Irish tax authority.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Insurance companies and bank holding companies were the largest detractors to the Fund's performance within Financials. Our insurance companies (+5.6%) underperformed the Index (+12.6%). We missed owning some of the better performing insurance companies. Of the companies we did own, American Equity Investments Life Holding Co. (-24%) was the largest detractor. Synovus Financial Corp. (SNV) was the most notable detractor amongst banks as the company was impacted over ongoing concerns with acquisition of FCB Financial Holdings, Inc. Affiliated Managers Group Inc. (AMG) hurt Fund performance. Despite a cheap valuation and an active buyback program, we exited the position as their flow outlook appears more challenging. Arthur J. Gallagher & Co. (AJG) and Ally Financial Inc. (ALLY) were bright spots within Financials. Strong top line growth as property and casualty prices firmed aided Arthur J. Gallagher. Ally Financial has posted several quarters of higher risk adjusted yields, earnings, profitability, and muted negative credit events.

Orion Engineered Carbons SA (OEC) and Greif Inc. Class A (GEF) detracted within Materials. Orion Engineered Carbons was the largest detractor as the company offered softer guidance as weaker global automotive production pressured sales volumes. Greif struggled with volume declines in the first quarter of 2019 as global chemical customers de-stocked due to macro uncertainty.

Outlook

We don't think value investing, or growth investing for that matter, will ever be dead. Markets cycle from extreme to extreme. The question we need to answer as value investors is "has the market gone to an extreme?" We don't want to repeat the history of value investors that got too aggressive too early in the mid to late 1990s. Valuations have gotten more attractive on a relative basis, and valuation spreads have widened out in several sectors. However, we don't find them compelling enough to make an aggressive, deeper value bet in the portfolio. In addition, we don't find the macro environment conducive to sustained value outperformance. Low rates do favor longer duration assets, while a weak global economy and the trade war do not make a strong argument for heavy cyclicality.

Over the last nine months we have reduced the cyclicality of the portfolio, much of it coming during the sell-off in the fourth quarter of 2018 when valuation spreads compressed, and we were able to trade up to more stable companies at a low price. We are comfortable maintaining current positioning until we see better valuations and improved risk/reward opportunities.

Victory Integrity Small/Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500TM Value Index
One Year	–1.66%	–7.30%	–1.39%	–1.45%	–1.92%
Three Year	10.09%	7.93%	10.43%	10.37%	8.98%
Five Year	4.44%	3.22%	N/A	4.70%	5.55%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	8.48%	7.68%	5.37%	8.75%	N/A
Expense Ratios
Gross	1.74%		1.26%	1.13%
With Applicable Waivers	1.13%		0.83%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Multi-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risk that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2019, the Victory Munder Multi-Cap Fund (The "Fund"), which seeks to provide long-term capital appreciation, delivered a total return of 2.86% (Class A Shares at net asset value). The Russell 3000® Growth Index, a market-cap based index against which the performance of the Fund is measured, returned 8.98% during the same period. The Fund's smaller market cap holdings, value-tilt, and positive beta/volatility exposure detracted from results, as did sector allocation (overweight Energy/Financials, underweight Utilities/Consumer Staples). Good stock selection in Consumer Discretionary and Communication Services was offset by challenges in Financials, Health Care, and Technology.

In Consumer Discretionary, the majority of our outperformance was due to our holdings within automotive retail, which as a group are generally viewed as defensive/late-cycle plays but with growth. These positions held up really well during the 4Q calendar year market sell-off. O'Reilly Automotive, one of the largest auto parts retailers in the U.S., was a top-performer. The company reported solid same-store sales and really good margin expansion throughout 2018, and is seen as the highest quality amongst peers. We sold our position in early May after seeing signs of slowing business and price momentum. In Communication Services, our outperformance was driven by our holdings in Nexstar Media Group, one of the largest owners of broadcast television stations in the U.S. Nexstar did well last year on strong political ad spend and an accretive acquisition of Tribune. We sold our shares in early May after a strong run up in the stock price.

In Financials, performance was hampered by our industry exposures, specifically our overweight in regional banks, investment banks, and asset management, none of which held up well as concerns manifested around economic growth and lower interest rates. We also had some industry headwinds in Health Care as we were underweight health care equipment, technology and life sciences, the three strongest industries in the sector.

Finally, in Technology, stock selection challenges were mostly due to our position in YY, Inc., a pioneer in China's live streaming industry. We exited our position in mid-November after it became evident that macro challenges in China would pressure subscriber growth and margins.

Victory Munder Multi-Cap Fund (continued)

At period end the Fund had overweight allocations to the Consumer Discretionary, Financials, Communication Services, and Industrials sectors. Within those sectors, our largest active industry weights are in automotive retail, consumer finance, thrifts & mortgages finance, interactive media & services, and trading companies & distributors. We maintained underweight allocations to the Utilities, Materials, Real Estate, Consumer Staples, and Health Care sectors, as well as marginal underweights in Technology and Energy. Overall, the style had positive exposure to growth, earnings yield, and highly profitable companies.

Victory Munder Multi-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class Y
INCEPTION DATE	8/19/96		11/3/98		6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	S&P 500® Index	Russell 1000® Growth Index	Russell 3000® Growth Index
One Year	2.86%	–3.04%	2.21%	1.40%	3.21%	10.42%	11.56%	8.98%
Three Year	11.04%	8.87%	10.22%	10.22%	11.45%	14.19%	18.07%	14.02%
Five Year	8.03%	6.76%	7.19%	7.19%	8.43%	10.71%	13.39%	10.19%
Ten Year	13.61%	12.94%	12.74%	12.74%	13.96%	14.70%	16.28%	14.67%
Since Inception	9.25%	8.97%	5.21%	5.21%	6.75%	N/A	N/A	N/A
Expense Ratios
Gross	1.36%		2.16%		1.00%
With Applicable Waivers	1.36%		2.16%		1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Multi-Cap Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell 1000® Growth Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. It is not possible to invest directly in an index.

3The Russell 3000® Growth Index is an unmanaged Index that measures the performance of the 3,000 largest U.S-traded stocks, in which the underlying companies are all incorporated in the U.S. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory S&P 500 Index Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity Securities (stocks) are more volatile and carry more risk than other forms of investments in high grade fixed-income securities. The net asset value per share of the Victory S&P 500 Index Fund (The "Fund") will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

The Fund seeks to provide performance and income that is comparable to the performance of the S&P 500 Index ("Index") before fees and expenses.

The Fund returned 9.80% (Class A Shares at net asset value) for the fiscal year ended June 30, 2019, underperforming the Index, which returned 10.42%, respectively. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. The Index is not an investable product, therefore fees and expenses do not apply.

The Information Technology and Health Care sectors were the biggest contributors to the Fund's performance over the fiscal year. An underweight to Consumer Discretionary and an overweight to Energy stocks, respectively, detracted from the Fund's performance relative to the Index.

Victory S&P 500 Index Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index
One Year	9.80%	7.06%	9.31%	9.93%	10.42%
Three Year	13.52%	12.56%	13.03%	13.70%	14.19%
Five Year	10.08%	9.53%	9.61%	10.28%	10.71%
Ten Year	14.02%	13.73%	13.58%	14.20%	14.70%
Since Inception	9.00%	8.90%	8.01%	9.52%	N/A
Expense Ratios
Gross	0.55%		0.97%	0.39%
With Applicable Waivers	0.55%		0.97%	0.39%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.50% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Mid-Cap Core Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risk that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2019, the Victory Munder Mid-Cap Core Growth Fund (The "Fund"), which seeks to provide long-term capital appreciation, delivered a total return of 4.18% (Class A Shares at net asset value). The Russell Midcap® Index, a market-cap based index against which the performance of the Fund is measured, returned 7.83% during the same period. Real Estate, Materials, and Consumer Staples delivered the best absolute sector performance, while Financials, Energy, and Health Care were the worst performing sectors for the period, each with-low single-digit declines. Stock selection was solid in Materials, Energy and Communication Services against both the Russell Midcap® Index (the Core Index) and the Russell Midcap® Growth Index (the Growth Index). However, the high growth/high valuation-led market created a more difficult backdrop for the Fund vs. the Growth benchmark, and we experienced some uncharacteristic challenges in stock selection. Specifically, sector allocation was a 200bps+ headwind against the Growth Index (mostly due to our underweight in Technology), while a material portion of our negative stock selection was in the Technology, Health Care, and Industrials sectors. Importantly, we believe that the worst of these style headwinds is behind us, and that our fundamental/bottom-up portfolio construction process makes us well-positioned to perform well after upgrading the Fund's portfolio.

Stepping back, our philosophy is built on the premise that we can construct a portfolio of high-quality, reasonably priced stocks that also offer good growth, and that over any reasonable time frame this type of portfolio will outperform the market. However, the unique growth-led market that we've experienced the last two years has largely been driven by negative earners and/or very high valuation stocks, which is seemingly saying the opposite; i.e., that high valuation names are underpriced and/or that high valuation is a good predictor of future returns, a belief we think is in direct contradiction to the 30+ years of stock market history we have experienced. Our philosophy to minimize valuation risk has served us well over time, and we believe it will continue to be prudent over the long term. We remain confident that a stock's price ultimately reverts to intrinsic value, which is determined not only by growth but also by profitability and risk, and when it does, we believe our valuation discipline and quality bias will ultimately pay off.

Victory Munder Mid-Cap Core Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	6/30/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index	Russell Midcap® Growth Index
One Year	4.18%	–1.81%	3.51%	2.94%	3.85%	4.57%	4.47%	7.83%	13.94%
Three Year	11.02%	8.84%	10.27%	10.27%	10.71%	11.49%	11.32%	12.16%	16.49%
Five Year	6.74%	5.49%	6.02%	6.02%	6.46%	7.20%	7.02%	8.63%	11.10%
Ten Year	13.08%	12.41%	12.28%	12.28%	12.79%	N/A	13.37%	15.16%	16.02%
Since Inception	8.29%	7.95%	7.20%	7.20%	8.81%	12.21%	10.09%	N/A	N/A
Expense Ratios
Gross	1.28%		1.96%		1.65%	0.84%	1.01%
With Applicable Waivers	1.28%		1.96%		1.57%	0.84%	1.01%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap® Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell Midcap® Growth Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Small Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risk that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

For the fiscal year ended June 30, 2019, the Victory Munder Small Cap Growth Fund (The "Fund"), which seeks to seeks to provide long-term capital appreciation, delivered a total return of 10.06% (Class A Shares at net asset value). The Russell 2000® Growth Index, a market-cap based index against which the performance of the Fund is measured, returned -0.49% during the same period. Good stock selection in Health Care, Technology and Real Estate was only partially offset by challenges in Consumer Discretionary and Energy, while we also had a modest benefit from sector allocation due to our overweight in Technology. Strong stock selection was broad-based, but we also had some positions that delivered outsized alpha across several sectors, including Sun Communities in Real Estate, Beyond Meat in Consumer Staples, and a handful of names within the Health Care and Technology sectors. Some of these positions (e.g. Beyond Meat) were due to our participation in initial public offerings (IPOs), and there is no guarantee that any positive impact on performance will be repeated or that the fund will participate in any future IPOs. Energy was our worst performing sector both on an absolute and relative basis, with two of our positions, Abraxas Petroleum and Lonestar Resources, declining over 60% each.

Victory Munder Small Cap Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Growth® Index
One Year	10.06%	3.75%	10.44%	9.84%	–0.49%
Three Year	21.20%	18.85%	21.52%	21.23%	14.69%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	10.73%	9.17%	11.03%	10.81%	N/A
Expense Ratios
Gross	2.69%		1.31%	2.98%
With Applicable Waivers	1.40%		1.15%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018, as supplemented. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent Emerging Markets Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Environment

Escalating trade tensions and concern over further rate hikes in the U.S. were the main reasons why the Emerging Small-Cap Equity asset class declined over the last twelve months. Higher interest rates in the U.S and a strong U.S. dollar are viewed as headwinds for emerging markets as their dollar-denominated debt becomes more expensive and capital outflows from those countries may accelerate. The MSCI Emerging Markets Small-Cap Index ("Index") declined 5.11% for the trailing 1-year period. The Victory Trivalent Emerging Markets Small-Cap Fund (The "Fund") (Class A shares at NAV) underperformed the Index, returning -5.97%.

As is typical for the asset class, there was wide dispersion among the country returns within the benchmark. Greece returned 47.7% and was the best performing country in the Index as GDP growth surprised to the upside due to an increase in exports and a rebound in tourism. Brazilian small-cap equities were also strong, posting a 42.2% return. Investors have reacted positively to new President Jair Bolsonaro and the economic team he is putting in place, particularly with respect to their proposed reforms targeting the pension system. Thailand rose 19.3% as manufacturing growth was strong, and improving consumer confidence has had a positive effect on private consumption. On the downside, thinly traded Peru fell 40.9% following a significant drop in infrastructure spending and evidence that declining domestic demand has stunted economic growth. Korea was also a notable under-performing market as it declined 18.1%. First quarter 2019 Korean economic growth was the weakest in more than a decade as higher commodity prices were a drag on key industries such as chemicals, steel and computer chips. China also underperformed the overall market as Chinese small-caps dropped 13.7%. Rising concerns of a trade war with the United States and slowing economic growth have been a headwind for Chinese equities.

Sector returns were mixed during the period although several sectors posted double-digit declines. Health Care stocks fell 15.7% as Korean Biotech companies faced regulatory scrutiny over R&D accounting. Energy stocks were also weak and declined 13.1% as the WTI oil price fell 21% during the year. Notable strength came from the defensive oriented Utilities sector that returned 16%. The Real Estate sector rose 3.9% as Chinese developers' new construction projects proved resilient.

Portfolio Review

The Fund seeks to provide long-term growth of capital. Overall security selection was positive and accounted for all of the Fund's relative outperformance. Excess returns were generated in all three regions and seven of the eleven sectors. Notable outperformance came from Consumer Discretionary, Financials and Health Care. Within Consumer Discretionary, Fila Korea rose 120.2% as second quarter earnings were supported by strength in their Acushnet golf business as well Fila brand market share gains in key U.S., Korean, and Chinese sporting goods markets. Also within the Consumer Discretionary sector, Brazilian low-income homebuilder Construtora Tenda gained 107.8% as an improving interest rate environment and stronger new development launch outlook led to a positive rating. Trends in government

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

support for low income housing in Brazil are also supporting growth expectations. Within Financials, Muthoot Finance, a gold financing company based in India, advanced 71.8% on renewed optimism for growth given stability in gold prices. In Health Care, Brazilian service plan provider Notre Dame Intermedica returned 56.4% after quarterly results revealed a significant improvement in their medical loss ratio and increased market share in the fragmented Brazilian market.

On the downside. performance lagged in Consumer Staples. South African animal feed producer Astral Foods fell 43.4% as the poultry business experienced increased supply from overseas which negatively impacted pricing. Stock selection within Information Technology was also a drag on relative performance. The Taiwanese passive components company Chilisin Electronics fell 68.2% as revenues declined and the supply/demand balance for R-chips moderated. Another Technology holding which under-performed was Hua Hong Semiconductor which declined 42.6%. as sentiment turned negative on the semiconductor industry. The U.S.-China trade dispute and slower industry spending have led to a sharp sentiment shift.

Market Outlook

Trade relations and expectations for U.S. interest rates will continue to have significant impact on the direction of emerging-market equities in the coming months. Global markets responded favorably in June as expectations for a U.S. rate cut increased in likelihood, and the U.S. and China resumed trade talks. While China's GDP growth has slowed, property construction has shown resilience and authorities remain committed to supporting growth. Within India, inflation remains below the Central Bank's target and Prime Minister Modi, fresh off a landslide re-election victory, is now in a strong position to put forth another platform of economic reforms. Accommodative policies in other parts of Asia such as Thailand, the Philippines, and Taiwan should continue, particularly if exports are impacted by heightened trade tensions. Latin American small-caps could get a boost from subdued inflation figures in Brazil and Mexico which would allow for monetary easing. From a valuation standpoint, emerging small-cap earnings multiples remain attractive relative to U.S. equities and historical levels. Opportunities for relative outperformance remain, particularly among the diverse and broad segment of emerging-market small-cap equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small- Cap Index	S&P® Emerging Plus SmallCap Index
One Year	–5.97%	–11.37%	–5.76%	–5.11%	–5.44%
Three Year	8.39%	6.28%	8.64%	5.46%	5.95%
Five Year	3.28%	2.07%	3.52%	0.53%	0.97%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	5.07%	4.03%	5.32%	N/A	N/A
Expense Ratios
Gross	3.48%		3.04%
With Applicable Waivers	1.75%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small-Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

2The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Fund-Core Equity

Portfolio Holdings

As a Percentage of Total Investments

Market Environment

International equities advanced over the one-year period as central banks indicated further monetary stimulus amid concerns of slowing global growth. For the trailing year ended June 30, 2019, the MSCI ACWI (All Country World) ex USA Index ("Index") rose 1.29% despite selling off 11.46% in the fourth quarter of 2018. The Victory Trivalent International Fund-Core Equity (The "Fund") trailed the Index, down 1.55% (Class A Shares at net asset value). There was wide dispersion among country returns, with developed markets slightly outperforming their emerging peers. Switzerland and New Zealand posted the highest returns among developed markets, up 19.8% and 15.5%, respectively. Brazil was the best performing country, up 42.2% as investors have reacted positively to new President Jair Bolsonaro and the economic team he is putting in place. On the other end of the spectrum, Turkey declined 17.8% and was among the worst performing markets. The Turkish Lira depreciated 20.8% relative to the U.S. dollar and economic confidence hit a nine-year low. Within AsiaPac, South Korea declined 9.0% as its export-led economy has been adversely impacted by US-China trade tensions. Japan also underperformed the broader index, down 4.3% on trade worries and market risk-off sentiment.

Seven of eleven economic sectors ended in positive territory. The more defensive Consumer Staples and Utilities sectors were the top relative performers, up 4.7% and 10.1%, respectively. On the downside, Consumer Discretionary declined 4.0% and was the worst performing sector. Energy stocks fell 1.5% as the price of Brent Crude dropped 16.2%, falling sharply in the fourth quarter amid renewed global trade concerns.

Portfolio Review

The Fund seeks to provide long-term growth of capital. Overall security selection was negative and accounted for the Fund's underperformance.

Excess returns were generated in just one of six regions and two of the eleven economic sectors. Stylistically, growth stocks outperformed value stocks by a wide margin.

Security selection was weakest in the Energy and Information Technology sectors. Gran Tierra Energy, a Canadian listed oil and gas company with assets in Colombia, fell 51.3% after the company issued a profit warning. Government protests impeded Gran Tierra's ability to operate its fields effectively and resulted in lower oil and gas production. Within Information Technology, Japanese semiconductor equipment company Tokyo Electron fell 20.6% as forecast earnings have been adjusted to reflect lower spending by the major memory chip companies. ArcelorMittal, the Dutch listed global steel player was the Fund's top detractor, down 38.3%, following weaker than expected earnings. Renewed trade tensions and the potential impact on global steel demand also weighed on metals companies during the period.

Notable outperformance was generated in the Health Care sector and was boosted by a position in Lonza Group. The Swiss custom manufacturer of biotechnology products rose

Victory Trivalent International Fund-Core Equity (continued)

28.5% after reporting strong results that exceeded expectations. Lonza has expanded its biological manufacturing business to meet strong demand in clinical development. In addition, its newly formed Consumer Health division has shown strong sales momentum, while its Capsugel acquisition from 2016 has exceeded expectations. Swiss Life Holdings was the Fund's top contributor, up 46.4% after reporting a 60% increase in new business in its home market. In addition, Swiss Life Asset Managers reported a sizable increase in fee income and strong net inflows.

Market Outlook

Central banks recently stated their commitment to supporting economic expansion to help counteract some indications of slowing global growth. The U.S. Federal Reserve, European Central Bank and Bank of Japan have signaled additional monetary stimulus if needed as ongoing global trade tensions weigh on manufacturing activity across major markets. Despite trade headwinds, healthy labor markets and strong private consumption continue to drive domestic demand. Household spending in Japan has grown for six consecutive months and remains a key indicator as private consumption accounts for nearly sixty percent of Japan's gross domestic product. Within the Eurozone, wage growth accelerated at its fastest pace in a decade as Eurozone unemployment has declined to its lowest level in eleven years. On the risk front, trade tensions could continue to weigh on sentiment as businesses may delay investment decisions due to ongoing uncertainty over tariffs. From a valuation standpoint, international earnings multiples remain attractive relative to U.S. equities and historical levels, trading below their five-year average multiples. Opportunities for relative outperformance remain, particularly among the diverse and broad segment of international equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

Victory Trivalent International Fund-Core Equity (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index (Net Dividends)
One Year	–1.55%	–7.16%	–2.19%	–3.14%	–1.05%	–1.12%	–1.34%	1.29%
Three Year	8.06%	5.93%	7.23%	7.23%	8.46%	8.48%	8.33%	9.39%
Five Year	2.12%	0.92%	1.34%	1.34%	2.57%	N/A	2.35%	2.16%
Ten Year	6.69%	6.06%	5.85%	5.85%	7.19%	N/A	6.95%	6.54%
Since Inception	0.58%	0.08%	–0.20%	–0.20%	1.06%	3.61%	0.82%	N/A
Expense Ratios
Gross	1.93%		3.63%		2.69%	1.73%	1.51%
With Applicable Waivers	0.97%		1.72%		0.62%	0.57%	0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Small-Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Market Environment

International small-cap equities declined over the one-year period on concerns of slowing global growth and ongoing trade frictions. For the trailing year ended June 30, 2019, the S&P® Developed ex-U.S. SmallCap Index ("Index") fell 6.16%, largely pulled down by a 19.08% decline in the fourth quarter of 2018. The Victory Trivalent International Small-Cap Fund (The "Fund") trailed the Index, down 7.12% (Class A Shares at net asset value). There was wide dispersion among country returns as European equities outperformed their AsiaPac peers. Luxembourg and Israel posted the highest gains, up 17.8% and 14.6%, respectively. Within AsiaPac, Hong Kong and South Korea were among the worst performing markets, down 15.8% and 16.4%, respectively, as their export-led economies have been adversely impacted by US-China trade tensions. Japan also underperformed the broader index, down 11.3% on trade worries and market risk-off sentiment.

Seven of eleven economic sectors ended in negative territory. Energy was the worst performing sector, down 21.1% as the price of Brent Crude declined 16.2%, falling sharply in the fourth quarter amid renewed global trade concerns. The more defensive Real Estate and Utilities sectors were the top relative performers, up 4.5% and 4.2%, respectively.

Portfolio Review

The Fund seeks to provide long-term growth of capital. Security selection was mixed as excess returns were generated in three of five regions and six of the eleven economic sectors. Stylistically, growth stocks outperformed value stocks by a wide margin. On the downside, underperformance was centered in the Industrials sector and was most negatively impacted by two holdings. German air spring manufacturer Stabilus declined 45.5% as sales growth expectations from its automotive segment were lowered due to a combination of a weaker total auto market and less content per vehicle from its power tailgate product. Japanese labor dispatcher UT Group declined 34.1% as employee utilization was lower than expected due to high exposure to clients in a softening auto industry. Another top detractor was Canada Goose, which had previously been one of the portfolio's long-term winners. The winter apparel manufacturer dropped 34.2% on concerns about the brand's future momentum as quarterly sales and profits were just in-line, unlike big positive surprises in prior quarters.

Notable outperformance was generated in the Information Technology and Real Estate sectors. Japanese IT service provider Net One Systems rose 61.8% after quarterly earnings exceeded expectations. Results were boosted by a higher gross margin and growth in the cloud solutions business. Within Real Estate, Charter Hall Group advanced 62.8% after reporting significant growth performance fees and assets under management. The REIT is benefitting from sustained demand for its Australian office portfolio. The Fund's top contributor during the period was Kirkland Lake Gold. The Canadian gold producer rallied 105.6% as the company upgraded its production profile following significantly better

Victory Trivalent International Small-Cap Fund (continued)

operational results at its Fosterville operations in Australia. The stock also benefitted from a 12.7% increase in the price of gold during the period.

Market Outlook

Central banks recently stated their commitment to supporting economic expansion to help counteract some indications of slowing global growth. The U.S. Federal Reserve, European Central Bank and Bank of Japan have signaled additional monetary stimulus if needed as ongoing global trade tensions weigh on manufacturing activity across major markets. Despite trade headwinds, healthy labor markets and strong private consumption continue to drive domestic demand. Household spending in Japan has grown for six consecutive months and remains a key indicator as private consumption accounts for nearly sixty percent of Japan's gross domestic product. Within the Eurozone, wage growth accelerated at its fastest pace in a decade as Eurozone unemployment has declined to its lowest level in eleven years. On the risk front, trade tensions could continue to weigh on sentiment as businesses may delay investment decisions due to ongoing uncertainty over tariffs. From a valuation standpoint, international small-cap earnings multiples remain attractive relative to U.S. equities and historical levels, trading below their five-year average multiples. Opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small and mid-cap equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

Victory Trivalent International Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P® Developed ex-U.S. SmallCap Index
One Year	–7.12%	–12.45%	–7.78%	–8.68%	–6.69%	–6.86%	–6.88%	–6.16%
Three Year	8.96%	6.84%	8.17%	8.17%	9.40%	9.25%	9.23%	8.12%
Five Year	4.25%	3.02%	3.50%	3.50%	4.70%	4.55%	4.52%	3.49%
Ten Year	11.53%	10.87%	10.69%	10.69%	12.03%	N/A	11.81%	9.10%
Since
Inception	3.68%	3.16%	2.90%	2.90%	4.14%	12.04%	3.92%	N/A
Expense Ratios
Gross	1.60%		2.40%		1.18%	1.12%	1.23%
With
Applicable Waivers	1.39%		2.14%		0.99%	1.12%	1.14%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory INCORE Total Return Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Fiscal Year Economic Review

While it felt as though progress was being made in our trade relationship with China early in 2019, flashbacks to the volatility and uncertainty from December quickly materialized again in May as negotiations broke down and renewed tariff threats made via Twitter sent markets into a tailspin. With each side blaming the other for the stalemate, the threat of an all-out tariff war, coupled with the uncertainties of supply chain disruptions and the economic impact of higher costs, sent equity markets lower and global interest rates plunging. To make matters worse, the Trump administration threatened Mexico with heavy tariffs in short order if they were unwilling to assist the U.S. in resolving the illegal immigration problem on the southern border. In addition to the tariff uncertainties, U.K. Prime Minister Theresa May announced her resignation in late May, further complicating the Brexit negotiations with European leaders and adding uncertainty to the ultimate outcome. The Italian fiscal situation and renewed U.S. – Iranian tension over their nuclear program weighed on markets as well.

Fortunately, June brought with it some reprieve for the markets as the U.S. Federal Reserve (the "Fed") communicated a more accommodative stance sending a positive message to the market at its scheduled policy meeting and the G20 meeting resulted in another U.S. / China trade truce, at least temporarily. The meeting between Presidents Trump and Xi in Osaka resulted in an agreement to halt further tariff escalation, restart high level trade negotiations and allow Chinese company Huawei to buy certain products from U.S. tech companies. While this outcome appeared widely anticipated, investors have seen this before only to see it then fall apart. As such, a healthy dose of skepticism from investors is only fair this time around. The Trump administration continues to emphasize that the quality of the agreement is far more important than the speed at which it could be reached. Therefore, this will also require patience and an ability to ride the volatility that will likely be associated with it.

The Fed's dovish pivot ramped up as the Federal Open Market Committee ("FOMC) communicated a desire to be more accommodative the remainder of the year at their June policy meeting. Fed Chair Powell stressed that policy's "one, overarching goal" was to sustain the current economic expansion, which just turned a record-setting 10 years old. In their efforts to achieve that goal, FOMC members clearly signaled to the market their willingness to ease policy should conditions warrant, acknowledging that uncertainties about their current economic outlook have increased. The policy statement removed the reference characterizing policy as 'patient', acknowledged that market-based measures of inflation had declined and framed growth as 'moderate', a downgrade from 'solid' at its May meeting. Furthermore, the FOMC's dot plot showed that 8 of the 17 members were now forecasting a reduction in short term rates by the end of this year. Importantly, to balance the message, Fed Chair Powell stated on June 25th, "we are also mindful that monetary policy should not overreact to any individual data point or short-term swing in sentiment. Doing so would risk adding even more uncertainty." Both the (inverted) yield curve and federal funds futures market are pricing in rate cuts in the near term, yet the FOMC appears undecided on the timing and magnitude of any such move. We believe an 'insurance' rate cut is increasingly

Victory INCORE Total Return Bond Fund (continued)

likely now given the economic data and geo-political uncertainty. At its peak, the market was looking for 75 basis points of easing over the coming year. However, we believe conditions would need to deteriorate considerably to require this.

The U.S. economy grew at a 3.1% annualized pace in the first quarter of 2019, which follows 2018 where GDP growth was a robust 2.9%. Growth in the first-quarter of 2019 was driven largely by an inventory build and stronger exports. Personal consumption, the principal driver of growth in in 2018 and for our economy, grew 0.9% during the quarter, its weakest pace of growth in a year and only the second time it's been below 1% since the second quarter of 2013. While growth in the second quarter appears to be tracking at a slower pace, consumption looks to have strengthened led by elevated consumer sentiment and increased spending, aided by solid payroll and wage growth and near record low unemployment. On the flip side, both the service and manufacturing sectors have slowed in recent months, likely attributable to the trade uncertainties. While U.S. the Institute for Supply Management (ISM) surveys for both sectors remain above 50, signaling continued expansion, manufacturing surveys in both the Eurozone and China are below 50 signaling a sharper slowdown outside the U.S. Additionally, inflation metrics in the U.S. continued to sit below the Fed's 2% target with year-on-year core personal consumption expenditure deflator (PCE), the FOMC's preferred inflation measure, most recent reading of 1.6%. Annualized core CPI inflation in the Eurozone was even weaker at 1.1% in June. This highlights the policy tightrope the Fed must walk as they currently face a robust labor market, muted inflation, slowing growth globally and heightened uncertainties on a multitude of fronts.

Our current view remains for annual U.S. growth to moderate toward 2%, and we believe the Fed is likely to adjust their policy rate lower to sustain the current expansion. The U.S. economy has shown resilience in the face of slower global growth and we expect that to continue. Geo-political risks and trade uncertainties could impact this view, yet we believe global central banks stand ready to act, both with lower rates and larger balance sheets to support a more robust global growth environment.

Fiscal Year Market Review

The Victory INCORE Total Return Bond Fund (The "Fund") seeks to provide a high level of current income together with capital appreciation. The Fund returned 5.77% (Class A Shares at net asset value), underperforming its benchmark, Bloomberg Barclays U.S. Aggregate Bond Index ("Index"), which returned 7.87%, respectively, for the fiscal year ended June 30, 2019.

After rising modestly in April, U.S. interest rates fell approximately 35 basis points between 2-year and 10-year maturities in May while the S&P 500 index fell over 6%. June saw a nearly 7% recovery in the S&P 500, yet interest rates continued to decline another 15 basis points as bond investors pushed on the Fed to lower rates. When the quarter closed, risk assets finished higher with the S&P 500 up over 4%, near an all-time high and credit spreads tightening, posting positive excess returns relative to U.S. Treasuries. The sharp decline in interest rates once again inverted the yield curve between 3-month and 10-year maturities. The 10-year Treasury yield declined to 2.01% at quarter-end, its lowest level since the fourth quarter of 2016. As investors began to price in Fed easing, the 2-year Treasury yield followed suit, declining 50 basis points during the quarter and reaching its lowest level since November 2017. This decline in the 2-year Treasury yield was greater in magnitude relative to longer maturities, causing the yield curve to steepen modestly relative to the prior quarter. Outside of the U.S., the drop in global rates pushed the amount of negative yielding debt to

Victory INCORE Total Return Bond Fund (continued)

record highs. The Bloomberg Barclays Global Aggregate Negative Yielding Debt Index swelled to $12.9 trillion, an increase of nearly $3 trillion during the first-half of 2019. For perspective, the Fed's overnight federal funds rate is now one of the highest yields relative to developed market sovereign yields.

The Index returned 3.08% in the second quarter as sharply declining interest rates and tightening credit spreads further propelled the strong returns witnessed in the first quarter. The Index is now up 6.11% for the first half of 2019 and up a whopping 7.87% for the trailing twelve-months. Within the Index, most primary sectors posted positive excess returns, the one exception being the securitized sector which was impacted by negative excess returns in the agency mortgage-backed sector. Corporate bonds led excess returns relative to U.S. Treasuries at 1.04%, driven by industrials at 1.13% and financials at 0.99%. Lower year-to-date investment grade supply and strong investor demand coupled with better than expected corporate earnings pushed the option-adjusted spread of the Bloomberg Barclays U.S. Corporate Index to 115 basis points at quarter end, down 4 basis points quarter-over-quarter and 38 basis tighter year-to-date. Agency mortgage-backed securities posted a -0.39% excess return for the quarter as the decline in interest rates and resulting faster pre-payment speeds negatively impacted the sector. Conversely, both asset-backed and commercial mortgage-backed securities generated positive excess returns for the quarter.

During the period, the Fund used both long and short positions in U.S. Treasury futures and U.S. Federal Funds Futures, as well as credit default swaps. The Fund entered into these transactions to more efficiently manage the Fund's total portfolio risk, in terms of duration, curve exposure, and credit quality, which would be more costly and restrictive to manage by investing directly in a selection of cash bonds or ETFs.

Attribution

The Fund underperformed the Index over the trailing-twelve-months. The underperformance was driven by duration and yield curve positioning as we were negatively affected by the significant shift lower in rates. Additionally, our allocation to high yield corporate bonds negatively affected our relative performance for the year.

Victory INCORE Total Return Bond Fund (continued)

Average Annual Return

Year Ended June 30, 2019

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	5.77%	3.63%	5.05%	4.05%	6.05%	5.99%	7.87%
Three Year	2.05%	1.37%	1.31%	1.31%	2.34%	2.31%	2.31%
Five Year	1.88%	1.46%	1.12%	1.12%	N/A	2.13%	2.95%
Ten Year	4.19%	3.98%	3.41%	3.41%	N/A	4.44%	3.90%
Since Inception	4.74%	4.66%	3.69%	3.69%	2.18%	4.96%	N/A
Expense Ratios
Gross	1.11%		2.31%		0.62%	0.59%
With Applicable Waivers	0.85%		1.60%		0.58%	0.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2018. Additional information pertaining to the Fund's expense ratios as of June 30, 2019 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2019.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgagebacked securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Banks (24.5%):
Atlantic Capital Bancshares, Inc. (a)	60,683	$1,039
Bridge Bancorp, Inc.	36,800	1,084
Carolina Financial Corp.	28,500	1,000
Civista Bancshares, Inc.	40,500	909
Financial Institutions, Inc.	28,700	837
First BanCorp	13,200	481
First Bank Williamstown NJ	69,100	811
First Foundation, Inc.	85,527	1,149
First Internet Bancorp	35,900	773
First Mid-Illinois Bancshares, Inc.	31,800	1,110
Franklin Financial Network, Inc.	40,800	1,137
German American BanCorp	46,650	1,405
HarborOne BanCorp, Inc. (a)	60,000	1,124
Heritage Commerce Corp.	87,500	1,072
Heritage Financial Corp.	45,000	1,329
Hometrust Bancshares, Inc.	48,500	1,219
Howard BanCorp, Inc. (a)	62,500	948
Independent Bank Corp.	66,000	1,438
Mercantile Bank Corp.	42,800	1,394
Old Line Bancshares, Inc.	40,700	1,083
Origin BanCorp, Inc. (b)	32,500	1,073
Peoples BanCorp, Inc.	43,750	1,411
People's Utah Bancorp	28,550	839
Qcr Holdings, Inc.	32,200	1,123
SB One BanCorp	43,300	968
Smartfinancial, Inc. (a)	46,500	1,009
Southern National BanCorp of Virginia, Inc.	86,500	1,324
Trico Bancshares	18,000	680
Univest Corp. of Pennsylvania	55,200	1,450
Washington Trust BanCorp, Inc.	21,500	1,122
		32,341
Capital Markets (1.8%):
Cowen Group, Inc., Class A (a) (b)	91,900	1,580
Diamond Hill Investment Group, Inc.	6,000	850
		2,430
Communication Services (1.4%):
Entravision Communications Corp., Class A	171,657	536
Marcus Corp.	40,314	1,329
		1,865
Consumer Discretionary (11.5%):
Carrols Restaurant Group, Inc. (a) (b)	127,045	1,147
Century Communities, Inc. (a)	24,573	653
Hibbett Sports, Inc. (a) (b)	33,073	602
K12, Inc. (a)	28,000	851
M/I Homes, Inc. (a)	50,700	1,447

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Malibu Boats, Inc., Class A (a)	40,330	$1,567
MarineMax, Inc. (a) (b)	82,200	1,351
Modine Manufacturing Co. (a)	96,000	1,374
Motorcar Parts of America, Inc. (a) (b)	71,000	1,520
Ruth's Hospitality Group, Inc. (b)	72,400	1,644
Shoe Carnival, Inc. (b)	30,500	842
Tower International, Inc.	47,175	920
Zumiez, Inc. (a)	51,036	1,332
		15,250
Consumer Finance (1.0%):
Ezcorp, Inc. (a) (b)	141,700	1,342
Energy (5.6%):
Earthstone Energy, Inc., Class A (a) (b)	152,000	930
Matrix Service Co. (a) (b)	60,400	1,224
Natural Gas Services Group, Inc. (a)	56,432	931
Newpark Resources, Inc. (a)	202,000	1,499
Ring Energy, Inc. (a) (b)	173,800	565
Solaris Oilfield Infrastructure, Inc., Class A (b)	71,696	1,074
Tidewater, Inc. (a)	52,770	1,239
		7,462
Health Care (4.8%):
Addus HomeCare Corp. (a) (b)	21,900	1,641
Capital Senior Living Corp. (a) (b)	157,400	792
Invacare Corp. (b)	76,408	397
Orthofix Medical, Inc. (a)	28,350	1,499
RadNet, Inc. (a)	57,520	793
RTI Surgical, Inc. (a)	294,800	1,253
		6,375
Industrials (16.5%):
Columbus McKinnon Corp.	38,000	1,595
Covenant Transport Group, Inc., Class A (a)	50,000	736
CRA International, Inc.	27,075	1,038
Daseke, Inc. (a)	96,066	346
Ducommon, Inc. (a)	33,900	1,527
DXP Enterprise, Inc. (a)	29,000	1,099
Eagle Bulk Shipping, Inc. (a)	231,400	1,213
Echo Global Logistics, Inc. (a)	43,908	916
Foundation Building Materials, Inc. (a)	61,500	1,093
Great Lakes Dredge & Dock Corp. (a)	88,752	980
Heidrick & Struggles International, Inc.	26,500	794
Kelly Services, Inc., Class A	61,500	1,611
MYR Group, Inc. (a)	28,000	1,046
NN, Inc. (b)	126,500	1,235
Park-Ohio Holdings Corp.	22,801	743
SP Plus Corp. (a)	40,000	1,278
Spartan Motors, Inc.	115,000	1,260
Team, Inc. (a) (b)	71,700	1,098

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Titan International, Inc.	184,000	$900
Triumph Group, Inc.	40,900	937
USA Truck, Inc. (a) (b)	35,724	361
		21,806
Information Technology (10.4%):
Aquantia Corp. (a)	26,000	339
Axcelis Technologies, Inc. (a)	66,840	1,006
Cohu, Inc.	41,355	638
Diebold, Inc. (a) (b)	74,000	678
Digi International, Inc. (a)	92,950	1,179
FormFactor, Inc. (a) (b)	56,835	891
Harmonic, Inc. (a) (b)	319,500	1,773
I3 Verticals, Inc. (a) (b)	45,957	1,354
Infinera Corp. (a) (b)	199,353	580
Mitek Systems, Inc. (a)	68,748	683
Nanometrics, Inc. (a)	29,037	1,007
Perficient, Inc. (a)	35,000	1,201
Photronics, Inc. (a) (b)	94,700	777
Rudolph Technologies, Inc. (a) (b)	25,877	715
ScanSource, Inc. (a)	30,000	977
		13,798
Insurance (1.9%):
HCI Group, Inc. (b)	26,500	1,072
Heritage Insurance Holdings, Inc.	93,200	1,437
		2,509
Materials (5.4%):
Haynes International, Inc.	38,500	1,225
Koppers Holdings, Inc. (a)	42,300	1,242
Rayonier Advanced Materials, Inc. (b)	108,050	701
Ryerson Holding Corp. (a)	58,000	483
Schnitzer Steel Industries, Inc. (b)	54,000	1,413
SunCoke Energy, Inc. (a) (b)	133,000	1,181
Verso Corp. (a)	41,500	791
		7,036
Mortgage Real Estate Investment Trusts (0.6%):
Western Asset Mortgage Capital Corp.	84,200	840
Real Estate (6.3%):
Bluerock Residential Growth REIT, Inc.	100,000	1,175
Catchmark Timber Trust, Inc.	122,000	1,275
Cedar Realty Trust, Inc.	320,000	848
City Office REIT, Inc.	90,000	1,079
Community Healthcare Trust, Inc. (b)	17,500	690
Global Medical REIT, Inc.	53,900	566
NexPoint Residential Trust, Inc.	34,500	1,428
Umh Properties, Inc.	67,720	840
Urstadt Biddle Properties, Inc., Class A	21,000	441
		8,342

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Thrifts & Mortgage Finance (6.4%):
Bridgewater Bancshares, Inc. (a)	90,000	$1,039
First Defiance Financial Corp.	45,700	1,306
Home BanCorp, Inc.	17,700	681
Homestreet, Inc. (a)	34,500	1,023
PCSB Financial Corp.	67,300	1,363
United Community Financial Corp.	161,000	1,540
United Financial Bancorp, Inc.	105,500	1,495
		8,447
Total Common Stocks (Cost $121,430)		129,843
Collateral for Securities Loaned^ (13.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	3,737,986	3,738
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	4,814,955	4,815
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	125,044	125
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	2,055,619	2,056
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	2,803,054	2,803
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	4,360,465	4,360
Total Collateral for Securities Loaned (Cost $17,897)		17,897
Total Investments (Cost $139,327) — 111.6%		147,740
Liabilities in excess of other assets — (11.6)%		(15,398)
NET ASSETS — 100.00%		$132,342

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Communication Services (1.8%):
CBS Corp., Class B	19,350	$966
Cinemark Holdings, Inc.	17,650	637
		1,603
Consumer Discretionary (9.2%):
Advance Auto Parts, Inc.	3,932	606
Aramark	27,930	1,007
BorgWarner, Inc.	13,144	552
Brunswick Corp.	13,465	618
Caesars Entertainment Corp. (a) (b)	52,209	617
D.R. Horton, Inc.	23,193	1,000
Kohl's Corp.	9,024	429
Ralph Lauren Corp.	6,350	721
Royal Caribbean Cruises Ltd.	5,794	702
Tapestry, Inc.	19,189	609
The Gap, Inc.	23,868	429
Wyndham Worldwide Corp.	13,915	611
		7,901
Consumer Staples (4.7%):
BJ's Wholesale Club Holdings, Inc. (a)	29,252	772
Conagra Brands, Inc.	28,200	748
Post Holdings, Inc. (a)	6,925	720
Tyson Foods, Inc., Class A	12,950	1,045
US Foods Holding Corp. (a)	21,353	764
		4,049
Energy (6.3%):
Concho Resources, Inc.	6,070	626
Diamondback Energy, Inc.	7,455	813
Hess Corp.	10,327	656
HollyFrontier Corp.	14,521	672
Noble Energy, Inc.	29,534	662
Pioneer Natural Resources Co.	4,165	641
The Williams Cos., Inc.	23,247	652
WPX Energy, Inc. (a)	56,898	655
		5,377
Financials (18.3%):
Ally Financial, Inc.	30,911	958
American Financial Group, Inc.	9,227	945
Arthur J. Gallagher & Co.	12,110	1,062
CIT Group, Inc.	21,238	1,116
Comerica, Inc.	11,758	854
Everest Re Group Ltd.	3,400	840
Fifth Third BanCorp.	21,384	597
FNF Group	18,935	763
Hanover Insurance Group, Inc.	5,700	731
Huntington Bancshares, Inc.	64,450	891

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lincoln National Corp.	13,349	$860
LPL Financial Holdings, Inc.	7,677	626
Northern Trust Corp.	8,462	761
Raymond James Financial, Inc.	7,152	605
SunTrust Banks, Inc.	13,700	861
Synovus Financial Corp.	28,880	1,011
Voya Financial, Inc.	19,480	1,077
Zions BanCorp (b)	22,317	1,026
		15,584
Health Care (7.2%):
Encompass Health Corp.	11,125	705
Hill-Rom Holdings, Inc.	7,006	733
Hologic, Inc. (a)	21,374	1,026
Laboratory Corp. of America Holdings (a)	6,805	1,177
McKesson Corp.	4,825	648
Perrigo Co. PLC	13,767	656
Zimmer Biomet Holdings, Inc.	9,595	1,130
		6,075
Industrials (15.2%):
Beacon Roofing Supply, Inc. (a)	16,175	594
Cummins, Inc.	5,325	912
Curtiss-Wright Corp.	5,045	641
Dycom Industries, Inc. (a)	10,593	624
Fortive Corp.	8,043	656
Huntington Ingalls Industries, Inc.	4,284	963
Kansas City Southern Industries, Inc.	8,875	1,081
L3 Technologies, Inc.	2,610	640
ManpowerGroup, Inc.	7,072	683
Old Dominion Freight Line, Inc.	3,987	595
Oshkosh Corp.	8,971	749
Parker-Hannifin Corp.	4,962	844
Quanta Services, Inc.	26,178	999
Regal Beloit Corp.	7,933	648
Republic Services, Inc., Class A	11,225	973
Timken Co.	11,222	576
United Continental Holdings, Inc. (a)	9,245	809
		12,987
Information Technology (9.0%):
DXC Technology Co.	7,811	431
Flextronics International Ltd. (a)	60,552	579
Leidos Holdings, Inc.	9,425	752
Marvell Technology Group Ltd., ADR	17,408	416
Microchip Technology, Inc.	4,805	417
Motorola Solutions, Inc.	4,000	667
NCR Corp. (a)	24,571	764
Nuance Communications, Inc. (a)	45,075	720
ON Semiconductor Corp. (a)	34,483	696
Symantec Corp.	43,275	942

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SYNNEX Corp.	6,522	$642
Western Digital Corp.	11,736	558
		7,584
Materials (6.2%):
Allegheny Technologies, Inc. (a) (b)	27,854	702
Cabot Corp.	15,187	725
Carpenter Technology Corp.	16,338	784
FMC Corp.	8,968	743
Martin Marietta Materials, Inc.	4,259	980
Newmont Mining Corp.	16,465	633
Sonoco Products Co.	11,922	779
		5,346
Real Estate (10.6%):
Alexandria Real Estate Equities, Inc.	4,533	640
Americold Realty Trust (b)	19,206	623
Apartment Investment & Management Co.	19,250	965
Camden Property Trust	10,443	1,090
Duke Realty Investments, Inc.	36,974	1,169
HCP, Inc.	35,512	1,136
Host Hotels & Resorts, Inc.	56,650	1,032
Kimco Realty Corp.	29,507	545
Welltower, Inc.	9,390	766
Weyerhaeuser Co.	39,564	1,042
		9,008
Utilities (9.4%):
Alliant Energy Corp.	16,075	789
Atmos Energy Corp.	7,300	771
DTE Energy Co.	8,370	1,070
Edison International	11,975	807
Evergy, Inc.	13,712	825
FirstEnergy Corp.	21,771	932
Pinnacle West Capital Corp.	6,964	655
PPL Corp.	40,050	1,243
UGI Corp.	16,359	873
		7,965
Total Common Stocks (Cost $76,210)		83,479
Exchange-Traded Funds (1.0%)
iShares Russell Midcap Value Index ETF (b)	10,000	891
Total Exchange-Traded Funds (Cost $895)		891

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (2.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	494,710	$495
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	637,243	637
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	16,549	17
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	272,054	272
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	370,975	371
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	577,093	577
Total Collateral for Securities Loaned (Cost $2,369)		2,369
Total Investments (Cost $79,474) — 101.7%		86,739
Liabilities in excess of other assets — (1.7)%		(1,454)
NET ASSETS — 100.00%		$85,285

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Banks (16.7%):
BancorpSouth Bank (a)	973,953	$28,283
BankUnited, Inc.	649,905	21,928
Berkshire Hills Bancorp, Inc. (a)	755,500	23,715
Centerstate Banks, Inc. (a)	1,078,020	24,827
Eagle Bancorp, Inc.	402,985	21,814
First Commonwealth Financial Corp.	1,354,980	18,252
First Financial Bancorp	507,668	12,296
FNB Corp.	1,232,039	14,501
Fulton Financial Corp. (a)	1,283,248	21,007
Great Western BanCorp, Inc.	636,200	22,725
Hancock Holding Co.	467,086	18,711
IBERIABANK Corp.	280,193	21,253
LegacyTexas Financial Group, Inc.	448,496	18,258
PacWest Bancorp (a)	460,700	17,889
People's United Financial, Inc. (a)	1,070,718	17,967
Sterling BanCorp	987,179	21,007
Synovus Financial Corp.	570,098	19,953
United Community Banks, Inc.	667,016	19,050
Western Alliance BanCorp (b)	598,023	26,743
		390,179
Capital Markets (2.5%):
LPL Financial Holdings, Inc.	216,938	17,696
Piper Jaffray	178,213	13,236
Stifel Financial Corp.	449,039	26,520
		57,452
Communication Services (1.6%):
AMC Entertainment Holdings, Inc., Class A (a)	1,105,501	10,314
Gray Television, Inc. (b)	939,380	15,396
Lions Gate Entertainment	847,700	9,842
		35,552
Consumer Discretionary (10.0%):
Adtalem Global Education, Inc. (a) (b)	545,991	24,597
American Eagle Outfitters, Inc.	825,581	13,952
Asbury Automotive Group, Inc. (b)	280,002	23,616
Brunswick Corp.	322,886	14,817
Caleres, Inc.	685,147	13,648
Century Communities, Inc. (b)	423,900	11,267
Cooper Tire & Rubber Co. (a)	495,972	15,648
Dana, Inc.	639,300	12,748
G-III Apparel Group Ltd. (b)	649,510	19,109
Helen of Troy Ltd. (b)	101,600	13,268
Jack in the Box, Inc.	215,441	17,535
Meritage Homes Corp. (a) (b)	425,600	21,851

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Penn National Gaming, Inc. (a) (b)	1,172,777	$22,587
Urban Outfitters, Inc. (b)	444,300	10,108
		234,751
Consumer Staples (3.4%):
BJ's Wholesale Club Holdings, Inc. (b)	640,600	16,912
Energizer Holdings, Inc. (a)	336,954	13,020
Lancaster Colony Corp. (a)	79,821	11,861
Performance Food Group Co. (b)	492,686	19,722
Sanderson Farms, Inc. (a)	110,300	15,063
		76,578
Energy (7.3%):
Callon Petroleum Co. (a) (b)	3,084,536	20,327
Delek US Holdings, Inc. (a)	444,453	18,009
Golar LNG Ltd. (a)	872,954	16,132
Helix Energy Solutions Group, Inc. (a) (b)	2,591,802	22,367
Magnolia Oil & Gas Corp. (a) (b)	1,852,094	21,447
Matador Resources Co. (b)	618,700	12,300
Oasis Petroleum, Inc. (a) (b)	2,373,312	13,480
PDC Energy, Inc. (b)	662,200	23,879
Whiting Petroleum Corp. (b)	654,400	12,224
World Fuel Services Corp.	319,400	11,486
		171,651
Health Care (4.5%):
Brookdale Senior Living, Inc. (b)	1,524,126	10,989
CONMED Corp. (a)	207,624	17,767
Endo International PLC (a) (b)	771,700	3,179
Magellan Health, Inc. (b)	381,606	28,327
Orthofix Medical, Inc. (b)	226,800	11,993
Select Medical Holdings Corp. (b)	1,231,067	19,537
Syneos Health, Inc. (b)	263,400	13,457
		105,249
Industrials (15.6%):
Aerojet Rocketdyne Holdings, Inc. (a) (b)	310,367	13,895
AZZ, Inc. (a)	267,900	12,329
Beacon Roofing Supply, Inc. (b)	459,272	16,864
Clean Harbors, Inc. (b)	173,000	12,301
Continental Building Products, Inc. (b)	653,200	17,356
Curtiss-Wright Corp.	120,000	15,256
Dycom Industries, Inc. (b)	371,422	21,866
EMCOR Group, Inc.	358,456	31,580
EnerSys	299,186	20,494
Genesee & Wyoming, Inc., Class A (b)	151,504	15,150
Hub Group, Inc., Class A (b)	319,452	13,411
KBR, Inc.	911,189	22,725
Meritor, Inc. (b)	877,978	21,291
Milacron Holdings Corp. (b)	964,700	13,313
Regal Beloit Corp.	215,700	17,625
Saia, Inc. (b)	302,081	19,536
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SkyWest, Inc.	403,601	$24,486
Team, Inc. (a) (b)	713,082	10,924
Timken Co.	247,423	12,703
Triumph Group, Inc.	674,100	15,436
Wesco Aircraft Holdings, Inc. (b)	1,128,000	12,521
		361,062
Information Technology (9.9%):
Anixter International, Inc. (b)	340,907	20,355
Conduent, Inc. (b)	1,373,600	13,173
Diodes, Inc. (b)	446,856	16,252
Flextronics International Ltd. (b)	1,519,096	14,538
FormFactor, Inc. (a) (b)	1,161,276	18,197
Knowles Corp. (b)	646,400	11,836
Lumentum Holdings, Inc. (b)	233,300	12,461
NCR Corp. (b)	593,339	18,453
Nuance Communications, Inc. (b)	1,056,145	16,866
Perspecta, Inc.	496,928	11,633
Plexus Corp. (a) (b)	251,000	14,651
Sanmina Corp. (b)	509,585	15,430
TTM Technologies, Inc. (a) (b)	1,527,930	15,585
Verint Systems, Inc. (b)	206,746	11,119
Viavi Solutions, Inc. (b)	1,347,800	17,912
		228,461
Insurance (4.7%):
American Equity Investment Life Holding Co.	617,631	16,775
eHealth, Inc. (b)	154,400	13,294
Hanover Insurance Group, Inc.	174,067	22,332
Kemper Corp.	231,059	19,938
Primerica, Inc.	161,180	19,334
RLI Corp. (a)	227,413	19,492
		111,165
Materials (4.8%):
Allegheny Technologies, Inc. (a) (b)	622,430	15,685
Carpenter Technology Corp. (a)	346,379	16,620
Cleveland-Cliffs, Inc.	641,000	6,839
Greif, Inc., Class A	151,500	4,931
Ingevity Corp. (b)	181,321	19,070
Louisiana Pacific Corp.	722,700	18,949
Orion Engineered Carbons SA	672,906	14,407
US Concrete, Inc. (a) (b)	306,000	15,205
		111,706
Real Estate (8.7%):
Americold Realty Trust (a)	496,284	16,090
Cousins Properties, Inc.	506,977	18,337
DiamondRock Hospitality Co.	1,469,741	15,197
First Industrial Realty Trust, Inc.	731,697	26,882
Kite Realty Group Trust	962,598	14,564
Mack Cali Realty Corp.	943,435	21,973

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pennsylvania Real Estate Invesment Trust (a)	1,160,305	$7,542
Physicians Realty Trust	873,282	15,230
Site Centers Corp. (a)	1,351,921	17,899
Stag Industrial, Inc. (a)	727,237	21,992
Summit Hotel Properties, Inc.	1,285,905	14,749
Sunstone Hotel Investors, Inc.	976,642	13,390
		203,845
Thrifts & Mortgage Finance (1.4%):
MGIC Investment Corp. (b)	860,600	11,308
Oceanfirst Financial Corp. (a)	882,728	21,936
		33,244
Utilities (6.2%):
ALLETE, Inc.	255,469	21,258
Black Hills Corp.	233,623	18,262
New Jersey Resources Corp.	387,485	19,285
NorthWestern Corp.	250,391	18,066
ONE Gas, Inc.	184,901	16,697
PNM Resources, Inc.	442,975	22,551
Southwest Gas Corp.	287,270	25,745
		141,864
Total Common Stocks (Cost $2,034,925)		2,262,759
Exchange-Traded Funds (0.8%)
iShares Russell 2000 Value Index Fund (a)	144,834	17,452
Total Exchange-Traded Funds (Cost $17,132)		17,452
Collateral for Securities Loaned^ (6.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	29,445,771	29,446
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	37,929,526	37,930
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	985,025	985
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	16,193,017	16,193
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	22,080,896	22,081
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	34,349,313	34,349
Total Collateral for Securities Loaned (Cost $140,984)		140,984
Total Investments (Cost $2,193,041) — 104.2%		2,421,195
Liabilities in excess of other assets — (4.2)%		(97,619)
NET ASSETS — 100.00%		$2,323,576

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2019.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.9%)
Communication Services (1.4%):
Cinemark Holdings, Inc.	30,050	$1,084
Lions Gate Entertainment	64,135	745
		1,829
Consumer Discretionary (10.7%):
Adtalem Global Education, Inc. (a)	29,389	1,324
American Eagle Outfitters, Inc.	41,628	704
Aramark	43,757	1,578
Brunswick Corp. (b)	21,831	1,002
Caesars Entertainment Corp. (a)	84,962	1,004
Caleres, Inc.	28,434	566
Dana, Inc.	37,390	746
G-III Apparel Group Ltd. (a)	33,694	991
Kohl's Corp.	19,705	937
PulteGroup, Inc.	41,392	1,309
Ralph Lauren Corp.	11,210	1,274
The Gap, Inc. (b)	36,693	659
Wyndham Hotels & Resorts, Inc.	19,627	1,094
Wyndham Worldwide Corp.	25,811	1,133
		14,321
Consumer Staples (3.5%):
BJ's Wholesale Club Holdings, Inc. (a)	25,841	682
Energizer Holdings, Inc. (b)	16,175	625
Lamb Weston Holdings, Inc.	15,889	1,007
Performance Food Group Co. (a) (b)	34,125	1,366
Post Holdings, Inc. (a)	10,411	1,082
		4,762
Energy (5.3%):
Delek US Holdings, Inc.	25,965	1,052
Diamondback Energy, Inc.	12,276	1,338
Helix Energy Solutions Group, Inc. (a)	144,518	1,247
HollyFrontier Corp.	22,929	1,061
Parsley Energy, Inc., Class A (a)	55,096	1,047
WPX Energy, Inc. (a)	118,703	1,367
		7,112
Financials (23.5%):
Agnc Investment Corp.	99,279	1,671
Ally Financial, Inc.	43,943	1,362
American Financial Group, Inc.	18,178	1,862
Arthur J. Gallagher & Co.	15,878	1,390
Assurant, Inc.	9,781	1,041
BankUnited, Inc.	45,659	1,541
CIT Group, Inc.	27,177	1,428
Comerica, Inc.	16,756	1,217
Eagle Bancorp, Inc.	22,562	1,221
Everest Re Group Ltd.	3,473	858
First American Financial Corp.	18,174	976

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FNB Corp.	60,439	$711
Hancock Holding Co.	22,850	915
Hanover Insurance Group, Inc.	8,715	1,118
IBERIABANK Corp.	12,853	975
Kemper Corp.	10,205	881
LPL Financial Holdings, Inc.	10,884	888
MGIC Investment Corp. (a) (b)	62,811	825
PacWest Bancorp (b)	24,568	954
People's United Financial, Inc.	58,291	978
Primerica, Inc.	8,501	1,020
Sterling BanCorp	52,252	1,112
Stifel Financial Corp.	17,667	1,043
Synovus Financial Corp.	37,525	1,313
Voya Financial, Inc.	31,373	1,735
Western Alliance BanCorp (a)	29,327	1,312
Zions BanCorp (b)	29,390	1,351
		31,698
Health Care (5.3%):
Brookdale Senior Living, Inc. (a)	76,349	550
Encompass Health Corp.	17,741	1,124
Hill-Rom Holdings, Inc.	11,260	1,178
Hologic, Inc. (a)	22,733	1,092
Magellan Health, Inc. (a)	16,884	1,254
Perrigo Co. PLC	13,289	633
Steris PLC	8,413	1,253
		7,084
Industrials (16.2%):
Acuity Brands, Inc.	6,744	930
Alaska Air Group, Inc.	12,417	794
Beacon Roofing Supply, Inc. (a) (b)	25,425	934
Clean Harbors, Inc. (a)	9,784	696
Continental Building Products, Inc. (a) (b)	35,971	956
Curtiss-Wright Corp.	8,398	1,068
Dycom Industries, Inc. (a) (b)	19,063	1,122
EMCOR Group, Inc. (b)	15,033	1,324
EnerSys	15,396	1,054
Genesee & Wyoming, Inc., Class A (a)	12,225	1,222
Huntington Ingalls Industries, Inc.	6,308	1,417
Kirby Corp. (a)	12,225	966
Knight-Swift Transportation Holdings, Inc. (b)	28,401	933
ManpowerGroup, Inc.	11,207	1,083
Meritor, Inc. (a)	41,624	1,009
Old Dominion Freight Line, Inc.	6,002	896
Oshkosh Corp. (b)	13,229	1,105
Quanta Services, Inc.	39,531	1,510
Regal Beloit Corp.	12,456	1,018
SkyWest, Inc.	17,912	1,086
Timken Co.	16,850	865
		21,988

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (10.3%):
Anixter International, Inc. (a)	13,430	$802
Ciena Corp. (a)	22,414	922
Conduent, Inc. (a)	76,409	733
Diodes, Inc. (a)	24,062	875
Flextronics International Ltd. (a)	97,418	932
Leidos Holdings, Inc.	19,654	1,569
NCR Corp. (a)	41,126	1,279
Nuance Communications, Inc. (a)	89,622	1,431
ON Semiconductor Corp. (a)	78,469	1,586
Plexus Corp. (a)	14,405	841
SYNNEX Corp. (b)	10,264	1,010
Verint Systems, Inc. (a)	18,350	987
Viavi Solutions, Inc. (a)	75,471	1,003
		13,970
Materials (6.1%):
Allegheny Technologies, Inc. (a) (b)	42,702	1,076
Carpenter Technology Corp. (b)	21,579	1,035
Cleveland-Cliffs, Inc.	55,578	593
Greif, Inc., Class A	8,855	288
Ingevity Corp. (a)	10,153	1,068
Louisiana Pacific Corp.	37,905	994
Orion Engineered Carbons SA	49,563	1,061
Sonoco Products Co.	16,545	1,081
US Concrete, Inc. (a) (b)	20,408	1,014
		8,210
Real Estate (9.7%):
Americold Realty Trust	41,025	1,330
Apartment Investment & Management Co.	26,745	1,340
Camden Property Trust	13,231	1,381
DiamondRock Hospitality Co.	95,017	982
Duke Realty Investments, Inc.	59,383	1,878
Highwoods Properties, Inc.	38,607	1,595
Kimco Realty Corp.	62,309	1,151
Mack Cali Realty Corp.	43,378	1,010
Site Centers Corp.	98,333	1,302
STORE Capital Corp.	30,997	1,029
		12,998
Utilities (4.9%):
Alliant Energy Corp.	31,411	1,542
Black Hills Corp.	16,140	1,262
Pinnacle West Capital Corp.	11,366	1,069
PNM Resources, Inc.	28,956	1,474
UGI Corp.	25,870	1,381
		6,728
Total Common Stocks (Cost $123,159)		130,700

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.5%)
iShares Russell 2000 Value Index Fund	16,678	$2,010
Total Exchange-Traded Funds (Cost $1,998)		2,010
Collateral for Securities Loaned^ (5.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	1,465,965	1,466
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	1,888,531	1,889
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	49,039	49
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	806,173	806
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	1,099,303	1,099
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	1,709,090	1,710
Total Collateral for Securities Loaned (Cost $7,019)		7,019
Total Investments (Cost $132,176) — 103.6%		139,729
Liabilities in excess of other assets — (3.6)%		(4,890)
NET ASSETS — 100.00%		$134,839

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.9%)
Communication Services (11.1%):
Alphabet, Inc., Class A (a)	9,893	$10,712
Comcast Corp., Class A	196,850	8,323
Facebook, Inc., Class A (a)	42,200	8,145
Momo, Inc., ADR	95,800	3,430
The Walt Disney Co.	29,300	4,091
T-Mobile US, Inc. (a)	72,500	5,375
Verizon Communications, Inc.	45,565	2,603
		42,679
Consumer Discretionary (14.4%):
Aaron's, Inc.	94,500	5,802
Amazon.com, Inc. (a)	6,310	11,949
Asbury Automotive Group, Inc. (a)	65,500	5,524
AutoZone, Inc. (a)	4,300	4,728
Dollar General Corp.	15,220	2,057
eBay, Inc.	137,700	5,439
Group 1 Automotive, Inc.	28,900	2,367
Norwegian Cruise Line Holdings Ltd. (a) (b)	95,500	5,122
Target Corp.	63,500	5,500
The Home Depot, Inc.	36,215	7,531
		56,019
Consumer Staples (4.5%):
Medifast, Inc. (b)	26,600	3,413
PepsiCo, Inc.	43,200	5,664
The Coca-Cola Co.	79,900	4,069
Wal-Mart Stores, Inc.	37,565	4,151
		17,297
Energy (4.0%):
Chevron Corp.	35,910	4,468
Exxon Mobil Corp.	42,800	3,280
Occidental Petroleum Corp.	25,970	1,306
Phillips 66	33,275	3,113
Valero Energy Corp.	39,500	3,381
		15,548
Financials (16.2%):
Ally Financial, Inc.	196,965	6,104
Ameriprise Financial, Inc.	25,300	3,673
Bank of America Corp.	302,970	8,786
Berkshire Hathaway, Inc., Class B (a)	17,540	3,739
Credit Acceptance Corp. (a) (b)	10,500	5,080
Discover Financial Services	72,300	5,610
E*TRADE Financial Corp.	53,435	2,383
Essent Group Ltd. (a)	116,855	5,491
JPMorgan Chase & Co.	35,690	3,990
LPL Financial Holdings, Inc.	72,800	5,938
NMI Holdings, Inc., Class A (a)	91,400	2,595

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (a)	20,100	$4,514
Western Alliance BanCorp (a)	115,800	5,179
		63,082
Health Care (12.2%):
AbbVie, Inc.	92,350	6,715
Anthem, Inc.	21,000	5,926
Biogen, Inc. (a)	19,100	4,467
Bristol-Myers Squibb Co.	75,900	3,442
Celgene Corp. (a)	28,100	2,598
HCA Holdings, Inc.	37,300	5,042
Jazz Pharmaceuticals PLC (a)	37,800	5,389
Johnson & Johnson	25,505	3,552
Medtronic PLC	18,100	1,763
UnitedHealth Group, Inc.	33,625	8,205
		47,099
Industrials (11.3%):
Air Lease Corp.	137,300	5,676
Atkore International Group, Inc. (a)	85,220	2,205
Comfort Systems USA, Inc.	87,415	4,457
Herman Miller, Inc.	139,400	6,231
Lockheed Martin Corp.	18,400	6,689
Norfolk Southern Corp.	30,555	6,091
SkyWest, Inc.	77,960	4,730
United Rentals, Inc. (a)	18,840	2,499
Universal Forest Products, Inc.	133,200	5,070
		43,648
Information Technology (20.9%):
Apple, Inc.	60,720	12,018
Booz Allen Hamilton Holdings Corp.	97,700	6,469
Broadcom, Inc.	13,600	3,915
Cabot Microelectronics Corp.	25,200	2,774
CDW Corp. of Delaware	54,600	6,061
Cisco Systems, Inc.	164,100	8,981
Euronet Worldwide, Inc. (a)	24,800	4,172
II-VI, Inc. (a) (b)	92,900	3,396
KEMET Corp. (b)	168,545	3,170
Mastercard, Inc., Class A	12,600	3,333
Microsoft Corp.	127,560	17,088
PayPal Holdings, Inc. (a)	21,200	2,427
Visa, Inc., Class A	29,400	5,102
Zebra Technologies Corp., Class A (a)	10,850	2,273
		81,179
Materials (0.6%):
Lyondellbasell Industries NV, Class A	25,100	2,162

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (1.7%):
CBRE Group, Inc., Class A (a)	74,400	$3,817
Rexford Industrial Realty, Inc.	62,400	2,519
		6,336
Total Common Stocks (Cost $316,486)		375,049
Exchange-Traded Funds (2.0%)
iShares Russell 3000 ETF	45,000	7,756
Total Exchange-Traded Funds (Cost $7,625)		7,756
Collateral for Securities Loaned^ (1.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	1,133,655	1,134
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	1,460,277	1,460
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	37,923	38
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	623,427	624
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	850,109	850
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	1,322,440	1,322
Total Collateral for Securities Loaned (Cost $5,428)		5,428
Total Investments (Cost $329,539) — 100.3%		388,233
Liabilities in excess of other assets — (0.3)%		(1,221)
NET ASSETS — 100.00%		$387,012

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (10.0%):
Activision Blizzard, Inc.	7,259	$343
Alphabet, Inc., Class A (a)	2,845	3,081
Alphabet, Inc., Class C (a)	2,921	3,157
AT&T, Inc.	69,227	2,320
CBS Corp., Class B	3,304	165
CenturyLink, Inc.	9,037	106
Charter Communications, Inc., Class A (a)	1,649	652
Comcast Corp., Class A	42,922	1,815
Discovery Communications, Inc., Class A (a) (b)	1,492	46
Discovery Communications, Inc., Class C (a)	3,425	97
DISH Network Corp. (a)	2,181	84
Electronic Arts, Inc. (a)	2,847	288
Facebook, Inc., Class A (a)	22,670	4,375
Fox Corp., Class A	3,353	123
Fox Corp., Class B	1,543	56
Netflix, Inc. (a)	4,149	1,524
News Corp., Class A	3,662	49
News Corp., Class B	1,176	16
Omnicom Group, Inc.	2,126	174
Take-Two Interactive Software, Inc. (a)	1,075	122
The Interpublic Group of Co., Inc.	3,658	83
The Walt Disney Co.	16,595	2,318
TripAdvisor, Inc. (a) (b)	977	45
Twitter, Inc. (a)	6,923	242
Verizon Communications, Inc.	39,268	2,243
Viacom, Inc., Class B	3,361	100
		23,624
Consumer Discretionary (10.1%):
Advance Auto Parts, Inc.	681	105
Amazon.com, Inc. (a)	3,921	7,425
Aptiv PLC	2,471	200
AutoZone, Inc. (a)	237	261
Best Buy Co., Inc.	2,225	155
Booking Holdings, Inc. (a)	428	802
BorgWarner, Inc.	1,974	83
Capri Holdings, Ltd. (a)	1,450	50
CarMax, Inc. (a)	1,616	140
Carnival Corp., Class A	3,805	177
Chipotle Mexican Grill, Inc. (a)	231	169
D.R. Horton, Inc.	3,229	139
Darden Restaurants, Inc.	1,174	143
Dollar General Corp.	2,498	338
Dollar Tree, Inc. (a)	2,261	243
eBay, Inc.	8,173	323
Expedia, Inc.	1,111	148
Foot Locker, Inc.	1,073	45
Ford Motor Co.	37,136	380

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Garmin Ltd.	1,152	$92
General Motors Co.	12,457	480
Genuine Parts Co.	1,387	143
H&R Block, Inc. (b)	1,953	57
Hanesbrands, Inc.	3,435	59
Harley-Davidson, Inc. (b)	1,516	54
Hasbro, Inc.	1,100	116
Hilton Worldwide Holdings, Inc.	2,783	272
Kohl's Corp. (b)	1,569	75
L Brands, Inc.	2,170	57
Leggett & Platt, Inc.	1,246	48
Lennar Corp., Class A	2,717	132
LKQ Corp. (a)	2,991	80
Lowe's Co., Inc.	7,612	768
Macy's, Inc.	2,922	63
Marriott International, Inc., Class A	2,679	376
McDonald's Corp.	7,273	1,510
MGM Resorts International	4,847	138
Mohawk Industries, Inc. (a)	584	86
Newell Brands, Inc.	3,697	57
Nike, Inc., Class B	11,962	1,005
Nordstrom, Inc. (b)	1,018	32
Norwegian Cruise Line Holdings Ltd. (a)	2,068	111
O'Reilly Automotive, Inc. (a)	745	275
PulteGroup, Inc.	2,423	77
PVH Corp.	720	68
Ralph Lauren Corp.	501	57
Ross Stores, Inc.	3,522	349
Royal Caribbean Cruises Ltd.	1,630	198
Starbucks Corp.	11,818	991
Tapestry, Inc.	2,756	87
Target Corp.	4,959	429
The Gap, Inc.	2,030	36
The Home Depot, Inc.	10,734	2,232
The TJX Co., Inc.	11,761	622
Tiffany & Co.	1,031	97
Tractor Supply Co.	1,153	125
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	535	186
Under Armour, Inc., Class A (a) (b)	1,785	45
Under Armour, Inc., Class C (a)	1,830	41
VF Corp.	3,083	269
Whirlpool Corp.	605	86
Wynn Resorts Ltd.	921	114
Yum! Brands, Inc.	2,912	322
		23,843
Consumer Staples (7.3%):
Altria Group, Inc.	17,813	843
Archer-Daniels-Midland Co.	5,323	217
Brown-Forman Corp., Class B (b)	1,580	88
Campbell Soup Co. (b)	1,831	73

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Church & Dwight Co., Inc.	2,337	$171
Colgate-Palmolive Co.	8,189	587
Conagra Brands, Inc.	4,615	122
Constellation Brands, Inc., Class A	1,583	312
Costco Wholesale Corp.	4,186	1,106
Coty, Inc., Class A	2,856	38
General Mills, Inc.	5,671	298
Hormel Foods Corp. (b)	2,591	105
Kellogg Co.	2,386	128
Kimberly-Clark Corp.	3,273	436
Lamb Weston Holdings, Inc.	1,392	88
McCormick & Co., Inc. (b)	1,165	181
Molson Coors Brewing Co., Class B	1,783	100
Mondelez International, Inc., Class A	13,724	740
Monster Beverage Corp. (a)	3,716	237
PepsiCo, Inc.	13,349	1,750
Philip Morris International, Inc.	14,773	1,161
Sysco Corp.	4,489	317
The Clorox Co.	1,218	186
The Coca-Cola Co.	36,567	1,862
The Estee Lauder Cos., Inc., Class A	2,074	380
The Hershey Co.	1,321	177
The J.M. Smucker Co.	1,081	125
The Kraft Heinz Co.	5,910	183
The Kroger Co.	7,581	165
The Procter & Gamble Co.	23,773	2,607
Tyson Foods, Inc., Class A	2,806	227
Walgreens Boots Alliance, Inc.	7,621	417
Wal-Mart Stores, Inc.	13,529	1,495
		16,922
Energy (4.9%):
Anadarko Petroleum Corp.	4,748	335
Apache Corp.	3,568	103
Baker Hughes, Inc. (b)	4,879	120
Cabot Oil & Gas Corp.	4,023	92
Chevron Corp.	18,057	2,247
Cimarex Energy Co.	964	57
Concho Resources, Inc.	1,906	197
ConocoPhillips	10,781	658
Devon Energy Corp.	3,946	113
Diamondback Energy, Inc.	1,468	160
EOG Resources, Inc.	5,512	513
Exxon Mobil Corp.	40,265	3,085
Halliburton Co.	8,292	188
Helmerich & Payne, Inc. (b)	1,040	53
Hess Corp.	2,419	154
HollyFrontier Corp.	1,493	69
Kinder Morgan, Inc.	18,500	386
Marathon Oil Corp.	7,778	111
Marathon Petroleum Corp.	6,402	358

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
National Oilwell Varco, Inc.	3,644	$81
Noble Energy, Inc.	4,596	103
Occidental Petroleum Corp.	7,123	358
ONEOK, Inc.	3,912	269
Phillips 66	3,987	373
Pioneer Natural Resources Co.	1,600	246
Schlumberger Ltd.	13,171	523
TechnipFMC PLC	4,043	105
The Williams Cos., Inc.	11,508	323
Valero Energy Corp.	3,969	340
		11,720
Financials (13.0%):
Affiliated Managers Group, Inc.	495	46
Aflac, Inc.	7,131	391
American Express Co.	6,572	812
American International Group, Inc.	8,263	440
Ameriprise Financial, Inc.	1,288	187
Aon PLC	2,281	440
Arthur J. Gallagher & Co.	1,749	153
Assurant, Inc.	586	62
Bank of America Corp.	85,364	2,475
BB&T Corp.	7,257	357
Berkshire Hathaway, Inc., Class B (a)	18,480	3,939
BlackRock, Inc., Class A	1,156	543
Capital One Financial Corp.	4,446	403
CBOE Holdings, Inc.	1,066	110
Chubb Ltd.	4,356	642
Cincinnati Financial Corp.	1,440	149
Citigroup, Inc.	22,347	1,565
Citizens Financial Group, Inc.	4,375	155
CME Group, Inc.	3,400	660
Comerica, Inc.	1,511	110
Discover Financial Services	3,121	242
E*TRADE Financial Corp.	2,341	104
Everest Re Group Ltd.	387	96
Fifth Third BanCorp.	6,937	194
First Republic Bank	1,566	153
Franklin Resources, Inc. (b)	2,808	98
Hartford Financial Services Group, Inc.	3,416	190
Huntington Bancshares, Inc.	9,948	137
Intercontinental Exchange, Inc.	5,403	464
Invesco Ltd.	3,773	77
Jefferies Financial Group, Inc.	2,499	48
JPMorgan Chase & Co.	31,116	3,478
KeyCorp	9,587	170
Lincoln National Corp.	1,941	125
Loews Corp.	2,603	142
M&T Bank Corp.	1,316	224
Marsh & McLennan Co., Inc.	4,800	480
MetLife, Inc.	9,097	453

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Moody's Corp.	1,579	$308
Morgan Stanley	12,342	541
MSCI, Inc.	801	191
Nasdaq, Inc.	1,100	106
Northern Trust Corp.	2,076	187
People's United Financial, Inc.	3,737	63
Principal Financial Group, Inc.	2,460	142
Prudential Financial, Inc.	3,887	393
Raymond James Financial, Inc.	1,206	102
Regions Financial Corp.	9,672	144
S&P Global, Inc.	2,363	538
State Street Corp.	3,599	202
SunTrust Banks, Inc.	4,212	265
SVB Financial Group (a)	500	112
Synchrony Financial	6,206	215
T. Rowe Price Group, Inc.	2,245	246
The Allstate Corp.	3,155	321
The Bank of New York Mellon Corp.	8,348	369
The Charles Schwab Corp.	11,273	453
The Goldman Sachs Group, Inc.	3,255	666
The PNC Financial Services Group, Inc.	4,311	592
The Progressive Corp.	5,549	444
The Travelers Co., Inc.	2,503	374
Torchmark Corp.	964	86
U.S. Bancorp	14,298	749
Unum Group	2,040	68
Wells Fargo & Co.	38,911	1,841
Willis Towers Watson PLC	1,227	235
Zions BanCorp	1,769	81
		30,548
Health Care (14.2%):
Abbott Laboratories	16,691	1,405
AbbVie, Inc.	14,018	1,019
ABIOMED, Inc. (a)	428	111
Agilent Technologies, Inc.	3,018	225
Alexion Pharmaceuticals, Inc. (a)	2,124	278
Align Technology, Inc. (a)	692	189
Allergan PLC	2,971	497
AmerisourceBergen Corp.	1,484	127
Amgen, Inc.	5,914	1,091
Anthem, Inc.	2,442	689
Baxter International, Inc.	4,530	371
Becton, Dickinson & Co.	2,557	644
Biogen, Inc. (a)	1,869	437
Boston Scientific Corp. (a)	13,171	566
Bristol-Myers Squibb Co.	15,516	704
Cardinal Health, Inc.	2,832	133
Celgene Corp. (a)	6,675	617
Centene Corp. (a)	3,926	206
Cerner Corp.	3,082	226

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cigna Corp.	3,612	$569
CVS Health Corp.	12,326	672
Danaher Corp.	5,971	853
DaVita, Inc. (a)	1,202	68
Dentsply Sirona, Inc.	2,224	130
Edwards Lifesciences Corp. (a)	1,974	365
Eli Lilly & Co.	8,208	909
Gilead Sciences, Inc.	12,122	819
HCA Holdings, Inc.	2,538	343
Henry Schein, Inc. (a)	1,439	101
Hologic, Inc. (a)	2,545	122
Humana, Inc.	1,288	342
IDEXX Laboratories, Inc. (a)	817	225
Illumina, Inc. (a)	1,397	514
Incyte Pharmaceuticals, Inc. (a)	1,688	143
Intuitive Surgical, Inc. (a)	1,088	571
IQVIA Holdings, Inc. (a)	1,504	242
Johnson & Johnson	25,308	3,525
Laboratory Corp. of America Holdings (a)	937	162
McKesson Corp.	1,823	245
Medtronic PLC	12,745	1,241
Merck & Co., Inc.	24,530	2,057
Mettler-Toledo International, Inc. (a)	236	198
Mylan NV (a)	4,900	93
Nektar Therapeutics (a)	1,655	59
PerkinElmer, Inc. (b)	1,053	101
Perrigo Co. PLC	1,188	57
Pfizer, Inc.	52,760	2,286
Quest Diagnostics, Inc.	1,276	130
Regeneron Pharmaceuticals, Inc. (a)	745	233
ResMed, Inc.	1,362	166
Stryker Corp.	2,939	604
Teleflex, Inc.	437	145
The Cooper Co., Inc.	469	158
Thermo Fisher Scientific, Inc.	3,826	1,125
UnitedHealth Group, Inc.	9,119	2,224
Universal Health Services, Inc., Class B	794	104
Varian Medical Systems, Inc. (a)	863	117
Vertex Pharmaceuticals, Inc. (a)	2,430	446
Waters Corp. (a)	680	146
WellCare Health Plans, Inc. (a)	475	135
Zimmer Biomet Holdings, Inc.	1,943	229
Zoetis, Inc.	4,550	516
		33,025
Industrials (9.2%):
3M Co.	5,472	949
A.O. Smith Corp.	1,348	64
Alaska Air Group, Inc.	1,170	75
Allegion PLC	898	99
American Airlines Group, Inc.	3,798	124

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
AMETEK, Inc.	2,158	$196
Arconic, Inc.	3,832	99
C.H. Robinson Worldwide, Inc.	1,301	110
Caterpillar, Inc.	5,470	745
Cintas Corp.	805	191
Copart, Inc. (a)	1,908	143
CSX Corp.	7,364	570
Cummins, Inc.	1,376	236
Deere & Co.	3,027	501
Delta Air Lines, Inc.	5,872	333
Dover Corp.	1,377	138
Eaton Corp. PLC, ADR	4,026	335
Emerson Electric Co.	5,841	390
Equifax, Inc.	1,147	155
Expeditors International of Washington, Inc.	1,631	124
Fastenal Co.	5,439	178
FedEx Corp.	2,282	375
Flowserve Corp.	1,245	66
Fortive Corp.	2,798	228
Fortune Brands Home & Security, Inc.	1,336	76
General Dynamics Corp.	2,575	468
General Electric Co.	82,727	869
Harris Corp.	1,121	212
Honeywell International, Inc.	6,929	1,209
Huntington Ingalls Industries, Inc.	395	89
IHS Markit Ltd. (a)	3,454	220
Illinois Tool Works, Inc.	2,869	433
Ingersoll-Rand PLC	2,301	291
J.B. Hunt Transport Services, Inc.	827	76
Jacobs Engineering Group, Inc.	1,114	94
Johnson Controls International PLC	7,592	313
Kansas City Southern Industries, Inc.	959	117
Lockheed Martin Corp.	2,336	849
Masco Corp.	2,799	110
Nielsen Holdings PLC	3,378	76
Norfolk Southern Corp.	2,542	507
Northrop Grumman Corp.	1,613	521
PACCAR, Inc.	3,295	236
Parker-Hannifin Corp.	1,229	209
Pentair PLC (b)	1,498	56
Quanta Services, Inc.	1,343	51
Raytheon Co.	2,682	466
Republic Services, Inc., Class A	2,048	177
Robert Half International, Inc.	1,132	65
Rockwell Automation, Inc.	1,136	186
Rollins, Inc.	1,401	50
Roper Technologies, Inc.	985	361
Snap-on, Inc.	529	88
Southwest Airlines Co.	4,727	240
Stanley Black & Decker, Inc.	1,438	208

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Textron, Inc.	2,230	$118
The Boeing Co.	4,993	1,818
TransDigm Group, Inc. (a)	462	224
Union Pacific Corp.	6,870	1,161
United Continental Holdings, Inc. (a)	2,129	186
United Parcel Service, Inc., Class B	6,614	682
United Rentals, Inc. (a)	756	100
United Technologies Corp.	7,703	1,003
Verisk Analytics, Inc., Class A	1,554	228
W.W. Grainger, Inc.	429	115
Wabtec Corp. (b)	1,507	108
Waste Management, Inc.	3,705	428
Xylem, Inc.	1,706	143
		21,661
Information Technology (21.4%):
Accenture PLC, Class A	6,058	1,120
Adobe Systems, Inc. (a)	4,635	1,366
Advanced Micro Devices, Inc. (a)	8,372	254
Akamai Technologies, Inc. (a)	1,551	124
Alliance Data Systems Corp.	433	61
Amphenol Corp., Class A	2,833	272
Analog Devices, Inc.	3,500	395
ANSYS, Inc. (a)	796	163
Apple, Inc.	42,570	8,426
Applied Materials, Inc.	9,022	405
Arista Networks, Inc. (a)	497	129
Autodesk, Inc. (a)	2,081	339
Automatic Data Processing, Inc.	4,140	684
Broadcom, Inc.	3,764	1,084
Broadridge Financial Solutions, Inc.	1,099	140
Cadence Design Systems, Inc. (a)	2,665	189
Cisco Systems, Inc.	41,834	2,290
Citrix Systems, Inc.	1,189	117
Cognizant Technology Solutions Corp., Class A	5,465	346
Corning, Inc.	7,477	248
DXC Technology Co.	2,549	141
F5 Networks, Inc. (a)	565	82
Fidelity National Information Services, Inc.	3,069	377
Fiserv, Inc. (a)	3,721	339
FleetCor Technologies, Inc. (a)	816	229
FLIR Systems, Inc.	1,287	70
Fortinet, Inc. (a)	1,378	106
Gartner, Inc. (a)	853	137
Global Payments, Inc.	1,498	240
Hewlett Packard Enterprises Co.	13,086	196
HP, Inc.	14,573	303
Intel Corp.	42,736	2,045
International Business Machines Corp.	8,457	1,166
Intuit, Inc.	2,462	643
IPG Photonics Corp. (a)	337	52

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Jack Henry & Associates, Inc.	733	$98
Juniper Networks, Inc.	3,306	88
Keysight Technologies, Inc. (a)	1,784	160
KLA-Tencor Corp.	1,570	186
Lam Research Corp.	1,450	272
Mastercard, Inc., Class A	8,578	2,270
Maxim Integrated Products, Inc.	2,598	155
Microchip Technology, Inc. (b)	2,252	195
Micron Technology, Inc. (a)	10,654	411
Microsoft Corp. (b)	72,911	9,766
Motorola Solutions, Inc.	1,557	260
NetApp, Inc.	2,347	145
Nvidia Corp.	5,759	946
Oracle Corp.	24,216	1,380
Paychex, Inc.	3,037	250
PayPal Holdings, Inc. (a)	11,149	1,277
Qorvo, Inc. (a)	1,167	78
QUALCOMM, Inc.	11,502	875
Red Hat, Inc. (a)	1,680	315
Salesforce.com, Inc. (a)	7,270	1,103
Seagate Technology PLC	2,436	115
Skyworks Solutions, Inc.	1,654	128
Symantec Corp.	6,075	132
Synopsys, Inc. (a)	1,422	183
TE Connectivity Ltd.	3,220	308
Texas Instruments, Inc.	8,919	1,024
The Western Union Co.	4,142	82
Total System Services, Inc.	1,547	198
VeriSign, Inc. (a)	1,001	209
Visa, Inc., Class A	16,632	2,887
Western Digital Corp.	2,764	131
Xerox Corp.	1,899	67
Xilinx, Inc.	2,406	284
		50,256
Materials (2.8%):
Air Products & Chemicals, Inc.	2,087	472
Albemarle Corp. (b)	1,005	71
Amcor PLC (a)	15,424	177
Avery Dennison Corp.	798	92
Ball Corp.	3,177	222
Celanese Corp., Series A	1,217	131
CF Industries Holdings, Inc.	2,118	99
Corteva, Inc.	7,142	211
Dow, Inc.	7,143	352
DuPont de Nemours, Inc.	7,142	537
Eastman Chemical Co.	1,328	103
Ecolab, Inc.	2,407	476
FMC Corp.	1,280	106
Freeport-McMoRan, Inc.	13,771	160
International Flavors & Fragrances, Inc. (b)	963	140
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
International Paper Co.	3,804	$165
Linde PLC	5,237	1,052
Lyondellbasell Industries NV, Class A	2,892	249
Martin Marietta Materials, Inc.	593	136
Newmont Mining Corp.	7,766	299
Nucor Corp.	2,902	160
Packaging Corp. of America	898	86
PPG Industries, Inc.	2,242	262
Sealed Air Corp.	1,479	63
The Mosaic Co.	3,370	84
The Sherwin-Williams Co.	775	355
Vulcan Materials Co.	1,253	173
WestRock Co.	2,427	89
		6,522
Real Estate (3.0%):
Alexandria Real Estate Equities, Inc.	1,071	151
American Tower Corp.	4,192	858
Apartment Investment & Management Co.	1,477	74
AvalonBay Communities, Inc.	1,316	267
Boston Properties, Inc.	1,468	189
CBRE Group, Inc., Class A (a)	2,968	152
Crown Castle International Corp.	3,949	515
Digital Realty Trust, Inc.	1,975	233
Duke Realty Investments, Inc.	3,414	108
Equinix, Inc.	792	399
Equity Residential	3,516	267
Essex Property Trust, Inc.	624	182
Extra Space Storage, Inc.	1,210	128
Federal Realty Investment Trust	707	91
HCP, Inc.	4,540	145
Host Hotels & Resorts, Inc.	7,037	128
Iron Mountain, Inc. (b)	2,721	85
Kimco Realty Corp.	4,005	74
Mid-America Apartment Communities, Inc.	1,082	127
Prologis, Inc.	5,990	480
Public Storage	1,426	340
Realty Income Corp.	2,887	199
Regency Centers Corp.	1,592	106
SBA Communications Corp. (a)	1,070	241
Simon Property Group, Inc.	2,936	469
SL Green Realty Corp.	795	64
The Macerich Co.	1,006	34
UDR, Inc.	2,619	118
Ventas, Inc.	3,385	231
Vornado Realty Trust	1,648	106
Welltower, Inc.	3,672	299
Weyerhaeuser Co.	7,094	187
		7,047

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.3%):
AES Corp.	6,294	$105
Alliant Energy Corp.	2,243	110
Ameren Corp.	2,325	175
American Electric Power Co., Inc.	4,688	413
American Water Works Co., Inc.	1,718	199
Atmos Energy Corp.	1,111	117
CenterPoint Energy, Inc.	4,763	136
CMS Energy Corp.	2,693	156
Consolidated Edison, Inc.	3,051	268
Dominion Resources, Inc.	7,596	586
DTE Energy Co.	1,729	221
Duke Energy Corp.	6,909	610
Edison International	3,096	209
Entergy Corp.	1,802	185
Evergy, Inc.	2,420	146
Eversource Energy	3,012	228
Exelon Corp.	9,216	442
FirstEnergy Corp.	4,786	205
NextEra Energy, Inc.	4,544	930
NiSource, Inc.	3,540	102
NRG Energy, Inc.	2,670	94
Pinnacle West Capital Corp.	1,066	100
PPL Corp.	6,851	212
Public Service Enterprise Group, Inc.	4,803	283
Sempra Energy	2,604	358
The Southern Co.	9,832	544
WEC Energy Group, Inc.	2,998	250
Xcel Energy, Inc.	4,887	291
		7,675
Total Common Stocks (Cost $55,138)		232,843
Collateral for Securities Loaned^ (4.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	2,331,617	2,332
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	3,003,390	3,003
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	77,998	78
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	1,282,219	1,282
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	1,748,441	1,749
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	2,719,896	2,720
Total Collateral for Securities Loaned (Cost $11,164)		11,164
Total Investments (Cost $66,302) — 104.0%		244,007
Liabilities in excess of other assets — (4.0)%		(9,356)
NET ASSETS — 100.00%		$234,651

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	10	9/20/19	$1,442,540	$1,472,100	$29,560
	Total unrealized appreciation				$29,560
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$29,560

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Communication Services (2.6%):
Liberty Sirius XM Group, Class C (a)	262,763	$9,980
Live Nation Entertainment, Inc. (a) (b)	414,244	27,444
		37,424
Consumer Discretionary (15.6%):
AutoZone, Inc. (a)	29,400	32,323
Dollar General Corp.	184,100	24,883
Five Below, Inc. (a) (b)	113,700	13,646
Grand Canyon Education, Inc. (a) (b)	184,900	21,637
Lithia Motors, Inc.	31,400	3,730
Marriott Vacations Worldwide Corp.	158,421	15,272
NVR, Inc. (a)	6,400	21,570
PVH Corp.	107,573	10,181
Ross Stores, Inc.	277,036	27,460
Tractor Supply Co.	212,900	23,164
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	76,488	26,533
Yeti Holdings, Inc. (a) (b)	241,800	7,000
		227,399
Consumer Staples (1.0%):
Monster Beverage Corp. (a)	235,867	15,055
Energy (2.6%):
Cheniere Energy, Inc. (a)	360,565	24,680
Delek US Holdings, Inc.	316,478	12,824
		37,504
Financials (10.2%):
Brown & Brown, Inc.	582,600	19,517
Radian Group, Inc.	1,065,777	24,353
Reinsurance Group of America, Inc.	106,798	16,664
SLM Corp.	2,016,643	19,601
SVB Financial Group (a)	93,308	20,956
Synchrony Financial	560,100	19,419
TD Ameritrade Holding Corp.	304,305	15,191
Zions BanCorp	284,086	13,062
		148,763
Health Care (11.0%):
ABIOMED, Inc. (a)	36,963	9,628
Agilent Technologies, Inc.	161,293	12,044
Baxter International, Inc.	310,499	25,430
BioMarin Pharmaceutical, Inc. (a)	150,734	12,910
Edwards Lifesciences Corp. (a)	158,400	29,263
Incyte Pharmaceuticals, Inc. (a)	197,500	16,780
Insulet Corp. (a)	45,800	5,468
Veeva Systems, Inc., Class A (a)	125,100	20,280
Zoetis, Inc.	251,230	28,512
		160,315

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (16.2%):
A.O. Smith Corp.	373,729	$17,625
AMETEK, Inc.	300,618	27,308
Chart Industries, Inc. (a) (b)	164,500	12,647
Fortive Corp.	92,624	7,551
Harris Corp.	87,454	16,540
HEICO Corp. (b)	167,500	22,413
Ingersoll-Rand PLC	208,500	26,411
Kratos Defense & Security Solutions, Inc. (a)	547,700	12,537
L3 Technologies, Inc.	69,652	17,077
Roper Technologies, Inc.	84,603	30,987
The Middleby Corp. (a)	119,700	16,243
Verisk Analytics, Inc., Class A	198,136	29,019
		236,358
Information Technology (22.3%):
Advanced Micro Devices, Inc. (a) (b)	684,700	20,794
Alteryx, Inc. (a) (b)	96,600	10,541
Amphenol Corp., Class A	233,610	22,413
Arista Networks, Inc. (a)	25,000	6,491
CDW Corp. of Delaware	259,959	28,855
EPAM Systems, Inc. (a)	140,200	24,269
Fiserv, Inc. (a)	80,100	7,302
GoDaddy, Inc., Class A (a)	262,894	18,442
IPG Photonics Corp. (a) (b)	62,200	9,594
Microchip Technology, Inc. (b)	262,187	22,732
ON Semiconductor Corp. (a)	185,572	3,750
Palo Alto Networks, Inc. (a)	82,176	16,744
PTC, Inc. (a)	187,997	16,875
ServiceNow, Inc. (a)	88,500	24,298
Splunk, Inc. (a) (b)	149,360	18,782
SS&C Technologies Holdings, Inc.	365,979	21,084
Twilio, Inc. (a) (b)	53,600	7,308
Workday, Inc. (a)	106,100	21,812
Worldpay, Inc. (a)	192,292	23,565
		325,651
Materials (5.6%):
Ball Corp.	419,259	29,344
CF Industries Holdings, Inc.	352,113	16,448
FMC Corp.	174,432	14,469
Livent Corp. (a) (b)	455,099	3,149
Vulcan Materials Co.	135,272	18,574
		81,984

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (7.6%):
CBRE Group, Inc., Class A (a)	426,790	$21,894
Cyrusone, Inc.	223,300	12,889
Digital Realty Trust, Inc.	175,246	20,642
SBA Communications Corp. (a)	174,903	39,326
Sun Communities, Inc.	128,616	16,487
		111,238
Utilities (4.2%):
Atmos Energy Corp.	141,200	14,905
CenterPoint Energy, Inc.	459,734	13,162
Sempra Energy (b)	123,439	16,966
Southwest Gas Corp. (b)	178,000	15,952
		60,985
Total Common Stocks (Cost $1,024,565)		1,442,676
Exchange-Traded Funds (1.3%)
SPDR S&P MidCap 400 ETF	54,761	19,418
Total Exchange-Traded Funds (Cost $18,175)		19,418
Collateral for Securities Loaned^ (4.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	14,490,062	14,490
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	18,664,859	18,665
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	484,724	485
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	7,968,472	7,968
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	10,865,857	10,866
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	16,903,061	16,903
Total Collateral for Securities Loaned (Cost $69,377)		69,377
Total Investments (Cost $1,112,117) — 105.0%		1,531,471
Liabilities in excess of other assets — (5.0)%		(72,878)
NET ASSETS — 100.00%		$1,458,593

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Biotechnology (14.5%):
Abeona Therapeutics, Inc. (a)	1,071	$5
Akero Therapeutics, Inc. (a)	1,608	31
ArQule, Inc. (a)	2,402	26
Arrowhead Pharmaceuticals, Inc. (a)	2,513	67
Athenex, Inc. (a) (b)	1,662	33
Aurinia Pharmaceuticals, Inc. (a)	6,904	45
Avrobio, Inc. (a)	2,901	47
Bicycle Therapeutics Ltd., ADR (a)	5,276	53
Bluebird Bio, Inc. (a) (b)	226	29
Cara Therapeutics, Inc. (a) (b)	1,428	31
Caredx, Inc. (a) (b)	1,010	36
Cellectis SA, ADR (a)	660	10
Deciphera Pharmaceuticals, Inc. (a) (b)	708	16
Esperion Therapeutics, Inc. (a) (b)	273	13
Gamida Cell Ltd. (a)	1,000	5
Iovance Biotherapeutics, Inc. (a)	2,461	60
Kezar Life Sciences, Inc. (a)	1,982	15
Lexicon Pharmaceuticals (a) (b)	1,505	9
Logicbio Therapeutics, Inc. (a)	3,000	39
NextCure, Inc. (a)	3,222	48
Orchard Therapeutics PLC, ADR (a)	6,720	94
Portola Pharmaceuticals, Inc. (a) (b)	1,539	42
Principia Biopharma Inc. (a)	1,464	49
Stemline Therapeutics, Inc. (a)	1,609	25
Stoke Therapeutics, Inc. (a)	2,500	73
Sutro Biopharma Inc. (a)	3,661	42
TCR2 Therapeutics, Inc. (a) (b)	11,000	156
TG Therapeutics, Inc. (a) (b)	2,119	18
Twist Bioscience Corp. (a) (b)	2,631	76
UroGen Pharma Ltd. (a) (b)	853	31
Viking Therapeutics, Inc. (a) (b)	5,623	47
Xencor, Inc. (a)	822	34
Zai Lab Ltd., ADR (a)	984	34
		1,339
Communication Services (2.7%):
Liberty Broadband Corp., Class A (a)	959	99
Vonage Holdings Corp. (a)	12,998	147
		246
Consumer Discretionary (14.5%):
At Home Group, Inc. (a)	2,304	15
Burlington Stores, Inc. (a)	777	133
Cavco Industries, Inc. (a) (b)	330	52
Chewy, Inc. (a)	3,000	105
Dana, Inc.	2,298	46
Dave & Buster's Entertainment, Inc.	2,155	87
Five Below, Inc. (a)	716	86

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Group 1 Automotive, Inc.	652	$53
Legacy Housing Corp. (a) (b)	8,580	107
Levi Strauss & Co., Class A (a) (b)	6,726	140
Luckin Coffee, Inc., ADR (a) (b)	12,300	240
Modine Manufacturing Co. (a)	3,014	43
Planet Fitness, Inc., Class A (a)	948	69
RealReal, Inc. (The) (a)	130	4
Skyline Champion Corp. (a)	4,307	118
Stoneridge, Inc. (a) (b)	1,520	48
		1,346
Consumer Staples (1.4%):
Grocery Outlet Holding Corp. (a)	4,000	132
Energy (1.7%):
Lonestar Resources US, Inc., Class A (a)	14,914	34
Magnolia Oil & Gas Corp. (a) (b)	3,428	40
Parsley Energy, Inc., Class A (a)	2,336	44
Talos Energy, Inc. (a)	1,644	40
		158
Financials (13.1%):
Amerant Bancorp, Inc. (a)	9,000	176
American Business Bank (a)	728	25
Bank Ozk	1,311	39
Coastal Financial Corp. (a)	8,400	130
Colony Bankcorp, Inc.	2,215	38
Crawford & Co., Class A	5,701	60
Customers BanCorp, Inc. (a)	3,942	83
First Western Financial, Inc. (a)	9,051	120
Morningstar, Inc.	668	97
Radian Group, Inc.	4,070	93
Silvercrest Asset Management Group, Inc.	3,935	55
SLM Corp.	5,481	53
South Plains Financial, Inc. (a)	5,120	84
Southwest Georgia Financial Corp.	1,625	34
WTB Financial Corp., Class B	360	132
		1,219
Health Care Equipment & Supplies (10.5%):
AtriCure, Inc. (a) (b)	3,158	94
Axogen, Inc. (a)	1,370	27
Brainsway, Ltd., ADR (a)	15,000	153
Dexcom, Inc. (a)	459	69
Insulet Corp. (a) (b)	902	108
Merit Medical Systems, Inc. (a)	3,199	190
Neuronetics, Inc. (a)	3,996	50
Nuvectra Corp. (a)	2,334	8
SI-BONE, Inc. (a)	8,957	182
Silk Road Medical, Inc. (a)	2,110	102
		983

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care Providers & Services (1.1%):
Encompass Health Corp.	778	$49
Guardant Health, Inc. (a) (b)	605	53
		102
Health Care Technology (0.3%):
Veeva Systems, Inc., Class A (a)	178	29
Industrials (11.5%):
ASGN, Inc. (a)	1,743	106
BWX Technologies, Inc.	1,070	56
Casella Waste Systems, Inc. (a)	3,626	144
Comfort Systems USA, Inc.	1,322	67
Construction Partners, Inc. (a)	5,757	87
Headhunter Group PLC, ADR	6,000	98
Kratos Defense & Security Solutions, Inc. (a)	4,884	111
Marten Transport Ltd.	4,570	83
Owens Corning, Inc.	1,289	75
Parsons Corp. (a)	3,000	111
PGT, Inc. (a)	3,825	64
Trex Co., Inc. (a)	637	46
Tutor Perini Corp. (a) (b)	1,665	23
		1,071
Information Technology (21.6%):
Cambium Networks Corp. (a)	10,000	96
Carbon Black, Inc. (a) (b)	3,941	66
Docusign, Inc. (a)	3,002	148
Dropbox, Inc. (a)	1,247	31
Elastic NV (a)	588	44
EPAM Systems, Inc. (a)	1,043	181
Globant SA (a)	940	95
GoDaddy, Inc., Class A (a)	730	51
ID Systems, Inc. (a)	9,414	55
Lumentum Holdings, Inc. (a)	792	42
Marvell Technology Group Ltd., ADR	1,167	28
Napco Security Systems, Inc. (a)	5,034	150
New Relic, Inc. (a)	422	37
ON Semiconductor Corp. (a)	5,499	111
Proofpoint, Inc. (a)	577	69
QAD, Inc.	3,137	126
RealPage, Inc. (a)	695	41
Silicom Ltd. (a)	1,645	54
Smartsheet, Inc. (a)	2,908	141
SS&C Technologies Holdings, Inc.	1,692	97
WNS Holdings Ltd., ADR (a)	3,344	198
Zendesk, Inc. (a)	591	53
Zix Corp. (a)	10,270	93
		2,007

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Life Sciences Tools & Services (0.9%):
Adaptive Biotechnologies Corp. (a)	1,407	$68
BioNano Genomics, Inc. (a)	8,136	20
		88
Materials (1.3%):
FMC Corp.	875	72
Livent Corp. (a)	818	6
Summit Materials, Inc., Class A (a)	2,157	42
		120
Pharmaceuticals (1.3%):
Collegium Pharmaceutical, Inc. (a)	1,187	16
Cymabay Therapeutics, Inc. (a)	1,278	9
Foamix Pharmaceuticals Ltd. (a)	4,125	10
NGM Biopharmaceuticals, Inc. (a)	1,990	29
Reata Pharmaceuticals, Inc. (a) (b)	645	61
		125
Real Estate (3.1%):
Firstservice Corp.	868	84
Retail Opportunity Investments Corp.	2,745	47
Rexford Industrial Realty, Inc.	1,918	77
Sun Communities, Inc.	651	84
		292
Total Common Stocks (Cost $7,435)		9,257
Warrants (0.1%)
Health Care (0.1%):
Bionano Genomics, Inc.	8,136	6
Total Warrant (Cost $—)		6
Collateral for Securities Loaned^ (14.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (c)	287,477	287
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (c)	370,303	370
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (c)	9,617	10
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (c)	158,091	158
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (c)	215,574	216
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (c)	335,350	335
Total Collateral for Securities Loaned (Cost $1,376)		1,376
Total Investments (Cost $8,811) — 114.4%		10,639
Liabilities in excess of other assets — (14.4)%		(1,339)
NET ASSETS — 100.00%		$9,300

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Brazil (7.2%):
Consumer Discretionary (2.7%):
Construtora Tenda SA	27,000	$168
Tupy SA	13,700	75
		243
Consumer Staples (0.6%):
Sao Martinho SA	9,800	51
Energy (0.7%):
Enauta Participacoes SA	19,200	64
Financials (0.7%):
Banco Do Estado Do Rio Grande Do SUL SA	10,700	66
Health Care (0.8%):
Notre Dame Intermedica Participacoes SA	6,700	70
Utilities (1.7%):
EDP — Energias do Brasil SA	10,100	50
Eneva SA (a)	16,200	102
		152
		646
Chile (0.5%):
Utilities (0.5%):
AES Gener SA	162,629	45
China (8.6%):
Consumer Discretionary (1.7%):
China Lilang Ltd.	74,000	68
Hisense Home Appliances Group Co., Ltd., Class H	37,000	45
Tianneng Power International Ltd. (b)	46,000	37
		150
Consumer Staples (0.5%):
China Modern Dairy Holdings Ltd. (a)	300,000	45
Energy (0.5%):
Hilong Holdings Ltd.	451,000	49
Health Care (1.4%):
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	56,000	51
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (c)	14,800	74
		125
Industrials (1.7%):
China Lesso Group Holdings Ltd.	68,000	55
Lonking Holdings Ltd.	136,000	36
Shenzhen Expressway Co. Ltd., Class H	52,000	62
		153

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (1.1%):
Chinasoft International Ltd.	90,000	$45
Hua Hong Semiconductor Ltd. (c)	28,000	54
		99
Real Estate (1.0%):
China Sce Property Holdings	184,000	89
Utilities (0.7%):
China Tian Lun Gas Holdings Ltd.	51,000	58
		768
Cyprus (0.7%):
Financials (0.7%):
TCS Group Holding PLC, GDR	3,021	59
Egypt (1.5%):
Communication Services (0.8%):
Telecom Egypt Co.	82,361	69
Financials (0.7%):
Credit Agricole Egypt	21,572	61
		130
Greece (1.5%):
Industrials (0.8%):
Mytilineos Holdings SA	6,430	74
Utilities (0.7%):
Terna Energy SA	7,774	62
		136
Hong Kong (4.2%):
Communication Services (0.6%):
Netdragon Websoft Holdings, Ltd.	23,000	57
Consumer Discretionary (0.5%):
Chow Sang Sang Holdings International Ltd.	29,000	43
Financials (0.5%):
Far East Horizon Ltd.	47,000	48
Industrials (0.6%):
Sinotruk Hong Kong Ltd.	30,500	53
Materials (0.9%):
China Resources Cement Holdings Ltd.	78,000	75
Utilities (1.1%):
Canvest Environmental Protection Group Co. Ltd. (b)	97,000	46
China Water Affairs Group Ltd.	54,000	53
		99
		375

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
India (13.5%):
Communication Services (0.6%):
Inox Leisure Ltd. (a)	10,990	$52
Consumer Discretionary (1.8%):
Mahindra CIE Automotive Ltd. (a)	26,245	88
Trident Ltd.	81,989	74
		162
Consumer Staples (0.5%):
Radico Khaitan Ltd.	9,481	43
Financials (3.4%):
City Union Bank Ltd.	15,303	48
Federal Bank, Ltd.	50,455	79
Muthoot Finance Ltd.	9,645	90
Power Finance Corp. Ltd. (a)	41,894	82
		299
Health Care (1.9%):
Dishman Carbogen Amcis, Ltd. (a)	17,351	57
Granules India Ltd.	34,243	48
Ipca Laboratories Ltd.	4,888	65
		170
Industrials (1.5%):
NRB Bearings Ltd.	28,546	68
PNC Infratech Ltd.	21,804	63
		131
Information Technology (1.0%):
Mindtree Ltd.	3,296	44
Sonata Software, Ltd.	9,659	49
		93
Materials (1.4%):
Apl Apollo Tubes, Ltd.	2,144	47
Heidelberg Cement India Ltd.	28,139	79
		126
Real Estate (0.9%):
Sobha Ltd.	9,743	77
Utilities (0.5%):
Gujarat Gas, Ltd.	19,046	48
		1,201
Indonesia (1.7%):
Industrials (1.1%):
PT Wijaya Karya Persero TBK	569,300	98
Materials (0.6%):
Timah Tbk PT	633,500	51
		149

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Jersey (1.0%):
Information Technology (1.0%):
WNS Holdings Ltd., ADR (a)	1,494	$88
Korea, Republic Of (15.3%):
Communication Services (1.1%):
AfreecaTV Co. Ltd.	856	46
NHN Entertainment Corp. (a)	846	56
		102
Consumer Discretionary (2.4%):
Fila Korea Ltd.	1,706	113
GS Home Shopping, Inc.	297	45
SL Corp.	2,591	53
		211
Consumer Staples (1.8%):
Maeil Dairies Co. Ltd.	1,462	107
Nongshim Co. Ltd.	231	51
		158
Financials (0.9%):
Meritz Securities Co., Ltd.	16,803	78
Health Care (2.6%):
Korea United Pharmaceuticals, Inc.	3,399	68
Osstem Implant Co. Ltd. (a)	883	57
Samjin Pharmaceutical Co. Ltd.	1,933	50
Value Added Technology Co. Ltd.	2,282	56
		231
Industrials (1.0%):
Hyundai Construction Equipment Co. Ltd.	926	33
KEPCO Plant Service & Engineering Co. Ltd.	2,038	55
		88
Information Technology (3.0%):
DuzonBizon Co. Ltd.	1,206	65
Iljin Materials Co. Ltd. (a)	1,318	43
Partron Co. Ltd.	4,427	68
SFA Engineering Corp.	2,738	96
		272
Materials (2.0%):
Ecopro Co., Ltd. (a)	1,847	43
Hyosung Advanced Materials Corp. (a)	417	43
Korea Petrochemical Ind Co. Ltd.	288	33
Soulbrain Co. Ltd.	1,379	57
		176
Real Estate (0.5%):
Korea Real Estate Investment & Trust Co. Ltd.	23,091	47
		1,363

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Luxembourg (0.5%):
Materials (0.5%):
Ternium SA, ADR	2,189	$49
Malaysia (4.4%):
Communication Services (0.6%):
TIME dotCom Berhad	25,300	55
Energy (0.9%):
Serba Dinamik Holdings BHD	76,600	75
Financials (1.7%):
AEON Credit Service M Berhad	15,700	64
Syarikat Takaful Malaysia Keluarga BHD	53,100	88
		152
Health Care (0.7%):
Supermax Corp. Berhad	156,800	63
Industrials (0.5%):
Muhibbah Engineering (M) BHD	66,800	45
		390
Mexico (4.4%):
Consumer Staples (0.7%):
La Comer Sab de CV (a)	56,101	63
Financials (1.1%):
Banco del Bajio SA (c)	24,524	49
Credito Real Sab de CV	39,269	48
		97
Industrials (0.7%):
Grupo Aeroportuario del Centro Norte SAB de CV	10,620	65
Materials (0.6%):
Grupo Cementos de Chihuahua SAB de CV	9,293	51
Real Estate (1.3%):
Concentradora Fibra Danhos S	36,696	49
Prologis Property Mexico SA de CV	30,369	63
		112
		388
Pakistan (0.8%):
Energy (0.4%):
Mari Petroleum Co. Ltd.	6,244	40
Utilities (0.4%):
The Hub Power Co. Ltd.	69,000	34
		74
Philippines (1.8%):
Consumer Discretionary (0.5%):
Bloomberry Resorts Corp.	198,000	44

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.5%):
Cebu Air, Inc.	28,080	$50
Real Estate (0.8%):
Vista Land & Lifescapes, Inc.	498,800	69
		163
Poland (0.9%):
Industrials (0.9%):
PKP Cargo SA	6,708	78
Qatar (0.5%):
Energy (0.5%):
Qatar Gas Transport Co. Ltd.	7,499	47
Saudi Arabia (0.5%):
Consumer Discretionary (0.5%):
Leejam Sports Co. JSC	2,408	48
South Africa (4.0%):
Consumer Discretionary (0.8%):
Super Group Ltd. (a)	30,986	72
Energy (0.8%):
Exxaro Resources Ltd.	5,369	66
Materials (1.7%):
African Rainbow Minerals Ltd.	7,218	94
Mpact Ltd.	38,547	61
		155
Real Estate (0.7%):
Vukile Property Fund Ltd.	48,699	66
		359
Taiwan (17.9%):
Consumer Discretionary (2.5%):
Cub Elecparts, Inc.	6,295	51
Makalot Industrial Co. Ltd.	13,000	88
Merida Industry Co., Ltd.	14,000	83
		222
Consumer Staples (0.9%):
TCI Co. Ltd.	6,000	82
Financials (0.9%):
King's Town Bank Co. Ltd.	72,000	78
Health Care (0.8%):
Bioteque Corp.	19,000	74
Industrials (3.7%):
Chicony Power Technology Co. Ltd.	38,000	60
Kung Long Batteries Industrial Co. Ltd.	17,000	89
Shin Zu Shing Co. Ltd.	20,000	75

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TECO Electric & Machinery Co., Ltd.	72,000	$53
Wisdom Marine Lines Co. Ltd.	55,000	55
		332
Information Technology (8.3%):
Accton Technology Corp.	15,000	64
Chipbond Technology Corp.	39,000	76
Elan Microelectronics Corp.	25,200	59
King Yuan Electronics Co. Ltd.	63,000	55
Merry Electronics Co. Ltd.	15,000	82
Parade Technologies Ltd.	3,000	51
Radiant Opto-Electronics Corp.	21,000	71
Sinbon Electronics Co. Ltd.	26,000	95
Taiwan Union Technology Corp.	15,000	60
Tripod Technology Corp.	34,000	121
		734
Real Estate (0.8%):
Chong Hong Construction Co. Ltd.	25,000	72
		1,594
Thailand (3.4%):
Communication Services (0.6%):
Major Cineplex Group PLC	53,700	51
Consumer Discretionary (0.8%):
Somboon Advance Technology PLC	117,300	69
Financials (0.5%):
Thanachart Capital PCL	25,600	47
Industrials (0.5%):
Gunkul Engineering PCL	430,600	45
Real Estate (1.0%):
Supalai PCL	114,500	88
		300
Turkey (3.1%):
Consumer Staples (0.6%):
Coca-Cola Icecek	10,968	57
Industrials (1.1%):
Tekfen Holding AS	20,770	93
Materials (1.4%):
Anadolu Cam Sanayii AS	116,240	56
Soda Sanayii AS	61,191	68
		124
		274
Total Common Stocks (Cost $8,100)		8,724

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.4%)
United States (1.4%):
iShares MSCI Emerging Markets Small-Cap ETF	2,788	$123
Total Exchange-Traded Funds (Cost $121)		123
Collateral for Securities Loaned^ (0.6%)
United States (0.6%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (d)	11,580	12
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (d)	14,416	14
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (d)	387	—	(e)
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (d)	6,368	6
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (d)	8,684	9
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (d)	13,508	14
Total Collateral for Securities Loaned (Cost $55)		55
Total Investments (Cost $8,276) — 99.9%		8,902
Other assets in excess of liabilities — 0.1%		8
NET ASSETS — 100.00%		$8,910

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2019, the fair value of these securities was $177 (thousand) and amounted to 2.0% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2019.

(e)  Rounds to less than $1.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Australia (5.6%):
Communication Services (0.3%):
Telstra Corp. Ltd.	27,469	$74
Consumer Discretionary (0.4%):
Aristocrat Leisure Ltd.	3,583	77
Energy (1.1%):
Beach Energy Ltd.	90,309	127
Santos Ltd.	24,089	120
		247
Financials (1.5%):
Australia & New Zealand Banking Group Ltd.	3,752	75
Macquarie Group Ltd.	2,066	182
Westpac Banking Corp.	3,255	65
		322
Industrials (0.3%):
Qantas Airways Ltd.	15,999	61
Materials (1.5%):
RIO Tinto Ltd.	4,499	329
Real Estate (0.5%):
Mirvac Group	52,908	117
		1,227
Austria (0.7%):
Financials (0.7%):
Erste Group Bank AG	2,171	81
Raiffeisen Bank International AG	2,861	67
		148
Belgium (0.6%):
Financials (0.4%):
KBC Groep NV	1,343	88
Materials (0.2%):
Solvay SA	485	50
		138
Brazil (1.6%):
Energy (0.4%):
Petroleo Brasileiro SA	13,200	94
Financials (0.9%):
Banco Santander Brasil SA	16,000	189
Materials (0.3%):
Vale SA	5,300	72
		355

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Canada (6.0%):
Consumer Discretionary (0.3%):
Magna International, Inc.	1,452	$72
Consumer Staples (0.4%):
Alimentation Couche-Tard, Inc., Class B	1,389	87
Energy (1.4%):
EnCana Corp.	17,171	88
Parex Resources, Inc. (a)	8,405	135
Suncor Energy, Inc.	2,856	89
		312
Financials (2.4%):
Bank of Montreal	1,390	105
Canadian Imperial Bank of Commerce (b)	1,849	146
iA Financial Corp., Inc.	1,974	80
Sun Life Financial, Inc.	3,026	125
The Bank of Nova Scotia (b)	1,578	85
		541
Industrials (0.5%):
Air Canada (a)	3,685	112
Materials (1.0%):
Kirkland Lake Gold Ltd.	2,751	119
Teck Resources Ltd., Class B	4,025	93
		212
		1,336
China (6.5%):
Communication Services (1.7%):
China Film Co. Ltd., Class A	28,600	65
NetEase, Inc., ADR	256	66
Tencent Holdings Ltd.	5,300	240
		371
Consumer Discretionary (1.8%):
Alibaba Group Holding Ltd., ADR (a)	1,503	255
ANTA Sports Products Ltd.	21,000	145
		400
Financials (1.4%):
Bank of China Ltd.	209,275	88
Industrial & Commercial Bank of China Ltd.	206,250	151
Ping An Insurance Group Co. of China Ltd.	6,000	72
		311
Health Care (0.2%):
Sinopharm Group Co. Ltd.	15,200	53
Industrials (0.3%):
Zhejiang Expressway Co. Ltd., Class H	54,000	57

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.7%):
Anhui Conch Cement Co. Ltd.	25,000	$156
Real Estate (0.4%):
Country Garden Holdings Co. Ltd.	61,000	93
		1,441
Denmark (1.1%):
Consumer Staples (0.3%):
Carlsberg A/S, Class B	535	71
Industrials (0.3%):
Vestas Wind Systems A/S	777	67
Utilities (0.5%):
Orsted A/S (c)	1,243	108
		246
Finland (0.3%):
Industrials (0.3%):
Metso OYJ	1,879	74
France (7.9%):
Communication Services (0.3%):
Vivendi Universal SA (b)	2,675	73
Consumer Discretionary (1.6%):
Kering	221	130
LVMH Moet Hennessy Louis Vuitton SA	510	217
		347
Consumer Staples (1.5%):
L'Oreal SA	674	192
Pernod Ricard SA	772	142
		334
Energy (0.8%):
Total SA	3,026	170
Financials (0.3%):
AXA SA	2,387	63
Health Care (0.6%):
Korian-Medica	1,633	62
Sanofi	911	79
		141
Industrials (1.6%):
Airbus Group SE	659	93
Alstom SA	1,426	66
Teleperformance	597	120
Vinci SA	715	73
		352

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.6%):
Alten Ltd.	620	$74
Cap Gemini SA	529	66
		140
Materials (0.3%):
Arkema SA	651	60
Real Estate (0.3%):
Nexity SA	1,409	61
		1,741
Germany (5.3%):
Communication Services (0.4%):
Deutsche Telekom AG, Registered Shares	4,461	77
Consumer Discretionary (0.8%):
Hugo Boss AG	873	58
Volkswagen AG	747	126
		184
Financials (1.3%):
Allianz SE	654	158
Hannover Rueck SE	776	125
		283
Health Care (0.3%):
Fresenius Medical Care AG & Co. KGaA	807	63
Industrials (0.5%):
MTU Aero Engines Holding AG	496	118
Information Technology (0.6%):
SAP SE	1,012	139
Materials (0.3%):
HeidelbergCement AG	800	65
Real Estate (0.6%):
Deutsche Wohnen AG	1,569	58
Leg Immobilien AG	534	60
		118
Utilities (0.5%):
E.ON AG	10,890	118
		1,165
Hong Kong (3.2%):
Communication Services (0.6%):
China Unicom Hong Kong Ltd.	56,000	61
HKT Trust & HKT Ltd.	43,000	69
		130

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.6%):
CNOOC Ltd.	49,000	$83
Kunlun Energy Co. Ltd.	66,000	58
		141
Financials (0.5%):
BOC Hong Kong Holdings Ltd.	27,000	106
Industrials (0.6%):
CK Hutchison Holdings Ltd.	14,000	138
Real Estate (0.6%):
CK Asset Holdings Ltd.	7,895	62
Sun Hung KAI Properties Ltd.	4,500	76
		138
Utilities (0.3%):
China Water Affairs Group Ltd.	56,000	55
		708
Hungary (0.4%):
Financials (0.4%):
OTP Bank Public Co. Ltd.	2,291	91
India (1.7%):
Energy (0.4%):
Reliance Industries Ltd. (a)	4,259	77
Financials (0.3%):
Power Finance Corp. Ltd. (a)	36,139	70
Health Care (0.3%):
Ipca Laboratories Ltd.	5,012	67
Information Technology (0.4%):
HCL Technologies Ltd.	6,200	96
Utilities (0.3%):
Power Grid Corp. of India Ltd.	23,971	72
		382
Indonesia (0.9%):
Industrials (0.6%):
PT Wijaya Karya Persero TBK	823,400	142
Utilities (0.3%):
PT Perusahaan Gas Negara Persero TBK	390,900	58
		200
Ireland (1.1%):
Health Care (0.8%):
ICON PLC (a)	1,211	187
Industrials (0.3%):
DCC PLC	731	65
		252

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Italy (1.7%):
Financials (0.4%):
Mediobanca SpA	7,489	$77
Health Care (0.3%):
Recordati SpA	1,500	63
Utilities (1.0%):
ACEA SpA	4,104	78
Enel SpA	21,260	148
		226
		366
Japan (15.5%):
Communication Services (1.3%):
KDDI Corp.	3,800	97
Nexon Co. Ltd. (a)	4,100	60
Nippon Telegraph & Telephone Corp.	2,700	126
		283
Consumer Discretionary (2.9%):
Bandai Namco Holdings, Inc.	1,600	78
Sony Corp.	5,000	263
Toyota Industries Corp.	1,600	88
Toyota Motor Corp.	3,400	211
		640
Consumer Staples (0.7%):
Matsumotokiyoshi Holdings Co. Ltd.	2,100	62
Nippon Suisan Kaisha Ltd.	14,400	89
		151
Financials (2.1%):
Chiba Bank Ltd.	8,400	41
ORIX Corp.	9,800	147
Sumitomo Mitsui Financial Group, Inc.	2,625	93
Sumitomo Mitsui Trust Holdings, Inc.	1,700	62
Tokio Marine Holdings, Inc.	2,400	120
		463
Health Care (1.9%):
Astellas Pharma, Inc.	7,600	108
Hoya Corp.	2,300	177
Shionogi & Co. Ltd.	2,200	127
		412
Industrials (3.3%):
Central Japan Railway Co.	700	140
ITOCHU Corp.	10,500	201
Mitsubishi Electric Corp.	6,100	81
Mitsui & Co. Ltd.	6,900	113
OBAYASHI Corp.	7,400	73
See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Seibu Holdings, Inc.	3,700	$62
Taisei Corp.	1,600	58
		728
Information Technology (1.8%):
Advantest Corp.	2,700	74
FUJIFILM Holdings Corp.	1,700	86
Hitachi Ltd.	1,800	66
NTT Data Corp.	5,800	78
OBIC Co. Ltd.	800	91
		395
Materials (0.8%):
Showa Denko KK	1,600	47
Tosoh Corp.	3,500	49
UBE Industries Ltd.	4,500	94
		190
Real Estate (0.4%):
Daiwa House Industry Co. Ltd.	3,400	99
Utilities (0.3%):
Kansai Electric Power Co.	5,800	67
		3,428
Korea, Republic Of (3.2%):
Communication Services (0.3%):
Cheil Worldwide, Inc.	2,865	73
Consumer Discretionary (0.3%):
Hyundai Motor Co.	600	73
Financials (0.9%):
Industrial Bank of Korea	7,655	93
Shinhan Financial Group Co. Ltd.	2,478	96
		189
Industrials (0.3%):
Samsung Engineering Co. Ltd. (a)	4,518	67
Information Technology (1.1%):
Samsung Electronics Co. Ltd.	2,479	101
Samsung SDI Co. Ltd.	357	73
Samsung SDS Co. Ltd.	384	72
		246
Materials (0.3%):
POSCO	267	57
		705
Luxembourg (0.5%):
Materials (0.5%):
Arcelormittal	6,048	108

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Malaysia (0.5%):
Financials (0.5%):
RHB Capital Berhad	88,500	$120
Mexico (0.7%):
Consumer Discretionary (0.3%):
El Puerto de Liverpool Sab de CV	11,171	62
Consumer Staples (0.4%):
Wal-Mart de Mexico SAB de CV	30,409	83
		145
Netherlands (2.1%):
Consumer Staples (0.3%):
Koninklijke Ahold Delhaize NV	3,270	73
Financials (0.9%):
ING Groep NV	8,148	94
NN Group NV	2,303	93
		187
Industrials (0.5%):
AerCap Holdings NV (a)	1,880	98
Information Technology (0.4%):
NXP Semiconductor NV	993	97
		455
Norway (0.7%):
Communication Services (0.3%):
Telenor ASA	2,924	62
Financials (0.4%):
DNB ASA	5,324	99
		161
Poland (0.4%):
Consumer Staples (0.4%):
Dino Polska SA (a) (c)	2,552	89
Portugal (0.8%):
Communication Services (0.3%):
NOS SGPS SA	9,766	64
Energy (0.5%):
Galp Energia SGPS SA	6,649	102
		166
Russian Federation (0.9%):
Energy (0.5%):
LUKOIL PJSC, ADR	1,481	125
Financials (0.4%):
Sberbank of Russia PJSC	22,290	84
		209

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Saudi Arabia (0.4%):
Health Care (0.4%):
Mouwasat Medical Services Co.	3,622	$87
Singapore (0.5%):
Financials (0.5%):
DBS Group Holdings Ltd.	5,500	106
South Africa (0.9%):
Communication Services (0.5%):
Naspers Ltd.	482	117
Materials (0.4%):
Kumba Iron Ore Ltd.	2,565	91
		208
Spain (1.4%):
Energy (0.4%):
Repsol SA	5,514	86
Industrials (0.7%):
ACS, Actividades de Construccion y Servicios SA	3,703	148
Utilities (0.3%):
Atlantica Yield PLC	2,936	67
		301
Sweden (2.4%):
Communication Services (0.5%):
Tele2 AB	6,927	101
Consumer Staples (0.3%):
Essity AB, Class B	2,243	69
Financials (0.4%):
Skandinaviska Enskilda Banken AB, Class A	8,418	78
Industrials (0.6%):
Volvo AB, Class B	9,017	143
Information Technology (0.3%):
Hexagon AB, B Shares	1,183	66
Materials (0.3%):
Boliden AB	2,597	67
		524
Switzerland (7.6%):
Consumer Staples (2.1%):
Nestle SA, Registered Shares	4,399	456
Financials (1.6%):
Partners Group Holding AG	114	89
Swiss Life Holding AG	528	262
		351

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (3.2%):
Lonza Group AG, Registered Shares	291	$98
Novartis AG	3,149	288
Roche Holding AG	1,157	325
		711
Industrials (0.3%):
Adecco SA, Registered Shares	1,125	68
Information Technology (0.4%):
Logitech International SA	2,416	97
		1,683
Taiwan (2.7%):
Consumer Staples (0.3%):
TCI Co. Ltd.	5,000	69
Financials (0.4%):
Chailease Holding Co. Ltd.	21,000	87
Information Technology (2.0%):
Accton Technology Corp.	20,000	85
Delta Electronics, Inc.	16,000	81
Radiant Opto-Electronics Corp.	22,000	74
Realtek Semiconductor Corp.	17,000	125
Taiwan Semiconductor Manufacturing Co. Ltd.	10,000	77
		442
		598
Turkey (0.3%):
Consumer Staples (0.3%):
BIM Birlesik Magazalar AS	4,121	57
United Kingdom (11.3%):
Communication Services (0.3%):
Cineworld UK Ltd.	21,954	71
Consumer Discretionary (1.1%):
Barratt Developments PLC	10,783	79
Fiat DaimlerChrysler Automobiles NV	4,423	61
JD Sports Fashion PLC	13,916	104
		244
Consumer Staples (2.3%):
British American Tobacco PLC	2,749	96
Diageo PLC	3,552	153
Imperial Tobacco Group PLC	1,772	41
Tate & Lyle PLC	8,949	84
Tesco PLC	48,918	141
		515

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (1.3%):
BP PLC	35,198	$245
Cairn Energy PLC (a)	24,060	53
		298
Financials (2.5%):
3I Group PLC	15,990	226
HSBC Holdings PLC	7,645	64
Legal & General Group PLC	27,549	94
Lloyds Banking Group PLC	148,371	107
Royal Bank of Scotland Group	18,678	52
		543
Health Care (1.3%):
AstraZeneca PLC	1,086	89
GlaxoSmithKline PLC	6,123	122
Hikma Pharmaceuticals PLC	3,554	78
		289
Industrials (1.2%):
Ashtead Group PLC	6,387	183
CNH Industrial NV	7,905	81
		264
Information Technology (0.3%):
Electrocomponents PLC	7,369	59
Materials (1.0%):
Anglo American PLC	7,563	215
		2,498
Total Common Stocks (Cost $19,687)		21,518
Preferred Stocks (0.4%)
Brazil (0.4%):
Communication Services (0.4%):
Telefonica Brasil SA	6,700	87
Total Preferred Stocks (Cost $82)		87
Rights (0.0%) (d)
Spain (0.0%): (d)
Energy (0.0%): (d)
Repsol SA Expires 07/05/19 @ $0.49 (a)	5,514	3
Industrials (0.0%): (d)
ACS Actividades de Construccion y Servicios SA Expires 07/09/19 @ $1.38 (a)	3,703	6
		9
Total Rights (Cost $9)		9

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.0%)
United States (1.0%):
iShares Core MSCI EAFE ETF	1,963	$121
iShares Core MSCI Emerging Markets ETF	1,749	90
		211
Total Exchange-Traded Funds (Cost $211)		211
Collateral for Securities Loaned^ (1.4%)
United States (1.4%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (e)	65,281	65
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (e)	84,589	85
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (e)	2,184	2
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (e)	35,900	36
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (e)	48,953	49
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (e)	76,152	76
Total Collateral for Securities Loaned (Cost $313)		313
Total Investments (Cost $20,302) — 100.2%		22,138
Liabilities in excess of other assets — (0.2)%		(45)
NET ASSETS — 100.00%		$22,093

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2019, the fair value of these securities was $197 (thousand) and amounted to 0.9% of net assets.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.0%)
Australia (6.2%):
Consumer Staples (0.1%):
Metcash Ltd. (a)	1,343,402	$2,429
Energy (0.9%):
Beach Energy Ltd.	12,014,742	16,894
Financials (0.5%):
Magellan Financial Group, Ltd.	219,216	7,868
Industrials (0.8%):
Downer Edi Ltd.	1,475,344	7,175
Seven Group Holdings Ltd.	602,868	7,855
		15,030
Information Technology (0.4%):
Appen, Ltd.	322,351	6,367
Materials (2.3%):
CSR Ltd. (a)	3,017,330	8,298
Iluka Resources Ltd.	834,114	6,332
Mineral Resources Ltd.	509,800	5,382
Northern Star Resources Ltd.	1,731,561	14,202
OZ Minerals Ltd.	1,121,744	7,939
		42,153
Real Estate (1.2%):
Charter Hall Group	2,792,759	21,262
		112,003
Austria (0.4%):
Materials (0.4%):
Rhi Magnesita NV	107,424	6,592
Belgium (0.6%):
Real Estate (0.6%):
Warehouses De Pauw SCA	62,336	10,488
Canada (8.2%):
Communication Services (0.8%):
Entertainment One Ltd.	1,906,842	9,629
IMAX Corp. (b)	287,769	5,813
		15,442
Consumer Discretionary (1.2%):
BRP, Inc.	274,236	9,802
Canada Goose Holdings, Inc. (a) (b)	298,318	11,554
		21,356

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (1.4%):
Enerflex Ltd.	500,794	$6,521
Parex Resources, Inc. (b)	857,779	13,763
Tamarack Valley Energy Ltd. (b)	3,557,201	5,678
		25,962
Financials (0.3%):
Canadian Western Bank	251,241	5,731
Industrials (1.6%):
Air Canada (b)	351,918	10,667
Badger Daylighting Ltd.	222,322	8,113
TFI International, Inc.	308,323	9,332
		28,112
Materials (1.5%):
Detour Gold Corp. (b)	545,496	6,882
Kirkland Lake Gold Ltd.	469,291	20,221
		27,103
Real Estate (0.9%):
Canadian Apartment Properties REIT	250,674	9,258
Tricon Capital Group, Inc.	919,455	7,022
		16,280
Utilities (0.5%):
Northland Power, Inc. (a)	458,433	8,928
		148,914
Cayman Islands (0.3%):
Consumer Discretionary (0.3%):
Nexteer Automotive Group Ltd.	4,737,000	5,899
Denmark (1.7%):
Consumer Staples (0.8%):
Royal Unibrew A/S	186,650	13,649
Health Care (0.5%):
GN Store Nord A/S	194,251	9,083
Industrials (0.4%):
DFDS A/S (a)	169,190	7,188
		29,920
Finland (2.5%):
Communication Services (0.3%):
DNA Oyj	220,114	5,255
Industrials (1.5%):
Cramo Oyj	422,148	10,041
Outotec OYJ (b)	1,136,687	6,013
Valmet Oyj (a)	455,130	11,351
		27,405

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.4%):
Tieto OYJ (a)	201,397	$5,969
Materials (0.3%):
Kemire OYJ	392,005	5,769
		44,398
France (8.3%):
Communication Services (0.5%):
Television Francaise (a)	878,588	9,243
Consumer Discretionary (1.0%):
Faurecia Manufacture Automoblie Parts	145,803	6,761
Fnac Darty SA (b)	66,362	4,928
Seb SA	34,718	6,244
		17,933
Financials (0.4%):
SCOR SE	151,101	6,622
Health Care (0.5%):
Korian-Medica	244,715	9,306
Industrials (2.9%):
Alstom SA	151,526	7,022
Eiffage SA	166,466	16,447
Teleperformance	140,253	28,081
		51,550
Information Technology (1.8%):
Alten Ltd. (a)	126,438	15,155
Soitec (b)	86,656	9,478
Worldline SA (b) (c)	108,434	7,876
		32,509
Materials (0.8%):
Arkema SA	164,148	15,256
Real Estate (0.4%):
Nexity SA	166,017	7,172
		149,591
Germany (5.8%):
Consumer Discretionary (0.3%):
Hugo Boss AG	91,540	6,099
Financials (0.7%):
Aurelius Equity Opportunities Se & Co. KGAA	146,911	6,989
Deutsche Pfandbriefbank AG (c)	414,809	4,994
		11,983
Health Care (1.3%):
Carl Zeiss Meditec AG	167,935	16,559
Gerresheimer AG	94,941	6,996
		23,555

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.6%):
Deutz AG	815,876	$7,935
Fraport AG	89,595	7,710
Rheinmetall AG	108,111	13,247
		28,892
Information Technology (0.6%):
Bechtle AG	86,726	9,978
Real Estate (1.3%):
Alstria Office REIT AG	706,396	11,432
TAG Immobilien AG	556,405	12,848
		24,280
		104,787
Hong Kong (0.7%):
Real Estate (0.4%):
Champion REIT	7,570,000	6,308
Utilities (0.3%):
Towngas China Co. Ltd.	8,154,000	5,874
		12,182
Ireland (1.4%):
Consumer Discretionary (0.3%):
Dalata Hotel Group PLC	1,069,995	5,729
Health Care (0.7%):
UDG Healthcare PLC	1,160,721	11,773
Industrials (0.4%):
Grafton Group PLC	726,030	7,423
		24,925
Israel (0.3%):
Financials (0.3%):
Israel Discount Bank-A	1,505,240	6,143
Italy (3.7%):
Communication Services (0.7%):
Infrastructure Wireless Italiane SpA (c)	1,332,367	13,060
Consumer Discretionary (0.3%):
Technogym SpA (c)	510,708	5,689
Energy (0.2%):
Saras SpA	2,789,493	4,210
Health Care (1.3%):
Amplifon SpA	623,858	14,614
Diasorin SpA	67,930	7,889
		22,503
Industrials (0.3%):
Interpump Group SpA	166,516	5,122

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.3%):
Buzzi Unicem SpA	266,260	$5,405
Utilities (0.6%):
ACEA SpA	547,310	10,419
		66,408
Japan (21.5%):
Consumer Discretionary (3.1%):
Adastria Co. Ltd.	227,000	4,866
BIC Camera, Inc.	594,000	5,840
Paltac Corp.	217,600	11,991
Pressance Corp.	541,500	7,451
Round One Corp.	616,100	7,835
Starts Corp., Inc.	269,300	6,359
Sushiro Global Holdings Ltd.	122,500	7,321
Toyo Tire Corp.	383,500	5,057
		56,720
Consumer Staples (1.3%):
Fuji Oil Co. Ltd.	192,400	5,805
Matsumotokiyoshi Holdings Co. Ltd.	254,600	7,479
Nippon Suisan Kaisha Ltd.	1,526,800	9,478
		22,762
Financials (1.6%):
Aiful Corp. (b)	1,918,300	3,927
North Pacific Bank Ltd.	2,225,900	5,302
The Shiga Bank Ltd.	343,500	7,993
Zenkoku Hosho Co. Ltd.	312,900	12,035
		29,257
Health Care (1.7%):
Asahi Intecc Co. Ltd.	222,900	5,511
Japan Lifeline Co., Ltd.	174,200	2,830
Jcr Pharmaceuticals Co. Ltd.	107,000	6,254
Sawai Pharmaceutical Co. Ltd.	141,300	7,649
Ship Healthcare Holdings, Inc.	206,600	8,939
		31,183
Industrials (6.0%):
Daifuku Co. Ltd.	124,100	7,011
Daiseki Co., Ltd.	240,100	6,021
Fullcast Holdings Co., Ltd.	262,700	5,606
Kanamotoc Co. Ltd.	230,100	5,967
Kumagai Gumi Co. Ltd.	184,000	5,456
Maeda Corp.	648,300	5,207
Makino Milling Machine Co. Ltd.	133,700	5,423
Okuma Corp.	138,500	7,143
Penta-Ocean Construction Co. Ltd.	1,457,300	7,163
Sankyu, Inc.	146,800	7,730
Sanwa Holdings Corp.	675,800	7,285

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Seino Holdings Co. Ltd.	590,900	$7,893
Tadano, Ltd.	545,100	5,710
Takasago Thermal Engineering Co. Ltd.	434,300	7,176
TODA Corp.	917,300	5,086
Tsubaki Nakashima Co., Ltd.	361,800	5,945
UT Group Co. Ltd.	251,500	6,154
		107,976
Information Technology (3.7%):
Advantest Corp.	243,200	6,697
Anritsu Corp.	378,300	6,598
Lasertec Corp.	194,400	7,711
Net One Systems Co. Ltd.	750,500	20,757
Taiyo Yuden Co. Ltd.	476,000	8,936
TIS, Inc.	322,600	16,488
		67,187
Materials (2.2%):
Denka Co. Ltd.	212,500	6,325
Rengo Co. Ltd.	780,500	6,285
Sumitomo Bakelite Co. Ltd.	138,800	4,970
Tokai Carbon Co. Ltd.	655,400	6,881
Tokyo Steel Manufacturing Co. Ltd.	992,900	7,519
Yamato Kogyo Co. Ltd.	251,100	7,347
		39,327
Real Estate (1.9%):
Invincible Investment Corp.	17,898	9,272
Kenedix Office Investment Corp.	1,283	9,182
Nippon Accommodations Fund, Inc.	1,822	10,212
Open House Co. Ltd.	139,100	5,719
		34,385
		388,797
Korea, Republic Of (3.8%):
Communication Services (0.5%):
AfreecaTV Co. Ltd.	150,716	8,049
Consumer Discretionary (0.6%):
GS Home Shopping, Inc.	38,160	5,696
SL Corp.	267,683	5,498
		11,194
Consumer Staples (0.4%):
Maeil Dairies Co. Ltd.	101,753	7,455
Financials (0.3%):
Meritz Securities Co., Ltd.	1,313,742	6,104
Health Care (0.3%):
Korea United Pharmaceuticals, Inc.	258,192	5,121
Industrials (0.2%):
Hyundai Construction Equipment Co. Ltd.	107,733	3,795

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (1.2%):
DuzonBizon Co. Ltd.	139,760	$7,551
Partron Co. Ltd.	445,278	6,856
SFA Engineering Corp.	224,221	7,852
		22,259
Materials (0.3%):
Soulbrain Co. Ltd.	130,016	5,326
		69,303
Luxembourg (0.3%):
Consumer Discretionary (0.3%):
B&M European Value Retail SA	1,319,465	5,588
Netherlands (2.6%):
Financials (1.5%):
ASR Nederland NV	290,671	11,807
Euronext NV (c)	192,399	14,553
		26,360
Industrials (0.7%):
Intertrust NV (c)	329,106	6,786
TKH Group NV	106,819	6,609
		13,395
Information Technology (0.4%):
Asm International NV	119,894	7,779
		47,534
New Zealand (0.4%):
Health Care (0.4%):
Summerset Group Holdings Ltd.	1,704,322	6,378
Singapore (0.5%):
Real Estate (0.5%):
Frasers Logistics & Industrial Trust	11,132,200	9,963
Spain (2.1%):
Communication Services (0.5%):
Masmovil Ibercom SA (b)	414,906	9,253
Financials (0.3%):
Bankinter SA	670,295	4,619
Health Care (0.3%):
Almirall SA	324,948	6,004
Industrials (0.3%):
Cia de Distribucion Integral Logista Holdings SA	245,126	5,549
Real Estate (0.4%):
Merlin Properties Socimi SA	460,022	6,375

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.3%):
Atlantica Yield PLC	237,533	$5,385
		37,185
Sweden (3.7%):
Communication Services (0.4%):
THQ Nordic AB (a) (b)	260,995	6,787
Consumer Discretionary (1.0%):
Dometic Group AB (c)	989,947	9,931
Evolution Gaming Group (c)	412,365	8,170
		18,101
Financials (0.3%):
Resurs Holdings AB (c)	917,722	5,469
Industrials (0.8%):
Loomis AB, Class B	241,018	8,289
Peab AB	697,819	5,970
		14,259
Materials (0.4%):
SSAB AB, B Shares	2,380,662	7,266
Real Estate (0.8%):
Wihlborgs Fastigheter AB	984,061	14,283
		66,165
Switzerland (8.5%):
Consumer Discretionary (0.5%):
Forbo Holding AG	5,100	9,010
Consumer Staples (1.5%):
Barry Callebaut AG	2,914	5,851
Coca-Cola HBC AG	376,334	14,213
Emmi AG	7,122	6,666
		26,730
Financials (2.7%):
Cembra Money Bank AG	56,504	5,455
Helvetia Holding — REG	42,957	5,395
Julius Baer Group Ltd.	127,524	5,684
Swiss Life Holding AG	46,043	22,837
Vontobel Holding AG	160,127	8,913
		48,284
Health Care (0.6%):
Straumann Holding AG	12,440	10,998
Industrials (1.7%):
Adecco SA, Registered Shares	121,436	7,301
Bucher Industries AG	16,141	5,563
Georg Fischer AG	8,354	7,995

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sulzer AG	24,838	$2,720
Wizz Air Holdings PLC (b) (c)	190,376	8,243
		31,822
Information Technology (1.0%):
Logitech International SA	461,635	18,459
Real Estate (0.5%):
Psp Swiss Property AG	78,586	9,188
		154,491
United Kingdom (13.9%):
Communication Services (1.0%):
Auto Trader Group PLC (c)	1,225,120	8,531
Cineworld UK Ltd.	3,007,037	9,672
		18,203
Consumer Discretionary (2.4%):
Bellway PLC	184,529	6,525
Coats Group PLC	4,697,615	4,890
JD Sports Fashion PLC	2,522,119	18,786
Moneysupermarket.com Group PLC	1,307,820	6,850
Redrow PLC	843,001	5,836
		42,887
Consumer Staples (1.4%):
Cranswick PLC	51,003	1,674
Nomad Foods Ltd., ADR (b)	334,635	7,148
Stock Spirits Group PLC	1,843,493	5,161
Tate & Lyle PLC	1,283,244	12,027
		26,010
Energy (0.9%):
Cairn Energy PLC (b)	2,945,550	6,496
Flex Lng, Ltd. (b)	476,460	5,634
Hunting PLC	700,909	4,557
		16,687
Financials (1.9%):
Ashmore Group PLC	1,470,004	9,508
Beazley PLC	1,025,014	7,184
Intermediate Capital Group PLC	591,327	10,370
Onesavings Bank PLC	1,520,805	7,006
		34,068
Health Care (0.9%):
Clinigen Group PLC	663,491	8,499
Hikma Pharmaceuticals PLC	393,326	8,606
		17,105
Industrials (1.6%):
Costain Group PLC	855,041	1,892
Keller Group PLC	541,290	4,217

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Meggitt PLC	905,762	$6,033
National Express Group PLC	1,701,612	8,675
Vesuvius PLC	1,094,132	7,608
		28,425
Information Technology (1.9%):
Aveva Group PLC	180,509	9,261
Computacenter PLC	501,108	8,460
Electrocomponents PLC	1,131,429	9,088
Spectris PLC	211,294	7,716
		34,525
Materials (0.3%):
Synthomer PLC	1,090,494	5,172
Real Estate (1.6%):
Londonmetric Property PLC	2,720,678	7,287
Safestore Holdings PLC	1,427,771	11,123
The Unite Group PLC	815,986	10,095
		28,505
		251,587
United States (0.6%):
Information Technology (0.6%):
Globant SA (a) (b)	113,599	11,479
Total Common Stocks (Cost $1,512,836)		1,770,720
Exchange-Traded Funds (0.4%)
United States (0.4%):
Vanguard FTSE Developed Markets ETF (a)	167,925	7,004
Total Exchange-Traded Funds (Cost $6,582)		7,004
Collateral for Securities Loaned^ (2.2%)
United States (2.2%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (d)	8,524,997	8,525
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (d)	10,981,173	10,981
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (d)	285,180	285
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (d)	4,688,124	4,688
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (d)	6,392,754	6,393
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (d)	9,944,647	9,945
Total Collateral for Securities Loaned (Cost $40,817)		40,817
Total Investments (Cost $1,560,235) — 100.6%		1,818,541
Liabilities in excess of other assets — (0.6)%		(10,877)
NET ASSETS — 100.00%		$1,807,664

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2019, the fair value of these securities was $93,302 (thousand) and amounted to 5.2% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (3.7%)
Ameriquest Mortgage Securities, Series 2004-R12, Class M1, 3.26%(LIBOR01M+86bps), 1/25/35, Callable 7/25/19 @ 100 (a)	$321	$320
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22, Callable 12/15/20 @ 100 (b) (c)	16	16
Drive Auto Recievables Trust, Series 2016-CA, Class C, 3.02%, 11/15/21, Callable 12/15/20 @ 100 (c)	311	311
GM Financial Automobile Leasing Trust, Series 2017-1, Class A3, 2.06%, 5/20/20, Callable 11/20/19 @ 100	65	65
Home Equity Asset Trust, Series 2005-2, Class M5, 3.50%(LIBOR01M+110bps), 7/25/35, Callable 7/25/19 @ 100 (a)	1,000	997
Park Place Securities, Inc., Series 2004-WCW2, Class M2, 3.38%(LIBOR01M+98bps), 10/25/34, Callable 7/25/19 @ 100 (a)	120	119
Popular ABS Mortgage Pass-Through Trust, Series 2005-2, Class AV1B, 2.66%(LIBOR01M+26bps), 4/25/35, Callable 8/25/20 @ 100 (a)	92	92
Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.21%, 10/15/21, Callable 3/15/21 @ 100 (b)	104	104
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (b) (c)	525	529
Total Asset Backed Securities (Cost $2,507)		2,553
Collateralized Mortgage Obligations (2.8%)
Commercial Mortgage Trust, Series 2013-LC6, Class B, 3.74%, 1/10/46 (b)	320	330
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.84%, 1/10/45 (b) (c) (d)	500	533
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45	270	274
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.74%, 12/15/45	585	598
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class B, 4.72%, 3/15/47, Callable 3/1/24 @ 100 (d)	208	221
Total Collateralized Mortgage Obligations (Cost $2,002)		1,956
Corporate Bonds (33.1%)
Communication Services (2.6%):
AT&T, Inc. 3.20%, 3/1/22, Callable 2/1/22 @ 100 (b)	323	329
4.25%, 3/1/27, Callable 12/1/26 @ 100 (b)	302	324
5.15%, 11/15/46, Callable 5/15/46 @ 100 (b)	407	449
SES Global Americas Holdings GP, 5.30%, 3/25/44 (c) (e)	304	294
Verizon Communications, Inc. 5.15%, 9/15/23 (b)	194	217
3.38%, 2/15/25	195	204
		1,817

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Discretionary (2.3%):
Best Buy Co., Inc., 4.45%, 10/1/28, Callable 7/1/28 @ 100 (b)	$263	$278
General Motors Co., 4.88%, 10/2/23 (b)	232	246
Hasbro, Inc., 6.35%, 3/15/40	230	273
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	460	481
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	198	213
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	160	166
		1,657
Consumer Staples (1.9%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	358	384
Constellation Brands, Inc., 4.65%, 11/15/28, Callable 8/15/28 @ 100 (b)	166	185
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	105	118
Mead Johnson Nutrition Co., 4.60%, 6/1/44, Callable 12/1/43 @ 100 (b)	204	236
Reynolds American, Inc., 6.15%, 9/15/43 (b)	175	193
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	135	152
		1,268
Energy (2.2%):
Continental Resources, 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	315	331
Ecopetrol SA, 5.88%, 9/18/23 (b)	217	240
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	85	98
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	229	238
Statoil ASA, 3.95%, 5/15/43	100	108
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (b)	182	191
10.50%, 3/15/39	195	329
		1,535
Financials (12.1%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	335	338
4.75%, 1/15/49, Callable 7/15/48 @ 100	35	41
Alleghany Corp., 4.90%, 9/15/44, Callable 3/15/44 @ 100	204	222
Bank of America Corp. 2.33%(LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (b)	265	265
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	515	516
4.20%, 8/26/24 (b)	431	458
BB&T Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	480	486
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b)	399	409
Cincinnati Financial Corp., 6.13%, 11/1/34	320	407
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	363	366
4.45%, 9/29/27 (b)	254	274
3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (a)	195	203
Fifth Third Bancorp, 3.65%, 1/25/24, Callable 12/25/23 @ 100 (b)	465	489
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	425	431
5.60%, 7/15/41	165	214

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Morgan Stanley 2.65%, 1/27/20 (b)	$630	$631
4.88%, 11/1/22 (b)	405	433
3.13%, 7/27/26, MTN	545	555
Newcrest Finance Pty Ltd., 5.75%, 11/15/41 (c)	155	173
The Goldman Sachs Group, Inc. 2.35%, 11/15/21, Callable 11/15/20 @ 100	265	264
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	285
Wells Fargo & Co. 3.45%, 2/13/23	585	600
4.90%, 11/17/45 (b)	155	179
		8,239
Health Care (3.7%):
Abbott Laboratories, 2.90%, 11/30/21, Callable 10/30/21 @ 100 (b)	557	566
AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100 (b)	645	643
Amgen, Inc., 6.90%, 6/1/38	125	166
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100 (c)	455	477
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (b)	660	690
		2,542
Industrials (3.5%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19 (b)	890	903
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	85	84
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	210	238
Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100 (b)	403	410
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100	165	176
6.25%, 12/1/37	155	209
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	115	125
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (b)	279	278
		2,423
Information Technology (1.6%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	117	139
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (b)	245	246
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100	235	250
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	165	164
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	160	182
Tyco Electronics Group SA, 7.13%, 10/1/37	82	111
		1,092
Materials (1.0%):
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (b)	245	249
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	190	203
5.20%, 11/2/40	75	94
Southern Copper Corp., 5.25%, 11/8/42 (b)	95	104
		650

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (2.2%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	$250	$254
Consolidated Edison, Inc., 6.30%, 8/15/37	250	334
Exelon Corp. 3.95%, 6/15/25, Callable 3/15/25 @ 100 (b)	213	227
3.40%, 4/15/26, Callable 1/15/26 @ 100	124	127
Iberdrola International BV 6.75%, 9/15/33	50	61
6.75%, 7/15/36	110	145
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	190	217
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (b)	159	170
		1,535
Total Corporate Bonds (Cost $22,045)		22,758
Residential Mortgage Backed Securities (0.5%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 3.72%(LIBOR01M+132bps), 10/25/32, Callable 7/25/19 @ 100 (a)	134	134
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 10/25/39 @ 100 (b) (c) (d)	185	188
Total Residential Mortgage Backed Securities (Cost $320)		322
U.S. Government Mortgage Backed Agencies (40.3%)
Federal Home Loan Mortgage Corp. 8.50%, 2/1/20 (b)	1	1
9.00%, 4/1/25 (b)	18	20
Series 4139, Class DA, 1.25%, 12/15/27 (b)	989	965
7.50%, 8/1/29 (b)	10	11
Series 4395, Class PA, 2.50%, 4/15/37 (b)	372	374
5.00%, 7/1/39 (b)	722	779
Series 4320, Class AP, 3.50%, 7/15/39 – 3/1/49 (b)	3,278	3,388
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (b)	1,154	1,140
Series 4049, Class AB, 2.75%, 12/15/41 (b)	191	192
Series 4494, Class JA, 3.75%, 5/15/42 (b)	723	747
4.50%, 12/1/45 (b)	1,434	1,542
3.00%, 10/1/46 (b)	699	709
		9,868
Federal National Mortgage Association 6.00%, 2/1/37 (b)	135	159
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (b)	753	757
Series 2013-137, Class A, 3.50%, 3/25/40 – 12/25/50 (b)	4,621	4,770
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	852	885
Series 2011-101, Class LA, 3.00%, 10/25/40 – 2/25/49 (b)	4,829	4,892
Series 2013-81, Class KA, 2.75%, 9/25/42 (b)	809	815
Series 2015-61, Class PV, 3.50%, 5/25/44 (b) (d)	878	913
4.00%, 3/1/47 – 10/1/48 (b)	4,145	4,310
		17,501

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Government National Mortgage Association 4.50%, 2/20/49	$345	$360
Total U.S. Government Mortgage Backed Agencies (Cost $27,362)		27,729
U.S. Treasury Obligations (16.8%)
U.S. Treasury Bills, 2.14%, 11/14/19 (b) (f)	7,094	7,039
U.S. Treasury Bonds, 3.00%, 2/15/49 (b)	3,490	3,834
U.S. Treasury Notes 2.38%, 2/29/24, 2/29/24	92	95
2.00%, 8/15/25, 8/15/25 (b)	180	182
2.88%, 8/15/28, 8/15/28 (b)	256	275
2.63%, 2/15/29, 2/15/29	110	116
Total U.S. Treasury Obligations (Cost $11,250)		11,541
Collateral for Securities Loaned^ (0.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 2.43% (g)	62,661	63
Fidelity Investments Money Market Government Portfolio, Class I, 2.28% (g)	80,715	81
Fidelity Investments Prime Money Market Portfolio, Class I, 2.39% (g)	2,096	2
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 2.48% (g)	34,459	34
JPMorgan Prime Money Market Fund, Capital Class, 2.41% (g)	46,989	47
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 2.42% (g)	73,096	73
Total Collateral for Securities Loaned (Cost $300)		300
Total Investments (Cost $65,786) — 97.6%		67,159
Other assets in excess of liabilities — 2.4%		1,618
NET ASSETS — 100.00%		$68,777

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2019.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed these securities to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2019, the fair value of these securities was $2,521 (thousand) and amounted to 3.7% of net assets.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2019.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at June 30, 2019.

(g)  Rate disclosed is the daily yield on June 30, 2019.

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2019, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2019, based on the last reset date of the security

MTN — Medium Term Note

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Future	64	9/19/19	$8,082,826	$8,190,003	$107,177
2-Year U.S. Treasury Note Future	19	9/30/19	4,079,342	4,088,412	9,070
5-Year U.S. Treasury Note Future	2	9/30/19	232,929	236,313	3,384
					$119,631

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Future	31	9/30/19	$3,662,494	$3,662,845	$(351)
	Total unrealized appreciation				$119,631
	Total unrealized depreciation				(351)
	Total net unrealized appreciation (depreciation)				$119,280

Centrally Cleared

Credit Default Swap Agreements — Sell Protection (a)
(Amounts not in thousands)

Underlying Instrument	Fixed Deal Received Rate	Maturity Date	Payment Frequency	Implied Credit Spread at June 30, 2019 (b)	Notional Amount (c)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX North America High Yield Index; Series 32	5.00%	6/20/24	Daily	3.21%	$4,300,000	$325,368	$242,078	$83,290

(a)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2019

(Amounts in Thousands, Except for Shares)

(b)  Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)  The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $139,327, $79,474 and $2,193,041)	$147,740	(a)	$86,739	(b)	$2,421,195	(c)
Cash and cash equivalents	3,668		824		12,212
Interest and dividends receivable	123		157		2,555
Receivable for capital shares issued	57		164		3,632
Receivable for investments sold	2,068		3,885		114,742
Receivable from Adviser	3		82		29
Prepaid expenses	33		17		119
Total Assets	153,692		91,868		2,554,484
LIABILITIES:
Payables:
Collateral received on loaned securities	17,897		2,369		140,984
Investments purchased	3,013		3,688		80,170
Capital shares redeemed	210		438		7,336
Accrued expenses and other payables:
Investment advisory fees	106		51		1,605
Administration fees	7		4		115
Custodian fees	1		1		17
Transfer agent fees	50		10		439
Chief Compliance Officer fees	—	(d)	—	(d)	2
Trustees' fees	39		—	(d)	37
12b-1 fees	8		1		22
Other accrued expenses	19		21		181
Total Liabilities	21,350		6,583		230,908
NET ASSETS:
Capital	122,177		78,585		2,091,808
Total distributable earnings/(loss)	10,165		6,700		231,768
Net Assets	$132,342		$85,285		$2,323,576
Net Assets
Class A Shares	$50,963		$7,567		$140,439
Class C Shares	6,633		—		11,083
Class R Shares	3,038		—		10,451
Class R6 Shares	—		56,232		1,179,915
Class Y Shares	71,708		21,486		981,688
Total	$132,342		$85,285		$2,323,576
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,579		424		4,338
Class C Shares	297		—		398
Class R Shares	100		—		334
Class R6 Shares	—		3,119		35,010
Class Y Shares	2,011		1,193		29,311
Total	3,987		4,736		69,391
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$32.28		$17.86		$32.37
Class C Shares (f)	22.36		—		27.85
Class R Shares	30.36		—		31.32
Class R6 Shares	—		18.02		33.70
Class Y Shares	35.65		18.02		33.49
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$34.25		$18.95		$34.34

(a)  Includes $17,783 of securities on loan.

(b)  Includes $2,330 of securities on loan.

(c)  Includes $138,960 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $132,176, $329,539 and $66,302)	$139,729	(a)	$388,233	(b)	$244,007	(c)
Cash and cash equivalents	1,310		5,826		1,145
Deposits with brokers for futures contracts	—		—		420
Interest and dividends receivable	168		197		197
Receivable for capital shares issued	206		31		200
Receivable for investments sold	5,353		—		185
Variation margin receivable on open futures contracts	—		—		7
Receivable from Adviser	46		—		—
Prepaid expenses	26		39		32
Total Assets	146,838		394,326		246,193
LIABILITIES:
Payables:
Collateral received on loaned securities	7,019		5,428		11,164
Investments purchased	4,582		616		—
Capital shares redeemed	271		543		208
Accrued expenses and other payables:
Investment advisory fees	86		234		38
Administration fees	7		19		12
Custodian fees	1		3		2
Transfer agent fees	4		161		35
Chief Compliance Officer fees	—	(d)	—	(d)	—	(d)
Trustees' fees	—	(d)	219		41
12b-1 fees	—	(d)	40		15
Other accrued expenses	29		51		27
Total Liabilities	11,999		7,314		11,542
NET ASSETS:
Capital	128,911		317,813		51,250
Total distributable earnings/(loss)	5,928		69,199		183,401
Net Assets	$134,839		$387,012		$234,651
Net Assets
Class A Shares	$3,626		$346,180		$188,004
Class C Shares	—		10,056		—
Class R Shares	—		—		14,501
Class R6 Shares	95,286		—		—
Class Y Shares	35,927		30,776		32,146
Total	$134,839		$387,012		$234,651
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	217		8,934		8,922
Class C Shares	—		334		—
Class R Shares	—		—		690
Class R6 Shares	5,635		—		—
Class Y Shares	2,131		726		1,515
Total	7,983		9,994		11,127
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$16.70		$38.75		$21.07
Class C Shares (f)	—		30.10		—
Class R Shares	—		—		21.01
Class R6 Shares	16.91		—		—
Class Y Shares	16.86		42.42		21.22
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.72		$41.11		$21.61

(a)  Includes $6,538 of securities on loan.

(b)  Includes $5,428 of securities on loan.

(c)  Includes $10,926 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $1,112,117, $8,811 and $8,276)	$1,531,471	(a)	$10,639	(b)	$8,902	(c)
Foreign currency, at value (Cost $—, $— and $—(d))	—		—		—	(d)
Cash and cash equivalents	7,891		87		68
Interest and dividends receivable	519		6		21
Receivable for capital shares issued	929		—		4
Receivable for investments sold	17,798		12		38
Receivable from Adviser	1		1		10
Prepaid expenses	81		4		6
Total Assets	1,558,690		10,749		9,049
LIABILITIES:
Payables:
Collateral received on loaned securities	69,377		1,376		55
Investments purchased	18,791		55		45
Capital shares redeemed	10,186		—		—
Accrued foreign capital gains taxes	—		—		1
Accrued expenses and other payables:
Investment advisory fees	895		6		8
Administration fees	73		—	(d)	—	(d)
Custodian fees	13		—	(d)	5
Transfer agent fees	492		—	(d)	3
Chief Compliance Officer fees	1		—	(d)	—	(d)
Trustees' fees	51		—	(d)	—	(d)
12b-1 fees	45		—	(d)	—	(d)
Audit fees	44		7		12
Other accrued expenses	129		5		10
Total Liabilities	100,097		1,449		139
NET ASSETS:
Capital	754,887		7,156		9,191
Total distributable earnings/(loss)	703,706		2,144		(281)
Net Assets	$1,458,593		$9,300		$8,910
Net Assets
Class A Shares	$292,120		$189		$1,003
Class C Shares	26,825		—		—
Class I Shares	—		9,034		—
Class R Shares	18,438		—		—
Class R6 Shares	310,949		—		—
Class Y Shares	810,261		77		7,907
Total	$1,458,593		$9,300		$8,910
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	12,727		14		85
Class C Shares	1,681		—		—
Class I Shares	—		666		—
Class R Shares	871		—		—
Class R6 Shares	11,960		—		—
Class Y Shares	31,944		6		671
Total	59,183		686		756
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$22.95		$13.39		$11.77
Class C Shares (f)	15.96		—		—
Class I Shares	—		13.56		—
Class R Shares	21.16		—		—
Class R6 Shares	26.00		—		—
Class Y Shares	25.37		13.44		11.78
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$24.35		$14.21		$12.49

(a)  Includes $67,897 of securities on loan.

(b)  Includes $1,364 of securities on loan.

(c)  Includes $52 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2019

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $20,302, $1,560,235 and $65,786)	$22,138	(a)	$1,818,541	(b)	$67,159	(c)
Foreign currency, at value (Cost $—(d), $2,889 and $—)	—	(d)	2,889		—
Cash and cash equivalents	178		29,313		653
Deposits with brokers for futures contracts	—		—		522
Deposits with brokers for swap agreements	—		—		917
Interest and dividends receivable	69		4,279		329
Receivable for capital shares issued	4		6,366		5
Receivable for investments sold	150		7,323		1,489
Variation margin receivable on open futures contracts	—		—		—
Variation margin receivable on open swap agreements	—		—		5
Reclaims receivable	47		1,779		—
Receivable from Adviser	65		722		13
Prepaid expenses	74		112		32
Total Assets	22,725		1,871,324		71,124
LIABILITIES:
Payables:
Collateral received on loaned securities	313		40,817		300
Investments purchased	205		18,292		1,812
Capital shares redeemed	2		2,489		109
Variation margin on open futures contracts	—		—		—	(d)
Accrued expenses and other payables:
Investment advisory fees	14		1,343		23
Administration fees	1		89		3
Custodian fees	11		43		2
Transfer agent fees	4		414		10
Chief Compliance Officer fees	—	(d)	1		—	(d)
Trustees' fees	60		17		70
12b-1 fees	1		16		2
Audit fees	10		29		11
Other accrued expenses	11		110		5
Total Liabilities	632		63,660		2,347
NET ASSETS:
Capital	23,713		1,627,621		73,488
Total distributable earnings/(loss)	(1,620)		180,043		(4,711)
Net Assets	$22,093		$1,807,664		$68,777
Net Assets
Class A Shares	$5,347		$137,665		$12,248
Class C Shares	335		4,909		574
Class I Shares	2,268		955,568		—
Class R6 Shares	5,661		42,975		24,929
Class Y Shares	8,482		666,547		31,026
Total	$22,093		$1,807,664		$68,777
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	778		10,571		1,295
Class C Shares	49		386		60
Class I Shares	328		72,798		—
Class R6 Shares	818		3,259		2,631
Class Y Shares	1,235		50,999		3,275
Total	3,208		138,013		7,261
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$6.87		$13.02		$9.46
Class C Shares (f)	6.84		12.71		9.53
Class I Shares	6.90		13.13		—
Class R6 Shares	6.92		13.19		9.48
Class Y Shares	6.87		13.07		9.47
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$7.29		$13.81		$9.65

(a)  Includes $299 of securities on loan.

(b)  Includes $39,234 of securities on loan.

(c)  Includes $290 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2019

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund	Victory Integrity Small-Cap Value Fund
Investment Income:
Dividends	$1,630	$1,585	$38,910
Interest	82	38	617
Securities lending (net of fees)	70	5	416
Foreign tax withholding	—	(1)	(92)
Total Income	1,782	1,627	39,851
Expenses:
Investment advisory fees	1,432	578	20,534
Administration fees	89	48	1,486
12b-1 fees — Class A Shares	144	15	439
12b-1 fees — Class C Shares	82	—	137
12b-1 fees — Class R Shares	16	—	61
Custodian fees	8	5	105
Transfer agent fees — Class A Shares	95	11	654
Transfer agent fees — Class C Shares	8	—	17
Transfer agent fees — Class R Shares	14	—	56
Transfer agent fees — Class R6 Shares	—	1	45
Transfer agent fees — Class Y Shares	127	55	1,655
Trustees' fees	9	7	201
Chief Compliance Officer fees	1	1	19
Legal and audit fees	16	12	157
State registration and filing fees	57	49	178
Other expenses	24	34	311
Total Expenses	2,122	816	26,055
Expenses waived/reimbursed by Adviser	(10)	(292)	(170)
Net Expenses	2,112	524	25,885
Net Investment Income (Loss)	(330)	1,103	13,966
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	7,834	381	93,034
Net realized gains (losses) from futures contracts	217	—	—
Net change in unrealized appreciation/depreciation on investments	(26,515)	53	(275,994)
Net realized/unrealized gains (losses) on investments	(18,464)	434	(182,960)
Change in net assets resulting from operations	$(18,794)	$1,537	$(168,994)

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2019

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund	Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
Investment Income:
Dividends	$2,327	$6,270		$4,533
Interest	45	121		34
Securities lending (net of fees)	12	17		7
Foreign tax withholding	(4)	—		—
Total Income	2,380	6,408		4,574
Expenses:
Investment advisory fees	1,022	2,991		458
Administration fees	79	247		142
12b-1 fees — Class A Shares	8	884		279
12b-1 fees — Class C Shares	—	136		—
12b-1 fees — Class R Shares	—	1		78
Custodian fees	7	19		11
Transfer agent fees — Class A Shares	6	857		117
Transfer agent fees — Class C Shares	—	19		—
Transfer agent fees — Class R Shares	—	1		10
Transfer agent fees — Class R6 Shares	— (a)	—		—
Transfer agent fees — Class Y Shares	32	36		23
Trustees' fees	11	14		16
Chief Compliance Officer fees	1	3		2
Legal and audit fees	15	30		21
State registration and filing fees	49	67		49
Interfund lending fees	—	—		—	(a)
Other expenses	52	103		51
Total Expenses	1,282	5,408		1,257
Expenses waived/reimbursed by Adviser	(189)	(13	)(b)	—
Net Expenses	1,093	5,395		1,257
Net Investment Income (Loss)	1,287	1,013		3,317
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(615)	9,639		13,272
Net realized gains (losses) from futures contracts	—	—		(42)
Net change in unrealized appreciation/depreciation on investment securities	(2,393)	(1,122)		4,898
Net change in unrealized appreciation/depreciation on futures contracts	—	—		55
Net realized/unrealized gains (losses) on investments	(3,008)	8,517		18,183
Change in net assets resulting from operations	$(1,721)	$9,530		$21,500

(a)  Rounds to less than $1.

(b)  Expenses waived/reimbursed in Class R which liquidated at the close of business on January 25, 2019.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2019

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Dividends	$18,988	$32		$297
Interest	200	3		2
Securities lending (net of fees)	673	10		3
Foreign tax withholding	—	—	(a)	(36)
Total Income	19,861	45		266
Expenses:
Investment advisory fees	18,293	77		95
Administration fees	1,507	6		5
12b-1 fees — Class A Shares	991	—	(a)	3
12b-1 fees — Class C Shares	379	—		—
12b-1 fees — Class R Shares	105	—		—
Custodian fees	108	2		31
Transfer agent fees — Class A Shares	709	—	(a)	2
Transfer agent fees — Class C Shares	25	—		—
Transfer agent fees — Class I Shares	—	—	(a)	—
Transfer agent fees — Class R Shares	61	—		—
Transfer agent fees — Class R6 Shares	3	—		—
Transfer agent fees — Class Y Shares	2,332	1		10
Trustees' fees	233	2		2
Chief Compliance Officer fees	20	—	(a)	— (a)
Legal and audit fees	146	8		20
State registration and filing fees	131	9		6
Interfund lending fees	7	—	(a)	—
Other expenses	321	5		25
Total Expenses	25,371	110		199
Expenses waived/reimbursed by Adviser	(25)	(5)		(67)
Net Expenses	25,346	105		132
Net Investment Income (Loss)	(5,485)	(60)		134
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	814,693	750		(914)
Foreign taxes on realized gains	—	—		— (a)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(788,921)	27		266
Net change in accrued foreign taxes on unrealized gains	—	—		(2)
Net realized/unrealized gains (losses) on investments	25,772	777		(650)
Change in net assets resulting from operations	$20,287	$717		$(516)

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2019

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Dividends	$839	$44,149	$—
Interest	2	333	2,588
Securities lending (net of fees)	3	502	1
Foreign tax withholding	(102)	(4,847)	—
Total Income	742	40,137	2,589
Expenses:
Investment advisory fees	197	15,924	323
Administration fees	15	1,062	50
12b-1 fees — Class A Shares	14	304	30
12b-1 fees — Class C Shares	4	53	8
Custodian fees	38	265	10
Transfer agent fees — Class A Shares	12	352	24
Transfer agent fees — Class C Shares	1	8	1
Transfer agent fees — Class I Shares	— (a)	935	—
Transfer agent fees — Class R6 Shares	— (a)	2	— (a)
Transfer agent fees — Class Y Shares	6	868	23
Trustees' fees	3	139	13
Chief Compliance Officer fees	— (a)	13	1
Legal and audit fees	19	101	15
State registration and filing fees	67	156	54
Interfund lending fees	1	2	1
Other expenses	26	348	16
Total Expenses	403	20,532	569
Expenses waived/reimbursed by Adviser	(222)	(2,605)	(54)
Net Expenses	181	17,927	515
Net Investment Income (Loss)	561	22,210	2,074
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(34)	(85,679)	94
Net realized gains (losses) from futures contracts	—	—	(561)
Net realized gains (losses) from swap agreements	—	—	(679)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(1,045)	(66,159)	3,169
Net change in unrealized appreciation/depreciation on futures contracts	—	—	95
Net change in unrealized appreciation/depreciation on swap agreements	—	—	78
Net realized/unrealized gains (losses) on investments	(1,079)	(151,838)	2,196
Change in net assets resulting from operations	$(518)	$(129,628)	$4,270

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(330)	$(527)	$1,103	$780	$13,966	$7,704
Net realized gains (losses) from investments	8,051	16,187	381	3,935	93,034	252,059
Net change in unrealized appreciation (depreciation) on investments	(26,515)	5,957	53	1,834	(275,994)	57,352
Change in net assets resulting from operations	(18,794)	21,617	1,537	6,549	(168,994)	317,115
Distributions to Shareholders: (a)
Class A Shares	(7,176)	(6,533)	(344)	(113)	(19,964)	(12,707)
Class C Shares	(1,331)	(2,217)	—	—	(1,740)	(1,794)
Class R Shares	(416)	(394)	—	—	(1,388)	(937)
Class R6 Shares	—	—	(3,355)	(157)	(132,215)	(55,128)
Class Y Shares	(7,675)	(6,619)	(1,186)	(2,390)	(119,134)	(80,983)
Change in net assets resulting from distributions to shareholders	(16,598)	(15,763)	(4,885)	(2,660)	(274,441)	(151,549)
Change in net assets resulting from capital transactions	8,479	618	17,762	14,754	106,806	32,609
Change in net assets	(26,913)	6,472	14,414	18,643	(336,629)	198,175
Net Assets:
Beginning of period	159,255	152,783	70,871	52,228	2,660,205	2,462,030
End of period	$132,342	$159,255	$85,285	$70,871	$2,323,576	$2,660,205

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 11 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,964	$17,473	$4,527	$1,896	$34,166	$52,055
Distributions reinvested	6,337	5,743	341	112	15,897	9,666
Cost of shares redeemed	(13,955)	(43,675)	(1,512)	(813)	(96,628)	(72,742)
Total Class A Shares	$(1,654)	$(20,459)	$3,356	$1,195	$(46,565)	$(11,021)
Class C Shares
Proceeds from shares issued	$1,696	$2,112	$—	$—	$999	$2,005
Distributions reinvested	1,211	2,098	—	—	1,688	1,746
Cost of shares redeemed	(3,611)	(9,877)	—	—	(5,266)	(15,045)
Total Class C Shares	$(704)	$(5,667)	$—	$—	$(2,579)	$(11,294)
Class R Shares
Proceeds from shares issued	$757	$2,398	$—	$—	$3,717	$4,730
Distributions reinvested	319	232	—	—	1,050	639
Cost of shares redeemed	(631)	(1,531)	—	—	(6,857)	(6,631)
Total Class R Shares	$445	$1,099	$—	$—	$(2,090)	$(1,262)
Class R6 Shares
Proceeds from shares issued	$—	$—	$61,340	$5,915	$642,491	$197,268
Distributions reinvested	—	—	3,354	157	131,665	53,470
Cost of shares redeemed	—	—	(11,093)	(924)	(297,839)	(242,407)
Total Class R6 Shares	$—	$—	$53,601	$5,148	$476,317	$8,331
Class Y Shares
Proceeds from shares issued	$38,967	$45,135	$11,068	$22,833	$396,927	$333,196
Distributions reinvested	6,287	5,745	1,151	2,370	107,455	72,545
Cost of shares redeemed	(34,862)	(25,235)	(51,414)	(16,792)	(822,659)	(357,886)
Total Class Y Shares	$10,392	$25,645	$(39,195)	$8,411	$(318,277)	$47,855
Change in net assets resulting from capital transactions	$8,479	$618	$17,762	$14,754	$106,806	$32,609

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Share Transactions:
Class A Shares
Issued	164	425	266	99	1,018	1,323
Reinvested	220	141	22	6	564	243
Redeemed	(392)	(1,057)	(86)	(43)	(2,780)	(1,843)
Total Class A Shares	(8)	(491)	202	62	(1,198)	(277)
Class C Shares
Issued	71	67	—	—	31	57
Reinvested	60	69	—	—	69	50
Redeemed	(145)	(324)	—	—	(175)	(434)
Total Class C Shares	(14)	(188)	—	—	(75)	(327)
Class R Shares
Issued	22	59	—	—	115	123
Reinvested	12	6	—	—	38	16
Redeemed	(19)	(38)	—	—	(202)	(171)
Total Class R Shares	15	27	—	—	(49)	(32)
Class R6 Shares
Issued	—	—	3,175	314	16,509	4,837
Reinvested	—	—	216	8	4,473	1,298
Redeemed	—	—	(622)	(48)	(8,587)	(5,939)
Total Class R6 Shares	—	—	2,769	274	12,395	196
Class Y Shares
Issued	1,053	995	623	1,194	11,317	8,229
Reinvested	198	130	74	122	3,678	1,773
Redeemed	(920)	(566)	(2,599)	(879)	(21,266)	(8,837)
Total Class Y Shares	331	559	(1,902)	437	(6,271)	1,165
Change in Shares	324	(93)	1,069	773	4,802	725

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$1,287	$514	$1,013	$(635)	$3,317	$3,207
Net realized gains (losses) from investments	(615)	4,656	9,639	59,812	13,230	25,822
Net change in unrealized appreciation (depreciation) on investments	(2,393)	2,457	(1,122)	(3,577)	4,953	1,098
Change in net assets resulting from operations	(1,721)	7,627	9,530	55,600	21,500	30,127
Distributions to Shareholders: (a)
Class A Shares	(133)	(37)	(51,484)	(18,795)	(18,352)	(29,469)
Class C Shares	—	—	(2,164)	(3,551)	—	—
Class R Shares	—	—	(42)	(29)	(1,523)	(2,452)
Class R6 Shares	(3,648)	(34)	—	—	—	—
Class Y Shares	(1,460)	(1,140)	(4,322)	(1,654)	(3,239)	(3,540)
Change in net assets resulting from distributions to shareholders	(5,241)	(1,211)	(58,012)	(24,029)	(23,114)	(35,461)
Change in net assets resulting from capital transactions	21,860	57,694	8,923	(28,516)	6,751	(1,177)
Change in net assets	14,898	64,110	(39,559)	3,055	5,137	(6,511)
Net Assets:
Beginning of period	119,941	55,831	426,571	423,516	229,514	236,025
End of period	$134,839	$119,941	$387,012	$426,571	$234,651	$229,514

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 11 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,941	$906	$16,228	$43,309	$18,921	$18,458
Distributions reinvested	133	37	43,987	15,715	16,274	25,965
Cost of shares redeemed	(1,278)	(490)	(45,595)	(51,996)	(38,679)	(39,831)
Total Class A Shares	$796	$453	$14,620	$7,028	$(3,484)	$4,592
Class C Shares
Proceeds from shares issued	$—	$—	$827	$1,732	$—	$—
Distributions reinvested	—	—	1,880	3,424	—	—
Cost of shares redeemed	—	—	(9,030)	(47,984)	—	—
Total Class C Shares	$—	$—	$(6,323)	$(42,828)	$—	$—
Class R Shares
Proceeds from shares issued	$—	$—	$121	$303	$2,718	$5,345
Distributions reinvested	—	—	41	25	1,523	2,452
Cost of shares redeemed	—	—	(536)	(451)	(6,607)	(5,853)
Total Class R Shares	$—	$—	$(374)	$(123)	$(2,366)	$1,944
Class R6 Shares
Proceeds from shares issued	$87,432	$24,935	$—	$—	$—	$—
Distributions reinvested	3,640	34	—	—	—	—
Cost of shares redeemed	(13,808)	(2)	—	—	—	—
Total Class R6 Shares	$77,264	$24,967	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$15,525	$43,136	$5,746	$11,927	$18,127	$3,156
Distributions reinvested	1,442	1,135	2,912	1,148	3,035	2,838
Cost of shares redeemed	(73,167)	(11,997)	(7,658)	(5,668)	(8,561)	(13,707)
Total Class Y Shares	$(56,200)	$32,274	$1,000	$7,407	$12,601	$(7,713)
Change in net assets resulting from capital transactions	$21,860	$57,694	$8,923	$(28,516)	$6,751	$(1,177)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Share Transactions:
Class A Shares
Issued	119	52	420	952	922	835
Reinvested	9	2	1,330	336	885	1,218
Redeemed	(80)	(29)	(1,134)	(1,141)	(1,833)	(1,772)
Total Class A Shares	48	25	616	147	(26)	281
Class C Shares
Issued	—	—	29	45	—	—
Reinvested	—	—	73	89	—	—
Redeemed	—	—	(267)	(1,292)	—	—
Total Class C Shares	—	—	(165)	(1,158)	—	—
Class R Shares
Issued	—	—	3	7	130	240
Reinvested	—	—	1	1	84	115
Redeemed	—	—	(14)	(11)	(318)	(260)
Total Class R Shares	—	—	(10)	(3)	(104)	95
Class R6 Shares
Issued	4,833	1,385	—	—	—	—
Reinvested	251	2	—	—	—	—
Redeemed	(837)	— (a)	—	—	—	—
Total Class R6 Shares	4,247	1,387	—	—	—	—
Class Y Shares
Issued	876	2,444	130	246	841	139
Reinvested	100	62	81	23	165	132
Redeemed	(3,980)	(679)	(178)	(115)	(411)	(613)
Total Class Y Shares	(3,004)	1,827	33	154	595	(342)
Change in Shares	1,291	3,239	474	(860)	465	34

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$(5,485)	$(2,442)	$(60)	$(42)	$134	$84
Net realized gains (losses) from investments	814,693	521,973	750	763	(914)	805
Net change in unrealized appreciation (depreciation) on investments	(788,921)	(55,756)	27	826	264	(534)
Change in net assets resulting from operations	20,287	463,775	717	1,547	(516)	355
Distributions to Shareholders: (a)
Class A Shares	(122,371)	(104,767)	(19)	(1)	(88)	(21)
Class C Shares	(15,428)	(29,546)	—	—	—	—
Class I Shares	—	—	(836)	(40)	—	—
Class R Shares	(7,032)	(5,532)	—	—	—	—
Class R6 Shares	(237,841)	(124,281)	—	—	—	—
Class Y Shares	(392,568)	(397,335)	(7)	—	(593)	(151)
Change in net assets resulting from distributions to shareholders	(775,240)	(661,461)	(862)	(41)	(681)	(172)
Change in net assets resulting from capital transactions	(1,366,402)	(168,499)	1,683	68	1,083	3,257
Change in net assets	(2,121,355)	(366,185)	1,538	1,574	(114)	3,440
Net Assets:
Beginning of period	3,579,948	3,946,133	7,762	6,188	9,024	5,584
End of period	$1,458,593	$3,579,948	$9,300	$7,762	$8,910	$9,024

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 11 in the Notes to Financial Statements).

(continues on next page)
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$50,553	$146,726	$20	$67	$229	$752
Distributions reinvested	106,318	91,860	19	1	88	20
Cost of shares redeemed	(320,275)	(288,148)	(19)	(4)	(390)	(213)
Total Class A Shares	$(163,404)	$(49,562)	$20	$64	$(73)	$559
Class C Shares
Proceeds from shares issued	$3,646	$3,998	$—	$—	$—	$—
Distributions reinvested	13,704	27,760	—	—	—	—
Cost of shares redeemed	(27,433)	(113,829)	—	—	—	—
Total Class C Shares	$(10,083)	$(82,071)	$—	$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$696	$—	$—	$—
Distributions reinvested	—	—	836	40	—	—
Cost of shares redeemed	—	—	— (a)	(36)	—	—
Total Class I Shares	$—	$—	$1,532	$4	$—	$—
Class R Shares
Proceeds from shares issued	$3,677	$5,157	$—	$—	$—	$—
Distributions reinvested	6,797	5,241	—	—	—	—
Cost of shares redeemed	(11,444)	(15,368)	—	—	—	—
Total Class R Shares	$(970)	$(4,970)	$—	$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$481,940	$145,169	$—	$—	$—	$—
Distributions reinvested	236,091	121,716	—	—	—	—
Cost of shares redeemed	(844,200)	(310,142)	—	—	—	—
Total Class R6 Shares	$(126,169)	$(43,257)	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$209,143	$364,880	$1,194	$—	$1,370	$3,959
Distributions reinvested	365,981	371,740	7	—	593	151
Cost of shares redeemed	(1,640,900)	(725,259)	(1,070)	—	(807)	(1,412)
Total Class Y Shares	$(1,065,776)	$11,361	$131	$—	$1,156	$2,698
Change in net assets resulting from capital transactions	$(1,366,402)	$(168,499)	$1,683	$68	$1,083	$3,257

(a)  Rounds to less than $1.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund			Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018
Share Transactions:
Class A Shares
Issued	2,084	4,136	1	6		18	50
Reinvested	5,520	2,679	2	—	(a)	8	1
Redeemed	(11,543)	(7,821)	(2)	—	(a)	(33)	(15)
Total Class A Shares	(3,939)	(1,006)	1	6		(7)	36
Class C Shares
Issued	196	136	—	—		—	—
Reinvested	1,012	996	—	—		—	—
Redeemed	(1,393)	(3,969)	—	—		—	—
Total Class C Shares	(185)	(2,837)	—	—		—	—
Class I Shares
Issued	—	—	47	—		—	—
Reinvested	—	—	79	3		—	—
Redeemed	—	—	—	(3)		—	—
Total Class I Shares	—	—	126	—	(a)	—	—
Class R Shares
Issued	155	146	—	—		—	—
Reinvested	381	160	—	—		—	—
Redeemed	(453)	(437)	—	—		—	—
Total Class R Shares	83	(131)	—	—		—	—
Class R6 Shares
Issued	13,171	3,650	—	—		—	—
Reinvested	10,877	3,291	—	—		—	—
Redeemed	(30,440)	(7,846)	—	—		—	—
Total Class R6 Shares	(6,392)	(905)	—	—		—	—
Class Y Shares
Issued	7,541	9,393	85	—		114	268
Reinvested	17,244	10,196	1	—	(a)	55	11
Redeemed	(53,734)	(18,688)	(85)	—		(69)	(103)
Total Class Y Shares	(28,949)	901	1	—	(b)	100	176
Change in Shares	(39,382)	(3,978)	128	6		93	212

(a)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$561	$469	$22,210	$16,077	$2,074	$2,353
Net realized gains (losses) from investments	(34)	779	(85,679)	48,310	(1,146)	(420)
Net change in unrealized appreciation (depreciation) on investments	(1,045)	462	(66,159)	98,548	3,342	(2,229)
Change in net assets resulting from operations	(518)	1,710	(129,628)	162,935	4,270	(296)
Distributions to Shareholders: (a)
Class A Shares	(201)	(445)	(3,262)	(2,234)	(363)	(405)
Class C Shares	(16)	(47)	(105)	(54)	(18)	(40)
Class I Shares	(84)	(27)	(25,515)	(12,350)	—	—
Class R6 Shares	(215)	(141)	(1,115)	(623)	(829)	(394)
Class Y Shares	(463)	(1,057)	(20,518)	(9,866)	(1,392)	(2,346)
Change in net assets resulting from distributions to shareholders	(979)	(1,717)	(50,515)	(25,127)	(2,602)	(3,185)
Change in net assets resulting from capital transactions	(3,741)	4,815	195,590	536,657	(24,527)	(4,486)
Change in net assets	(5,238)	4,808	15,447	674,465	(22,859)	(7,967)
Net Assets:
Beginning of period	27,331	22,523	1,792,217	1,117,752	91,636	99,603
End of period	$22,093	$27,331	$1,807,664	$1,792,217	$68,777	$91,636

(a)  Current and prior year distributions to shareholders have been reclassified and conform to amended GAAP presentation under Regulation S-X (See Item 11 in the Notes to Financial Statements).

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Capital Transactions:
Class A Shares
Proceeds from shares issued	$667	$4,118	$64,032	$96,006	$2,034	$1,834
Distributions reinvested	171	385	3,045	2,090	294	329
Cost of shares redeemed	(3,818)	(1,454)	(41,068)	(82,043)	(2,977)	(3,686)
Total Class A Shares	$(2,980)	$3,049	$26,009	$16,053	$(649)	$(1,523)
Class C Shares
Proceeds from shares issued	$212	$161	$1,086	$2,219	$110	$255
Distributions reinvested	14	40	93	48	17	38
Cost of shares redeemed	(324)	(550)	(1,833)	(1,802)	(537)	(1,330)
Total Class C Shares	$(98)	$(349)	$(654)	$465	$(410)	$(1,037)
Class I Shares
Proceeds from shares issued	$51	$2,276	$366,357	$335,704	$—	$—
Distributions reinvested	84	27	12,641	5,067	—	—
Cost of shares redeemed	(332)	(21)	(205,751)	(77,903)	—	—
Total Class I Shares	$(197)	$2,282	$173,247	$262,868	$—	$—
Class R6 Shares
Proceeds from shares issued	$552	$5,013	$17,109	$13,576	$602	$19,851
Distributions reinvested	215	141	1,115	620	829	394
Cost of shares redeemed	(806)	(646)	(11,123)	(8,370)	(2,574)	(1,082)
Total Class R6 Shares	$(39)	$4,508	$7,101	$5,826	$(1,143)	$19,163
Class Y Shares
Proceeds from shares issued	$3,441	$947	$314,622	$362,273	$1,395	$6,981
Distributions reinvested	435	990	17,845	7,971	1,108	2,034
Cost of shares redeemed	(4,303)	(6,612)	(342,580)	(118,799)	(24,828)	(30,104)
Total Class Y Shares	$(427)	$(4,675)	$(10,113)	$251,445	$(22,325)	$(21,089)
Change in net assets resulting from capital transactions	$(3,741)	$4,815	$195,590	$536,657	$(24,527)	$(4,486)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Share Transactions:
Class A Shares
Issued	99	539	4,915	6,899	222	196
Reinvested	28	51	270	145	32	35
Redeemed	(534)	(190)	(3,114)	(5,715)	(326)	(392)
Total Class A Shares	(407)	400	2,071	1,329	(72)	(161)
Class C Shares
Issued	33	21	86	155	12	27
Reinvested	2	5	8	3	2	4
Redeemed	(48)	(72)	(148)	(128)	(59)	(142)
Total Class C Shares	(13)	(46)	(54)	30	(45)	(111)
Class I Shares
Issued	7	300	28,604	22,819	—	—
Reinvested	14	4	1,114	348	—	—
Redeemed	(46)	(3)	(16,348)	(5,383)	—	—
Total Class I Shares	(25)	301	13,370	17,784	—	—
Class R6 Shares
Issued	81	658	1,299	927	65	2,125
Reinvested	35	19	98	42	90	42
Redeemed	(115)	(84)	(835)	(579)	(280)	(113)
Total Class R6 Shares	1	593	562	390	(125)	2,054
Class Y Shares
Issued	475	125	24,496	24,880	153	730
Reinvested	72	131	1,580	549	121	216
Redeemed	(649)	(876)	(27,208)	(8,186)	(2,703)	(3,227)
Total Class Y Shares	(102)	(620)	(1,132)	17,243	(2,429)	(2,281)
Change in Shares	(546)	628	14,817	36,776	(2,671)	(499)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class A
Year Ended 6/30/19	$42.75	(0.11)	(5.61)	(5.72)	—	(4.75)	(4.75)
Year Ended 6/30/18	$41.01	(0.16)	6.40	6.24	—	(4.50)	(4.50)
Year Ended 6/30/17	$32.71	(0.19)	10.10	9.91	—	(1.61)	(1.61)
Year Ended 6/30/16	$38.13	(0.09)	(2.73)	(2.82)	—	(2.65)	(2.65)
Year Ended 6/30/15	$37.51	(0.24)	4.22	3.98	—	(3.36)	(3.36)
Class C
Year Ended 6/30/19	$31.69	(0.28)	(4.30)	(4.58)	—	(4.75)	(4.75)
Year Ended 6/30/18	$31.69	(0.34)	4.84	4.50	—	(4.50)	(4.50)
Year Ended 6/30/17	$25.76	(0.38)	7.92	7.54	—	(1.61)	(1.61)
Year Ended 6/30/16	$30.85	(0.28)	(2.21)	(2.49)	—	(2.65)	(2.65)
Year Ended 6/30/15	$31.20	(0.43)	3.44	3.01	—	(3.36)	(3.36)
Class R
Year Ended 6/30/19	$40.76	(0.28)	(5.37)	(5.65)	—	(4.75)	(4.75)
Year Ended 6/30/18	$39.49	(0.28)	6.05	5.77	—	(4.50)	(4.50)
Year Ended 6/30/17	$31.71	(0.37)	9.76	9.39	—	(1.61)	(1.61)
Year Ended 6/30/16	$37.21	(0.24)	(2.66)	(2.90)	—	(2.65)	(2.65)
Year Ended 6/30/15	$36.81	(0.36)	4.12	3.76	—	(3.36)	(3.36)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Discovery Fund
Class A
Year Ended 6/30/19	—	$32.28	(12.02)%		1.55%	(0.29)%	1.55%		$50,963	40%
Year Ended 6/30/18	—	$42.75	15.76%		1.54%	(0.39)%	1.54%		$67,840	45%
Year Ended 6/30/17	—	$41.01	30.36%		1.55%	(0.50)%	1.55%		$85,228	110%
Year Ended 6/30/16	0.05	$32.71	(7.34	)%(c)	1.60%	(0.27)%	1.60%		$48,759	42%
Year Ended 6/30/15	—	$38.13	11.32%		1.70%	(0.66)%	1.70%		$60,621	38%
Class C
Year Ended 6/30/19	—	$22.36	(12.74)%		2.34%	(1.07)%	2.34%		$6,633	40%
Year Ended 6/30/18	—	$31.69	14.88%		2.32%	(1.10)%	2.32%		$9,871	45%
Year Ended 6/30/17	—	$31.69	29.33%		2.36%	(1.28)%	2.36%		$15,796	110%
Year Ended 6/30/16	0.05	$25.76	(8.04	)%(c)	2.38%	(1.05)%	2.38%		$14,096	42%
Year Ended 6/30/15	—	$30.85	10.41%		2.50%	(1.45)%	2.50%		$16,989	38%
Class R
Year Ended 6/30/19	—	$30.36	(12.49)%		2.08%	(0.84)%	2.41	%(d)	$3,038	40%
Year Ended 6/30/18	—	$40.76	15.15%		2.08%	(0.70)%	2.27	%(d)	$3,465	45%
Year Ended 6/30/17	—	$39.49	29.67%		2.08%	(0.99)%	2.56	%(d)	$2,291	110%
Year Ended 6/30/16	0.05	$31.71	(7.76	)%(c)	2.08%	(0.75)%	2.39	%(d)	$1,696	42%
Year Ended 6/30/15	—	$37.21	10.88%		2.08%	(1.00)%	2.75	%(d)	$1,232	38%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class Y
Year Ended 6/30/19	$46.47	(0.03)	(6.04)	(6.07)	—		(4.75)	(4.75)
Year Ended 6/30/18	$44.11	(0.05)	6.91	6.86	—	(e)	(4.50)	(4.50)
Year Ended 6/30/17	$35.02	(0.13)	10.83	10.70	—		(1.61)	(1.61)
Year Ended 6/30/16	$40.52	(0.01)	(2.89)	(2.90)	—		(2.65)	(2.65)
Year Ended 6/30/15	$39.55	(0.15)	4.48	4.33	—		(3.36)	(3.36)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 8).

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Discovery Fund
Class Y
Year Ended 6/30/19	—	$35.65	(11.81)%		1.30%	(0.06)%	1.30%	$71,708	40%
Year Ended 6/30/18	—	$46.47	16.08%		1.28%	(0.12)%	1.28%	$78,079	45%
Year Ended 6/30/17	—	$44.11	30.62%		1.38%	(0.30)%	1.38%	$49,468	110%
Year Ended 6/30/16	0.05	$35.02	(7.10	)%(c)	1.35%	(0.03)%	1.35%	$27,622	42%
Year Ended 6/30/15	—	$40.52	11.60%		1.45%	(0.39)%	1.45%	$36,217	38%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended 6/30/19	$19.17	0.19	(0.32	)(d)	(0.13)	(0.19)	(0.99)
Year Ended 6/30/18	$17.91	0.19	1.84		2.03	(0.15)	(0.62)
Year Ended 6/30/17	$15.43	0.03	2.45		2.48	—	—
Year Ended 6/30/16	$15.54	0.07	(0.01	)(d)	0.06	(0.04)	(0.13)
Year Ended 6/30/15	$15.83	(0.02)	0.16		0.14	—	(0.43)
Class R6
Year Ended 6/30/19	$19.30	0.26	(0.32	)(d)	(0.06)	(0.23)	(0.99)
Year Ended 6/30/18	$18.02	0.22	1.87		2.09	(0.19)	(0.62)
Year Ended 6/30/17	$15.53	0.12	2.43		2.55	(0.06)	—
12/15/15(e) through 6/30/16	$14.38	0.06	1.30	(d)	1.36	(0.08)	(0.13)
Class Y
Year Ended 6/30/19	$19.34	0.28	(0.37	)(d)	(0.09)	(0.24)	(0.99)
Year Ended 6/30/18	$18.06	0.24	1.85		2.09	(0.19)	(0.62)
Year Ended 6/30/17	$15.58	0.13	2.43		2.56	(0.08)	—
Year Ended 6/30/16	$15.65	0.13	(0.02	)(d)	0.11	(0.05)	(0.13)
Year Ended 6/30/15	$15.89	0.01	0.18		0.19	—	(0.43)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)  Commencement of operations.

(f)  Not annualized for periods less than one year.

(g)  Annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended 6/30/19	(1.18)	$17.86	0.36%		1.00%		1.05%		1.51%		$7,567	73%
Year Ended 6/30/18	(0.77)	$19.17	11.32%		1.09%		1.01%		1.67%		$4,255	73%
Year Ended 6/30/17	—	$17.91	16.07%		1.35%		0.19%		1.94%		$2,864	68%
Year Ended 6/30/16	(0.17)	$15.43	0.41%		1.50%		0.44%		1.63%		$11,086	71%
Year Ended 6/30/15	(0.43)	$15.54	0.84%		1.50%		(0.14)%		2.10%		$10,396	58%
Class R6
Year Ended 6/30/19	(1.22)	$18.02	0.72%		0.60%		1.43%		0.94%		$56,232	73%
Year Ended 6/30/18	(0.81)	$19.30	11.68%		0.77%		1.14%		1.17%		$6,750	73%
Year Ended 6/30/17	(0.06)	$18.02	16.42%		0.89%		0.71%		3.01%		$1,375	68%
12/15/15(e) through 6/30/16	(0.21)	$15.53	9.50	%(f)	1.04	%(g)	0.75	%(g)	3.10	%(g)	$726	71	%(f)
Class Y
Year Ended 6/30/19	(1.23)	$18.02	0.58%		0.75%		1.52%		1.17%		$21,486	73%
Year Ended 6/30/18	(0.81)	$19.34	11.58%		0.84%		1.25%		1.13%		$59,866	73%
Year Ended 6/30/17	(0.08)	$18.06	16.43%		0.89%		0.74%		1.18%		$47,989	68%
Year Ended 6/30/16	(0.18)	$15.58	0.73%		1.15%		0.85%		1.15%		$8,442	71%
Year Ended 6/30/15	(0.43)	$15.65	1.15%		1.25%		0.08%		1.75%		$4,507	58%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Integrity Small-Cap Value Fund
Class A
Year Ended 6/30/19	$40.06	0.09	(3.59)	(3.50)	—	(4.19)	(4.19)
Year Ended 6/30/18	$37.70	(0.04)	4.76	4.72	—	(2.36)	(2.36)
Year Ended 6/30/17	$30.72	(0.08)	7.06	6.98	—	—	—
Year Ended 6/30/16	$33.48	0.01	(2.31)	(2.30)	—	(0.46)	(0.46)
Year Ended 6/30/15	$32.77	(0.03)	0.74	0.71	—	—	—
Class C
Year Ended 6/30/19	$35.40	(0.13)	(3.23)	(3.36)	—	(4.19)	(4.19)
Year Ended 6/30/18	$33.76	(0.24)	4.24	4.00	—	(2.36)	(2.36)
Year Ended 6/30/17	$27.69	(0.28)	6.35	6.07	—	—	—
Year Ended 6/30/16	$30.45	(0.19)	(2.11)	(2.30)	—	(0.46)	(0.46)
Year Ended 6/30/15	$30.03	(0.25)	0.67	0.42	—	—	—
Class R
Year Ended 6/30/19	$39.02	(0.01)	(3.50)	(3.51)	—	(4.19)	(4.19)
Year Ended 6/30/18	$36.86	(0.13)	4.65	4.52	—	(2.36)	(2.36)
Year Ended 6/30/17	$30.11	(0.16)	6.91	6.75	—	—	—
Year Ended 6/30/16	$33.00	(0.06)	(2.37)	(2.43)	—	(0.46)	(0.46)
Year Ended 6/30/15	$32.29	(0.12)	0.83	0.71	—	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small-Cap Value Fund
Class A
Year Ended 6/30/19	—		$32.37	(7.16)%	1.50%	0.25%	1.58	%(c)	$140,439	72%
Year Ended 6/30/18	—		$40.06	12.55%	1.50%	(0.10)%	1.54	%(c)	$221,775	70%
Year Ended 6/30/17	—		$37.70	22.72%	1.50%	(0.22)%	1.52	%(c)	$219,113	58%
Year Ended 6/30/16	—	(d)	$30.72	(6.87)%	1.50%	0.04%	1.57	%(c)	$216,492	47%
Year Ended 6/30/15	—		$33.48	2.17%	1.50%	(0.08)%	1.53	%(c)	$246,351	38%
Class C
Year Ended 6/30/19	—		$27.85	(7.79)%	2.16%	(0.42)%	2.16%		$11,083	72%
Year Ended 6/30/18	—		$35.40	11.86%	2.13%	(0.70)%	2.13%		$16,746	70%
Year Ended 6/30/17	—		$33.76	21.92%	2.16%	(0.89)%	2.16%		$27,015	58%
Year Ended 6/30/16	—	(d)	$27.69	(7.56)%	2.22%	(0.68)%	2.22%		$27,987	47%
Year Ended 6/30/15	—		$30.45	1.40%	2.25%	(0.85)%	2.25%		$28,090	38%
Class R
Year Ended 6/30/19	—		$31.32	(7.39)%	1.75%	(0.03)%	1.99	%(c)	$10,451	72%
Year Ended 6/30/18	—		$39.02	12.29%	1.75%	(0.35)%	1.89	%(c)	$14,952	70%
Year Ended 6/30/17	—		$36.86	22.42%	1.75%	(0.46)%	2.06	%(c)	$15,317	58%
Year Ended 6/30/16	—	(d)	$30.11	(7.36)%	1.75%	(0.19)%	1.96	%(c)	$15,042	47%
Year Ended 6/30/15	—		$33.00	2.20%	1.75%	(0.37)%	2.02	%(c)	$11,850	38%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Integrity Small-Cap Value Fund
Class R6
Year Ended 6/30/19	$41.51	0.24	(3.67)	(3.43)	(0.19)	(4.19)	(4.38)
Year Ended 6/30/18	$38.86	0.18	4.92	5.10	(0.09)	(2.36)	(2.45)
Year Ended 6/30/17	$31.60	0.12	7.28	7.40	(0.14)	—	(0.14)
Year Ended 6/30/16	$34.31	0.18	(2.38)	(2.20)	(0.05)	(0.46)	(0.51)
Year Ended 6/30/15	$33.43	0.13	0.75	0.88	—	—	—
Class Y
Year Ended 6/30/19	$41.25	0.21	(3.67)	(3.46)	(0.11)	(4.19)	(4.30)
Year Ended 6/30/18	$38.63	0.11	4.89	5.00	(0.02)	(2.36)	(2.38)
Year Ended 6/30/17	$31.45	0.05	7.23	7.28	(0.10)	—	(0.10)
Year Ended 6/30/16	$34.15	0.13	(2.37)	(2.24)	— (c)	(0.46)	(0.46)
Year Ended 6/30/15	$33.33	0.07	0.75	0.82	—	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small-Cap Value Fund
Class R6
Year Ended 6/30/19	—		$33.70	(6.67)%	0.96%	0.65%	0.96%	$1,179,915	72%
Year Ended 6/30/18	—		$41.51	13.17%	0.95%	0.45%	0.95%	$938,831	70%
Year Ended 6/30/17	—		$38.86	23.40%	0.96%	0.33%	0.96%	$871,150	58%
Year Ended 6/30/16	—	(c)	$31.60	(6.41)%	1.00%	0.57%	1.00%	$608,927	47%
Year Ended 6/30/15	—		$34.31	2.63%	1.04%	0.37%	1.04%	$423,831	38%
Class Y
Year Ended 6/30/19	—		$33.49	(6.83)%	1.12%	0.58%	1.12%	$981,688	72%
Year Ended 6/30/18	—		$41.25	13.01%	1.12%	0.28%	1.12%	$1,467,901	70%
Year Ended 6/30/17	—		$38.63	23.14%	1.15%	0.13%	1.15%	$1,329,435	58%
Year Ended 6/30/16	—	(c)	$31.45	(6.54)%	1.15%	0.40%	1.15%	$981,741	47%
Year Ended 6/30/15	—		$34.15	2.46%	1.20%	0.22%	1.20%	$726,193	38%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended 6/30/19	$17.75	0.12	(0.53)	(0.41)	(0.12)	(0.52)
Year Ended 6/30/18	$16.04	0.07	1.89	1.96	(0.05)	(0.20)
Year Ended 6/30/17	$13.26	0.02	2.76	2.78	—	—
Year Ended 6/30/16	$14.08	0.02	(0.81)	(0.79)	(0.03)	—
Year Ended 6/30/15	$15.15	(0.05)	(0.14)	(0.19)	—	(0.88)
Class R6
Year Ended 6/30/19	$17.96	0.14	(0.51)	(0.37)	(0.16)	(0.52)
Year Ended 6/30/18	$16.20	0.05	1.99	2.04	(0.08)	(0.20)
Year Ended 6/30/17	$13.35	0.03	2.82	2.85	—	—
Year Ended 6/30/16	$14.17	0.05	(0.81)	(0.76)	(0.06)	—
3/4/15(d) through 6/30/15	$14.41	0.02	(0.26)	(0.24)	—	—
Class Y
Year Ended 6/30/19	$17.92	0.22	(0.60)	(0.38)	(0.16)	(0.52)
Year Ended 6/30/18	$16.17	0.12	1.91	2.03	(0.08)	(0.20)
Year Ended 6/30/17	$13.35	0.06	2.78	2.84	(0.02)	—
Year Ended 6/30/16	$14.16	0.05	(0.81)	(0.76)	(0.05)	—
Year Ended 6/30/15	$15.20	(0.01)	(0.15)	(0.16)	—	(0.88)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Commencement of operations.

(e)  Not annualized for periods less than one year.

(f)  Annualized for periods less than one year.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended 6/30/19	(0.64)	$16.70	(1.66)%		1.13%		0.70%		1.71%		$3,626	67%
Year Ended 6/30/18	(0.25)	$17.75	12.16%		1.13%		0.42%		1.74%		$2,996	77%
Year Ended 6/30/17	—	$16.04	20.97%		1.21%		0.13%		2.40%		$2,304	65%
Year Ended 6/30/16	(0.03)	$13.26	(5.59)%		1.50%		0.13%		2.15%		$716	60%
Year Ended 6/30/15	(0.88)	$14.08	(1.34)%		1.50%		(0.35)%		3.71%		$516	57%
Class R6
Year Ended 6/30/19	(0.68)	$16.91	(1.39)%		0.83%		0.86%		0.96%		$95,286	67%
Year Ended 6/30/18	(0.28)	$17.96	12.54%		0.83%		0.28%		1.26%		$24,926	77%
Year Ended 6/30/17	—	$16.20	21.35%		1.09%		0.20%		1.96%		$18	65%
Year Ended 6/30/16	(0.06)	$13.35	(5.33)%		1.21%		0.40%		1.58%		$3,381	60%
3/4/15(d) through 6/30/15	—	$14.17	(1.67	)%(e)	1.21	%(f)	0.48	%(f)	3.21	%(f)	$3,586	57	%(e)
Class Y
Year Ended 6/30/19	(0.68)	$16.86	(1.45)%		0.88%		1.30%		1.03%		$35,927	67%
Year Ended 6/30/18	(0.28)	$17.92	12.51%		0.88%		0.67%		1.13%		$92,019	77%
Year Ended 6/30/17	(0.02)	$16.17	21.25%		0.96%		0.38%		1.21%		$53,509	65%
Year Ended 6/30/16	(0.05)	$13.35	(5.34)%		1.25%		0.37%		1.26%		$18,918	60%
Year Ended 6/30/15	(0.88)	$14.16	(1.14)%		1.25%		(0.04)%		1.70%		$18,821	57%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments	Total Distributions
Victory Munder Multi-Cap Fund
Class A
Year Ended 6/30/19	$44.99	0.10	0.08		0.18	—		(6.42)	(6.42)
Year Ended 6/30/18	$41.77	(0.03)	5.71		5.68	—	(c)	(2.46)	(2.46)
Year Ended 6/30/17	$35.58	0.02	6.17		6.19	—		—	—
Year Ended 6/30/16	$44.91	0.01	(1.58)		(1.57)	—		(7.80)	(7.80)
Year Ended 6/30/15	$40.23	(0.12)	4.93		4.81	—		(0.13)	(0.13)
Class C
Year Ended 6/30/19	$36.81	(0.16)	(0.13	)(f)	(0.29)	—		(6.42)	(6.42)
Year Ended 6/30/18	$34.82	(0.34)	4.79		4.45	—		(2.46)	(2.46)
Year Ended 6/30/17	$29.90	(0.26)	5.18		4.92	—		—	—
Year Ended 6/30/16	$39.29	(0.27)	(1.36)		(1.63)	—		(7.80)	(7.80)
Year Ended 6/30/15	$35.50	(0.41)	4.33		3.92	—		(0.13)	(0.13)
Class Y
Year Ended 6/30/19	$48.41	0.27	0.16		0.43	—		(6.42)	(6.42)
Year Ended 6/30/18	$44.62	0.14	6.11		6.25	—		(2.46)	(2.46)
Year Ended 6/30/17	$37.86	0.17	6.59		6.76	—		—	—
Year Ended 6/30/16	$47.10	0.20	(1.68)		(1.48)	—		(7.80)	(7.80)
Year Ended 6/30/15	$42.05	0.02	5.16		5.18	—		(0.13)	(0.13)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(e)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 8).

(f)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Multi-Cap Fund
Class A
Year Ended 6/30/19	—	$38.75	2.86%		1.36%	0.25%	1.36%	$346,180	107%
Year Ended 6/30/18	—	$44.99	13.37	%(d)	1.36%	(0.07)%	1.36%	$374,259	123%
Year Ended 6/30/17	—	$41.77	17.40%		1.38%	0.04%	1.38%	$341,279	109%
Year Ended 6/30/16	0.04	$35.58	(4.01	)%(e)	1.46%	0.03%	1.46%	$318,712	117%
Year Ended 6/30/15	—	$44.91	11.96%		1.49%	(0.28)%	1.49%	$378,192	118%
Class C
Year Ended 6/30/19	—	$30.10	2.21%		2.07%	(0.48)%	2.07%	$10,056	107%
Year Ended 6/30/18	—	$36.81	12.48	%(d)	2.16%	(0.91)%	2.16%	$18,383	123%
Year Ended 6/30/17	—	$34.82	16.45%		2.21%	(0.80)%	2.21%	$57,690	109%
Year Ended 6/30/16	0.04	$29.90	(4.82	)%(e)	2.28%	(0.79)%	2.28%	$68,112	117%
Year Ended 6/30/15	—	$39.29	11.05%		2.31%	(1.10)%	2.31%	$81,474	118%
Class Y
Year Ended 6/30/19	—	$42.42	3.21%		1.00%	0.61%	1.00%	$30,776	107%
Year Ended 6/30/18	—	$48.41	13.81	%(d)	1.00%	0.29%	1.00%	$33,503	123%
Year Ended 6/30/17	—	$44.62	17.86%		1.01%	0.42%	1.01%	$24,032	109%
Year Ended 6/30/16	0.04	$37.86	(3.61	)%(e)	1.01%	0.47%	1.01%	$20,477	117%
Year Ended 6/30/15	—	$47.10	12.32%		1.16%	0.04%	1.16%	$25,409	118%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory S&P 500 Index Fund
Class A
Year Ended 6/30/19	$21.52	0.31	1.43	1.74	(0.33)	(1.86)	(2.19)
Year Ended 6/30/18	$22.20	0.31	2.65	2.96	(0.31)	(3.33)	(3.64)
Year Ended 6/30/17	$20.54	0.31	3.08	3.39	(0.34)	(1.39)	(1.73)
Year Ended 6/30/16	$22.24	0.34	0.36	0.70	(0.35)	(2.07)	(2.42)
Year Ended 6/30/15	$22.75	0.31	1.24	1.55	(0.32)	(1.74)	(2.06)
Class R
Year Ended 6/30/19	$21.47	0.22	1.43	1.65	(0.25)	(1.86)	(2.11)
Year Ended 6/30/18	$22.15	0.21	2.66	2.87	(0.22)	(3.33)	(3.55)
Year Ended 6/30/17	$20.51	0.22	3.06	3.28	(0.25)	(1.39)	(1.64)
Year Ended 6/30/16	$22.23	0.25	0.35	0.60	(0.27)	(2.07)	(2.34)
Year Ended 6/30/15	$22.73	0.22	1.24	1.46	(0.22)	(1.74)	(1.96)
Class Y
Year Ended 6/30/19	$21.66	0.33	1.45	1.78	(0.36)	(1.86)	(2.22)
Year Ended 6/30/18	$22.31	0.35	2.67	3.02	(0.34)	(3.33)	(3.67)
Year Ended 6/30/17	$20.64	0.36	3.08	3.44	(0.38)	(1.39)	(1.77)
Year Ended 6/30/16	$22.33	0.39	0.36	0.75	(0.39)	(2.07)	(2.46)
Year Ended 6/30/15	$22.83	0.36	1.24	1.60	(0.36)	(1.74)	(2.10)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 8).

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory S&P 500 Index Fund
Class A
Year Ended 6/30/19	—	$21.07	9.80%		0.53%	1.46%	0.53%	$188,004	3%
Year Ended 6/30/18	—	$21.52	13.73%		0.55%	1.38%	0.55%	$192,530	2%
Year Ended 6/30/17	—	$22.20	17.16%		0.58%	1.47%	0.58%	$192,390	4%
Year Ended 6/30/16	0.02	$20.54	3.49	%(c)	0.58%	1.66%	0.58%	$186,089	4%
Year Ended 6/30/15	—	$22.24	6.76%		0.64%	1.37%	0.64%	$205,737	4%
Class R
Year Ended 6/30/19	—	$21.01	9.31%		0.96%	1.04%	0.96%	$14,501	3%
Year Ended 6/30/18	—	$21.47	13.31%		0.97%	0.97%	0.97%	$17,052	2%
Year Ended 6/30/17	—	$22.15	16.59%		1.03%	1.02%	1.03%	$15,487	4%
Year Ended 6/30/16	0.02	$20.51	3.03	%(c)	1.02%	1.23%	1.02%	$13,221	4%
Year Ended 6/30/15	—	$22.23	6.35%		1.03%	0.96%	1.03%	$14,423	4%
Class Y
Year Ended 6/30/19	—	$21.22	9.93%		0.43%	1.57%	0.43%	$32,146	3%
Year Ended 6/30/18	—	$21.66	13.96%		0.39%	1.57%	0.39%	$19,932	2%
Year Ended 6/30/17	—	$22.31	17.33%		0.40%	1.66%	0.40%	$28,148	4%
Year Ended 6/30/16	0.02	$20.64	3.74	%(c)	0.38%	1.86%	0.38%	$35,777	4%
Year Ended 6/30/15	—	$22.33	6.94%		0.45%	1.57%	0.45%	$40,122	4%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments	Total Distributions
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended 6/30/19	$34.56	(0.13)	(0.72	)(c)	(0.85)	—		(10.76)	(10.76)
Year Ended 6/30/18	$37.21	(0.11)	4.55		4.44	—		(7.09)	(7.09)
Year Ended 6/30/17	$35.99	(0.08)	5.79		5.71	—		(4.49)	(4.49)
Year Ended 6/30/16	$43.31	(0.08)	(3.36)		(3.44)	—		(3.88)	(3.88)
Year Ended 6/30/15	$43.91	(0.12)	4.35		4.23	—	(d)	(4.83)	(4.83)
Class C
Year Ended 6/30/19	$27.98	(0.23)	(1.03	)(c)	(1.26)	—		(10.76)	(10.76)
Year Ended 6/30/18	$31.54	(0.29)	3.82		3.53	—		(7.09)	(7.09)
Year Ended 6/30/17	$31.34	(0.27)	4.96		4.69	—		(4.49)	(4.49)
Year Ended 6/30/16	$38.51	(0.29)	(3.00)		(3.29)	—		(3.88)	(3.88)
Year Ended 6/30/15	$39.81	(0.38)	3.91		3.53	—	(d)	(4.83)	(4.83)
Class R
Year Ended 6/30/19	$32.91	(0.20)	(0.79	)(c)	(0.99)	—		(10.76)	(10.76)
Year Ended 6/30/18	$35.82	(0.20)	4.38		4.18	—		(7.09)	(7.09)
Year Ended 6/30/17	$34.89	(0.16)	5.58		5.42	—		(4.49)	(4.49)
Year Ended 6/30/16	$42.22	(0.17)	(3.28)		(3.45)	—		(3.88)	(3.88)
Year Ended 6/30/15	$43.02	(0.22)	4.25		4.03	—		(4.83)	(4.83)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended 6/30/19	—		$22.95	4.18%	1.28%	(0.49)%	1.28%		$292,120	82%
Year Ended 6/30/18	—		$34.56	12.08%	1.28%	(0.29)%	1.28%		$575,926	50%
Year Ended 6/30/17	—		$37.21	17.18%	1.31%	(0.21)%	1.31%		$657,496	55%
Year Ended 6/30/16	—	(d)	$35.99	(7.94)%	1.32%	(0.21)%	1.34	%(e)	$970,418	40%
Year Ended 6/30/15	—		$43.31	10.03%	1.32%	(0.27)%	1.33	%(e)	$1,266,891	27%
Class C
Year Ended 6/30/19	—		$15.96	3.51%	1.94%	(1.14)%	1.94%		$26,825	82%
Year Ended 6/30/18	—		$27.98	11.28%	1.96%	(0.94)%	1.96%		$52,210	50%
Year Ended 6/30/17	—		$31.54	16.43%	1.97%	(0.88)%	1.97%		$148,305	55%
Year Ended 6/30/16	—	(d)	$31.34	(8.58)%	2.00%	(0.89)%	2.00%		$200,199	40%
Year Ended 6/30/15	—		$38.51	9.26%	2.02%	(0.96)%	2.02%		$253,359	27%
Class R
Year Ended 6/30/19	—		$21.16	3.85%	1.57%	(0.79)%	1.69	%(e)	$18,438	82%
Year Ended 6/30/18	—		$32.91	11.79%	1.57%	(0.58)%	1.65	%(e)	$25,939	50%
Year Ended 6/30/17	—		$35.82	16.87%	1.57%	(0.47)%	1.64	%(e)	$32,913	55%
Year Ended 6/30/16	—	(d)	$34.89	(8.19)%	1.57%	(0.46)%	1.62	%(e)	$39,928	40%
Year Ended 6/30/15	—		$42.22	9.76%	1.57%	(0.51)%	1.68	%(e)	$56,807	27%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Munder Mid-Cap Core Growth Fund
Class R6
Year Ended 6/30/19	$37.36	— (d)	(0.60	)(c)	(0.60)	—	(10.76)	(10.76)
Year Ended 6/30/18	$39.55	0.06	4.84		4.90	—	(7.09)	(7.09)
Year Ended 6/30/17	$37.82	0.10	6.12		6.22	—	(4.49)	(4.49)
Year Ended 6/30/16	$45.11	0.10	(3.51)		(3.41)	—	(3.88)	(3.88)
Year Ended 6/30/15	$45.38	0.08	4.51		4.59	(0.03)	(4.83)	(4.86)
Class Y
Year Ended 6/30/19	$36.79	(0.07)	(0.59	)(c)	(0.66)	—	(10.76)	(10.76)
Year Ended 6/30/18	$39.10	(0.01)	4.79		4.78	—	(7.09)	(7.09)
Year Ended 6/30/17	$37.51	0.02	6.06		6.08	—	(4.49)	(4.49)
Year Ended 6/30/16	$44.85	0.02	(3.48)		(3.46)	—	(3.88)	(3.88)
Year Ended 6/30/15	$45.22	(0.01)	4.48		4.47	(0.01)	(4.83)	(4.84)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Mid-Cap Core Growth Fund
Class R6
Year Ended 6/30/19	—		$26.00	4.57%	0.87%	(0.01)%	0.87%		$310,949	82%
Year Ended 6/30/18	—		$37.36	12.56%	0.84%	0.15%	0.84%		$685,568	50%
Year Ended 6/30/17	—		$39.55	17.73%	0.85%	0.26%	0.85%		$761,607	55%
Year Ended 6/30/16	—	(d)	$37.82	(7.54)%	0.87%	0.25%	0.87%		$752,971	40%
Year Ended 6/30/15	—		$45.11	10.51%	0.89%	0.18%	0.90	%(e)	$735,002	27%
Class Y
Year Ended 6/30/19	—		$25.37	4.47%	1.02%	(0.22)%	1.02%		$810,261	82%
Year Ended 6/30/18	—		$36.79	12.38%	1.01%	(0.02)%	1.01%		$2,240,305	50%
Year Ended 6/30/17	—		$39.10	17.49%	1.04%	0.06%	1.05	%(e)	$2,345,812	55%
Year Ended 6/30/16	—	(d)	$37.51	(7.71)%	1.06%	0.05%	1.06%		$2,965,306	40%
Year Ended 6/30/15	—		$44.85	10.29%	1.07%	(0.01)%	1.08	%(e)	$4,026,757	27%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory Munder Small Cap Growth Fund
Class A
Year Ended 6/30/19	$13.81	(0.12)	1.12	1.00	(1.42)	(1.42)
Year Ended 6/30/18	$11.14	(0.10)	2.84	2.74	(0.07)	(0.07)
Year Ended 6/30/17	$8.59	(0.05)	2.60	2.55	—	—
Year Ended 6/30/16	$10.47	(0.07)	(1.81)	(1.88)	—	—
5/1/15(f) through 6/30/15	$10.00	(0.01)	0.48	0.47	—	—
Class I
Year Ended 6/30/19	$13.92	(0.09)	1.15	1.06	(1.42)	(1.42)
Year Ended 6/30/18	$11.21	(0.07)	2.85	2.78	(0.07)	(0.07)
Year Ended 6/30/17	$8.62	(0.01)	2.60	2.59	—	—
Year Ended 6/30/16	$10.48	(0.05)	(1.81)	(1.86)	—	—
5/1/15(f) through 6/30/15	$10.00	— (g)	0.48	0.48	—	—
Class Y
Year Ended 6/30/19	$13.88	(0.11)	1.09	0.98	(1.42)	(1.42)
Year Ended 6/30/18	$11.18	(0.09)	2.86	2.77	(0.07)	(0.07)
Year Ended 6/30/17	$8.61	(0.02)	2.59	2.57	—	—
Year Ended 6/30/16	$10.48	(0.05)	(1.82)	(1.87)	—	—
5/1/15(f) through 6/30/15	$10.00	(0.01)	0.49	0.48	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Commencement of operations.

(g)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Munder Small Cap Growth Fund
Class A
Year Ended 6/30/19	$13.39	10.06%		1.40%		(0.90)%		2.31%		$189	108%
Year Ended 6/30/18	$13.81	24.73%		1.40%		(0.86)%		2.69%		$174	62%
Year Ended 6/30/17	$11.14	29.69%		1.40%		(0.52)%		4.67%		$83	56%
Year Ended 6/30/16	$8.59	(17.96)%		1.40%		(0.73)%		11.23%		$49	55%
5/1/15(f) through 6/30/15	$10.47	4.70	%(d)	1.40	%(e)	(0.50	)%(e)	7.95	%(e)	$52	6	%(d)
Class I
Year Ended 6/30/19	$13.56	10.44%		1.15%		(0.65)%		1.17%		$9,034	108%
Year Ended 6/30/18	$13.92	24.94%		1.15%		(0.61)%		1.31%		$7,518	62%
Year Ended 6/30/17	$11.21	30.05%		1.15%		(0.12)%		1.37%		$6,049	56%
Year Ended 6/30/16	$8.62	(17.75)%		1.15%		(0.51)%		2.49%		$4,337	55%
5/1/15(f) through 6/30/15	$10.48	4.80	%(d)	1.15	%(e)	(0.23	)%(e)	1.28	%(e)	$4,346	6	%(d)
Class Y
Year Ended 6/30/19	$13.44	9.84%		1.25%		(0.77)%		1.45%		$77	108%
Year Ended 6/30/18	$13.88	24.92%		1.25%		(0.71)%		2.98%		$70	62%
Year Ended 6/30/17	$11.18	29.85%		1.25%		(0.22)%		3.98%		$56	56%
Year Ended 6/30/16	$8.61	(17.84)%		1.25%		(0.59)%		13.34%		$43	55%
5/1/15(f) through 6/30/15	$10.48	4.80	%(d)	1.25	%(e)	(0.35	)%(e)	7.70	%(e)	$52	6	%(d)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent Emerging Markets Small-Cap Fund
Class A
Year Ended 6/30/19	$13.62	0.16	(1.07)	(0.91)	(0.16)	(0.78)
Year Ended 6/30/18	$12.34	0.12	1.51	1.63	(0.11)	(0.24)
Year Ended 6/30/17	$10.40	0.13	1.90	2.03	(0.09)	—
Year Ended 6/30/16	$11.48	0.10	(1.13)	(1.03)	(0.05)	—
Year Ended 6/30/15	$11.39	0.07	0.08	0.15	(0.06)	—
Class Y
Year Ended 6/30/19	$13.62	0.19	(1.08)	(0.89)	(0.17)	(0.78)
Year Ended 6/30/18	$12.38	0.17	1.50	1.67	(0.19)	(0.24)
Year Ended 6/30/17	$10.43	0.12	1.94	2.06	(0.11)	—
Year Ended 6/30/16	$11.51	0.13	(1.13)	(1.00)	(0.08)	—
Year Ended 6/30/15	$11.41	0.11	0.06	0.17	(0.07)	—
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Trivalent Emerging Markets Small-Cap Fund
Class A
Year Ended 6/30/19	(0.94)	$11.77	(5.97)%	1.73%	1.32%	2.72%	$1,003	78%
Year Ended 6/30/18	(0.35)	$13.62	13.12%	1.73%	0.86%	3.46%	$1,257	93%
Year Ended 6/30/17	(0.09)	$12.34	19.71%	1.73%	1.16%	4.46%	$690	81%
Year Ended 6/30/16	(0.05)	$10.40	(8.93)%	1.73%	0.95%	1.74%	$278	104%
Year Ended 6/30/15	(0.06)	$11.48	1.35%	1.73%	0.62%	7.74%	$361	97%
Class Y
Year Ended 6/30/19	(0.95)	$11.78	(5.76)%	1.48%	1.57%	2.22%	$7,907	78%
Year Ended 6/30/18	(0.43)	$13.62	13.38%	1.48%	1.22%	3.02%	$7,767	93%
Year Ended 6/30/17	(0.11)	$12.38	20.01%	1.48%	1.08%	3.46%	$4,894	81%
Year Ended 6/30/16	(0.08)	$10.43	(8.69)%	1.48%	1.29%	2.40%	$3,671	104%
Year Ended 6/30/15	(0.07)	$11.51	1.54%	1.48%	1.00%	4.90%	$3,877	97%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Trivalent International Fund-Core Equity
Class A
Year Ended 6/30/19	$7.28	0.14	(0.30)	(0.16)	(0.13)	(0.12)	(0.25)
Year Ended 6/30/18	$7.21	0.13	0.44	0.57	(0.13)	(0.37)	(0.50)
Year Ended 6/30/17	$6.18	0.08	1.07	1.15	(0.12)	—	(0.12)
Year Ended 6/30/16	$7.01	0.08	(0.86)	(0.78)	(0.10)	—	(0.10)
Year Ended 6/30/15	$7.21	0.09	(0.22)	(0.13)	(0.07)	—	(0.07)
Class C
Year Ended 6/30/19	$7.22	0.08	(0.27)	(0.19)	(0.07)	(0.12)	(0.19)
Year Ended 6/30/18	$7.16	0.05	0.45	0.50	(0.07)	(0.37)	(0.44)
Year Ended 6/30/17	$6.14	0.03	1.07	1.10	(0.08)	—	(0.08)
Year Ended 6/30/16	$6.96	0.04	(0.86)	(0.82)	(0.05)	—	(0.05)
Year Ended 6/30/15	$7.16	0.04	(0.22)	(0.18)	(0.02)	—	(0.02)
Class I
Year Ended 6/30/19	$7.29	0.17	(0.30)	(0.13)	(0.14)	(0.12)	(0.26)
Year Ended 6/30/18	$7.23	0.24	0.34	0.58	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.20	0.12	1.06	1.18	(0.15)	—	(0.15)
Year Ended 6/30/16	$7.03	0.11	(0.85)	(0.74)	(0.14)	—	(0.14)
Year Ended 6/30/15	$7.22	0.28	(0.37)	(0.09)	(0.10)	—	(0.10)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Amount is less than $0.005 per share.

(e)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016. (see Note 8)

(f)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year was 1.47%, 2.22%, 0.96%, 0.96%, and 1.22% for Class A, Class C, Class I, Class R6 and Class Y, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Trivalent International Fund-Core Equity
Class A
Year Ended 6/30/19	—	$6.87	(1.69)%		0.95%		2.08%	1.96%	$5,347	56%
Year Ended 6/30/18	—	$7.28	7.74%		1.11%		1.71%	1.91%	$8,620	51%
Year Ended 6/30/17	—	$7.21	18.95%		1.38%		1.22%	2.27%	$5,658	91%
Year Ended 6/30/16	0.05	$6.18	(10.43	)%(e)	1.47%		1.31%	1.80%	$4,687	61%
Year Ended 6/30/15	—	$7.01	(1.72)%		1.48	%(f)	1.33%	2.25%	$5,885	61%
Class C
Year Ended 6/30/19	—	$6.84	(2.19)%		1.70%		1.22%	5.22%	$335	56%
Year Ended 6/30/18	—	$7.22	6.81%		1.87%		0.64%	3.61%	$449	51%
Year Ended 6/30/17	—	$7.16	18.01%		2.14%		0.42%	2.97%	$773	91%
Year Ended 6/30/16	0.05	$6.14	(11.08	)%(e)	2.22%		0.63%	2.33%	$1,111	61%
Year Ended 6/30/15	—	$6.96	(2.50)%		2.23	%(f)	0.57%	3.64%	$1,283	61%
Class I
Year Ended 6/30/19	—	$6.90	(1.19)%		0.60%		2.48%	1.76%	$2,268	56%
Year Ended 6/30/18	—	$7.29	8.07%		0.72%		3.17%	2.67%	$2,575	51%
Year Ended 6/30/17	—	$7.23	19.47%		0.90%		1.84%	6.48%	$378	91%
Year Ended 6/30/16	0.05	$6.20	(9.92	)%(e)	0.96%		1.78%	4.02%	$192	61%
Year Ended 6/30/15	—	$7.03	(1.24)%		0.98	%(f)	3.96%	8.04%	$246	61%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Trivalent International Fund-Core Equity
Class R6
Year Ended 6/30/19	$7.31	0.17	(0.29)	(0.12)	(0.15)	(0.12)	(0.27)
Year Ended 6/30/18	$7.23	0.21	0.39	0.60	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.21	0.11	1.07	1.18	(0.16)	—	(0.16)
Year Ended 6/30/16	$7.03	0.12	(0.86)	(0.74)	(0.13)	—	(0.13)
March 4, 2015(i) through 6/30/15	$6.94	0.10	(0.01)	0.09	—	—	—
Class Y
Year Ended 6/30/19	$7.26	0.15	(0.28)	(0.13)	(0.14)	(0.12)	(0.26)
Year Ended 6/30/18	$7.20	0.12	0.46	0.58	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.17	0.09	1.08	1.17	(0.14)	—	(0.14)
Year Ended 6/30/16	$7.00	0.10	(0.86)	(0.76)	(0.12)	—	(0.12)
Year Ended 6/30/15	$7.21	0.11	(0.23)	(0.12)	(0.09)	—	(0.09)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Amount is less than $0.005 per share.

(e)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016. (see Note 8)

(f)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year was 1.47%, 2.22%, 0.96%, 0.96%, and 1.22% for Class A, Class C, Class I, Class R6 and Class Y, respectively.

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

(i)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets						Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(c)
Victory Trivalent International Fund-Core Equity
Class R6
Year Ended 6/30/19	—	$6.92	(1.12)%		0.55%		2.53%		1.45%		$5,661	56%
Year Ended 6/30/18	—	$7.31	8.14%		0.71%		2.71%		1.71%		$5,975	51%
Year Ended 6/30/17	—	$7.23	19.39%		0.91%		1.63%		2.44%		$1,628	91%
Year Ended 6/30/16	0.05	$6.21	(9.86	)%(e)	0.96%		1.86%		2.19%		$1,575	61%
March 4, 2015(i) through 6/30/15	—	$7.03	1.30	%(g)	0.98	%(f)(h)	4.22	%(h)	2.70	%(h)	$1,743	61	%(g)
Class Y
Year Ended 6/30/19	—	$6.87	(1.34)%		0.70%		2.26%		1.40%		$8,482	56%
Year Ended 6/30/18	—	$7.26	8.01%		0.87%		1.62%		1.49%		$9,712	51%
Year Ended 6/30/17	—	$7.20	19.28%		1.14%		1.39%		1.58%		$14,086	91%
Year Ended 6/30/16	0.05	$6.17	(10.19	)%(e)	1.22%		1.53%		1.28%		$12,958	61%
Year Ended 6/30/15	—	$7.00	(1.61)%		1.23	%(f)	1.54%		1.73%		$18,877	61%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Small-Cap Fund
Class A
Year Ended 6/30/19	$14.46	0.13		(1.22)	(1.09)	(0.09)	(0.26)
Year Ended 6/30/18	$12.87	0.10		1.72	1.82	(0.15)	(0.08)
Year Ended 6/30/17	$10.67	0.11		2.22	2.33	(0.13)	—
Year Ended 6/30/16	$11.86	0.10		(1.05)	(0.95)	(0.10)	(0.14)
Year Ended 6/30/15	$11.59	0.12		0.28	0.40	(0.13)	—
Class C
Year Ended 6/30/19	$14.12	0.02		(1.17)	(1.15)	—	(0.26)
Year Ended 6/30/18	$12.58	—	(d)	1.67	1.67	(0.05)	(0.08)
Year Ended 6/30/17	$10.42	0.02		2.18	2.20	(0.04)	—
Year Ended 6/30/16	$11.62	0.02		(1.04)	(1.02)	(0.04)	(0.14)
Year Ended 6/30/15	$11.37	0.03		0.30	0.33	(0.08)	—
Class I
Year Ended 6/30/19	$14.58	0.18		(1.23)	(1.05)	(0.14)	(0.26)
Year Ended 6/30/18	$12.96	0.18		1.71	1.89	(0.19)	(0.08)
Year Ended 6/30/17	$10.75	0.17		2.21	2.38	(0.17)	—
Year Ended 6/30/16	$11.93	0.16		(1.07)	(0.91)	(0.13)	(0.14)
Year Ended 6/30/15	$11.64	0.14		0.32	0.46	(0.17)	—
Class R6
Year Ended 6/30/19	$14.65	0.17		(1.24)	(1.07)	(0.13)	(0.26)
Year Ended 6/30/18	$13.02	0.15		1.73	1.88	(0.17)	(0.08)
Year Ended 6/30/17	$10.80	0.18		2.20	2.38	(0.16)	—
Year Ended 6/30/16	$11.99	0.17		(1.10)	(0.93)	(0.12)	(0.14)
Year Ended 6/30/15	$11.69	0.17		0.28	0.45	(0.15)	—
Class Y
Year Ended 6/30/19	$14.52	0.16		(1.22)	(1.06)	(0.13)	(0.26)
Year Ended 6/30/18	$12.91	0.15		1.71	1.86	(0.17)	(0.08)
Year Ended 6/30/17	$10.71	0.15		2.21	2.36	(0.16)	—
Year Ended 6/30/16	$11.89	0.18		(1.10)	(0.92)	(0.12)	(0.14)
Year Ended 6/30/15	$11.61	0.12		0.31	0.43	(0.15)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Small-Cap Fund
Class A
Year Ended 6/30/19	(0.35)	$13.02	(7.12)%	1.35%	1.02%	1.59	%(c)	$137,665	54%
Year Ended 6/30/18	(0.23)	$14.46	14.14%	1.35%	0.68%	1.56	%(c)	$122,933	62%
Year Ended 6/30/17	(0.13)	$12.87	22.04%	1.35%	0.99%	1.52	%(c)	$92,295	55%
Year Ended 6/30/16	(0.24)	$10.67	(8.13)%	1.35%	0.88%	1.75	%(c)	$78,511	85%
Year Ended 6/30/15	(0.13)	$11.86	3.62%	1.35%	1.08%	1.71	%(c)	$68,475	70%
Class C
Year Ended 6/30/19	(0.26)	$12.71	(7.78)%	2.10%	0.15%	2.42	%(c)	$4,909	54%
Year Ended 6/30/18	(0.13)	$14.12	13.28%	2.10%	(0.03)%	2.36	%(c)	$6,211	62%
Year Ended 6/30/17	(0.04)	$12.58	21.14%	2.10%	0.17%	2.47	%(c)	$5,161	55%
Year Ended 6/30/16	(0.18)	$10.42	(8.87)%	2.10%	0.22%	2.36	%(c)	$5,788	85%
Year Ended 6/30/15	(0.08)	$11.62	2.97%	2.06%	0.25%	2.70	%(c)	$4,472	70%
Class I
Year Ended 6/30/19	(0.40)	$13.13	(6.69)%	0.95%	1.41%	1.16	%(c)	$955,568	54%
Year Ended 6/30/18	(0.27)	$14.58	14.60%	0.95%	1.22%	1.14	%(c)	$866,643	62%
Year Ended 6/30/17	(0.17)	$12.96	22.45%	0.95%	1.45%	1.16	%(c)	$539,822	55%
Year Ended 6/30/16	(0.27)	$10.75	(7.74)%	0.95%	1.41%	1.18	%(c)	$378,011	85%
Year Ended 6/30/15	(0.17)	$11.93	4.12%	0.95%	1.24%	1.17	%(c)	$316,834	70%
Class R6
Year Ended 6/30/19	(0.39)	$13.19	(6.86)%	1.08%	1.31%	1.08%		$42,975	54%
Year Ended 6/30/18	(0.25)	$14.65	14.49%	1.08%	1.01%	1.08%		$39,497	62%
Year Ended 6/30/17	(0.16)	$13.02	22.28%	1.10%	1.50%	1.16	%(c)	$30,033	55%
Year Ended 6/30/16	(0.26)	$10.80	(7.90)%	1.10%	1.51%	1.30	%(c)	$13,179	85%
Year Ended 6/30/15	(0.15)	$11.99	4.01%	1.10%	1.49%	1.73	%(c)	$5,654	70%
Class Y
Year Ended 6/30/19	(0.39)	$13.07	(6.88)%	1.10%	1.21%	1.18	%(c)	$666,547	54%
Year Ended 6/30/18	(0.25)	$14.52	14.45%	1.10%	1.05%	1.19	%(c)	$756,933	62%
Year Ended 6/30/17	(0.16)	$12.91	22.27%	1.10%	1.26%	1.32	%(c)	$450,441	55%
Year Ended 6/30/16	(0.26)	$10.71	(7.87)%	1.10%	1.64%	1.37	%(c)	$360,989	85%
Year Ended 6/30/15	(0.15)	$11.89	3.90%	1.10%	1.07%	1.35	%(c)	$172,761	70%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory INCORE Total Return Bond Fund
Class A
Year Ended 6/30/19	$9.21	0.21	0.32	0.53	(0.28)	(0.28)
Year Ended 6/30/18	$9.54	0.20	(0.24)	(0.04)	(0.29)	(0.29)
Year Ended 6/30/17	$9.79	0.23	(0.14)	0.09	(0.34)	(0.34)
Year Ended 6/30/16	$9.79	0.29	0.02	0.31	(0.32)	(0.32)
Year Ended 6/30/15	$10.08	0.36	(0.36)	—	(0.29)	(0.29)
Class C
Year Ended 6/30/19	$9.28	0.15	0.31	0.46	(0.21)	(0.21)
Year Ended 6/30/18	$9.60	0.14	(0.25)	(0.11)	(0.21)	(0.21)
Year Ended 6/30/17	$9.86	0.15	(0.14)	0.01	(0.27)	(0.27)
Year Ended 6/30/16	$9.86	0.22	0.02	0.24	(0.25)	(0.25)
Year Ended 6/30/15	$10.16	0.28	(0.37)	(0.09)	(0.21)	(0.21)
Class R6
Year Ended 6/30/19	$9.23	0.24	0.31	0.55	(0.30)	(0.30)
Year Ended 6/30/18	$9.55	0.22	(0.23)	(0.01)	(0.31)	(0.31)
Year Ended 6/30/17	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)
Year Ended 6/30/16	$9.81	0.31	0.02	0.33	(0.34)	(0.34)
3/4/15(i) through 6/30/15	$10.02	0.10	(0.21)	(0.11)	(0.10)	(0.10)
Class Y
Year Ended 6/30/19	$9.23	0.24	0.30	0.54	(0.30)	(0.30)
Year Ended 6/30/18	$9.55	0.23	(0.24)	(0.01)	(0.31)	(0.31)
Year Ended 6/30/17	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)
Year Ended 6/30/16	$9.81	0.32	0.01	0.33	(0.34)	(0.34)
Year Ended 6/30/15	$10.10	0.36	(0.34)	0.02	(0.31)	(0.31)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57%, 64%, and 62% for the years ended June 30, 2018, June 30, 2017, June 30, 2016, and June 30, 2015, respectively.

(d)  Amount is less than $0.005 per share.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016. (see Note 8)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets						Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(b)(c)
Victory INCORE Total Return Bond Fund
Class A
Year Ended 6/30/19	—	$9.46	5.77%		0.85%		2.32%		1.09	%(e)	$12,248	150%
Year Ended 6/30/18	—	$9.21	(0.49)%		0.85%		2.15%		1.11	%(e)	$12,592	110%
Year Ended 6/30/17	—	$9.54	0.97%		0.85%		2.35%		1.07	%(e)	$14,569	210%
Year Ended 6/30/16	0.01	$9.79	3.34	%(f)	0.85%		3.04%		1.08	%(e)	$15,908	423%
Year Ended 6/30/15	—	$9.79	(0.06)%		0.85%		3.56%		1.14	%(e)	$18,529	259%
Class C
Year Ended 6/30/19	—	$9.53	5.05%		1.60%		1.67%		3.12	%(e)	$574	150%
Year Ended 6/30/18	—	$9.28	(1.12)%		1.60%		1.43%		2.31	%(e)	$973	110%
Year Ended 6/30/17	—	$9.60	0.13%		1.60%		1.60%		1.61	%(e)	$2,073	210%
Year Ended 6/30/16	0.01	$9.86	2.56	%(f)	1.60%		2.29%		2.00	%(e)	$3,256	423%
Year Ended 6/30/15	—	$9.86	(0.87)%		1.60%		2.80%		2.02	%(e)	$3,601	259%
Class R6
Year Ended 6/30/19	—	$9.48	6.05%		0.57%		2.61%		0.57%		$24,929	150%
Year Ended 6/30/18	—	$9.23	(0.12)%		0.58%		2.37%		0.62	%(e)	$25,438	110%
Year Ended 6/30/17	—	$9.55	1.19%		0.58%		2.63%		0.91	%(e)	$6,698	210%
Year Ended 6/30/16	0.01	$9.81	3.60	%(f)	0.58%		3.25%		1.59	%(e)	$2,456	423%
3/4/15(i) through 6/30/15	—	$9.81	(1.16	)%(g)	0.58	%(h)	2.93	%(h)	1.51	%(e)(h)	$1,418	259	%(g)
Class Y
Year Ended 6/30/19	—	$9.47	5.99%		0.60%		2.63%		0.63	%(e)	$31,026	150%
Year Ended 6/30/18	—	$9.23	(0.13)%		0.59%		2.43%		0.59%		$52,633	110%
Year Ended 6/30/17	—	$9.55	1.17%		0.60%		2.61%		0.62	%(e)	$76,263	210%
Year Ended 6/30/16	0.01	$9.81	3.59	%(f)	0.60%		3.29%		0.61	%(e)	$78,705	423%
Year Ended 6/30/15	—	$9.81	0.18%		0.60%		3.59%		0.71	%(e)	$89,310	259%

(g)  Not annualized for periods less than one year.

(h)  Annualized for periods less than one year.

(i)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2019

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following 12 Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Integrity Discovery Fund	Integrity Discovery Fund	Classes A, C, R and Y
Victory Integrity Mid-Cap Value Fund	Integrity Mid-Cap Value Fund	Classes A, R6 and Y
Victory Integrity Small-Cap Value Fund	Integrity Small-Cap Value Fund	Classes A, C, R, R6 and Y
Victory Integrity Small/Mid-Cap Value Fund	Integrity Small/Mid-Cap Value Fund	Classes A, R6 and Y
Victory Munder Multi-Cap Fund*	Munder Multi-Cap Fund	Classes A, C and Y
Victory S&P 500 Index Fund	S&P 500 Index Fund	Classes A, R and Y
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund	Classes A, C, R, R6 and Y
Victory Munder Small Cap Growth Fund	Munder Small Cap Growth Fund	Classes A, I and Y
Victory Trivalent Emerging Markets Small-Cap Fund	Trivalent Emerging Markets Small-Cap Fund	Classes A and Y
Victory Trivalent International Fund-Core Equity	Trivalent International Fund-Core Equity	Classes A, C, I, R6 and Y
Victory Trivalent International Small-Cap Fund	Trivalent International Small-Cap Fund	Classes A, C, I, R6 and Y
Victory INCORE Total Return Bond Fund	INCORE Total Return Bond Fund	Classes A, C, R6 and Y

*  Pursuant to a Plan of Liquidation approved by the Board, Munder Multi-Cap Fund Class R liquidated at the close of business on January 25, 2019.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

A summary of the valuations as of June 30, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedules of Portfolio Investments (amounts in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Integrity Discovery Fund
Common Stocks	$129,843	$—	$—	$—	$129,843	$—
Collateral for Securities Loaned	17,897	—	—	—	17,897	—
Total	147,740	—	—	—	147,740	—
Integrity Mid-Cap Value Fund
Common Stocks	83,479	—	—	—	83,479	—
Exchange-Traded Funds	891	—	—	—	891	—
Collateral for Securities Loaned	2,369	—	—	—	2,369	—
Total	86,739	—	—	—	86,739	—
Integrity Small-Cap Value Fund
Common Stocks	2,262,759	—	—	—	2,262,759	—
Exchange-Traded Funds	17,452	—	—	—	17,452	—
Collateral for Securities Loaned	140,984	—	—	—	140,984	—
Total	2,421,195	—	—	—	2,421,195	—
Integrity Small/Mid-Cap Value Fund
Common Stocks	130,700	—	—	—	130,700	—
Exchange-Traded Funds	2,010	—	—	—	2,010	—
Collateral for Securities Loaned	7,019	—	—	—	7,019	—
Total	139,729	—	—	—	139,729	—
Munder Multi-Cap Fund
Common Stocks	375,049	—	—	—	375,049	—
Exchange-Traded Funds	7,756	—	—	—	7,756	—
Collateral for Securities Loaned	5,428	—	—	—	5,428	—
Total	388,233	—	—	—	388,233	—
S&P 500 Index Fund
Common Stocks	232,843	—	—	—	232,843	—
Collateral for Securities Loaned	11,164	—	—	—	11,164	—
Derivative Financial Instruments
Assets:
Futures Contracts	—	30	—	—	—	30
Total	244,007	30	—	—	244,007	30
Munder Mid-Cap Core Growth Fund
Common Stocks	1,442,676	—	—	—	1,442,676	—
Exchange-Traded Funds	19,418	—	—	—	19,418	—
Collateral for Securities Loaned	69,377	—	—	—	69,377	—
Total	1,531,471	—	—	—	1,531,471	—
Munder Small Cap Growth Fund
Common Stocks	9,257	—	—	—	9,257	—
Warrants	6	—	—	—	6	—
Collateral for Securities Loaned	1,376	—	—	—	1,376	—
Total	10,639	—	—	—	10,639	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Level 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	$1,216	$—	$7,508	$—	$8,724	$—
Exchange-Traded Funds	123	—	—	—	123	—
Collateral for Securities Loaned	55	—	—	—	55	—
Total	1,394	—	7,508	—	8,902	—
Trivalent International Fund-Core Equity
Common Stocks	2,604	—	18,914	—	21,518	—
Preferred Stocks	87	—	—	—	87	—
Rights	9	—	—	—	9	—
Exchange-Traded Funds	211	—	—	—	211	—
Collateral for Securities Loaned	313	—	—	—	313	—
Total	3,224	—	18,914	—	22,138	—
Trivalent International Small-Cap Fund
Common Stocks	163,296	—	1,607,424	—	1,770,720	—
Exchange-Traded Funds	7,004	—	—	—	7,004	—
Collateral for Securities Loaned	40,817	—	—	—	40,817	—
Total	211,117	—	1,607,424	—	1,818,541	—
INCORE Total Return Bond Fund
Asset Backed Securities	—	—	2,553	—	2,553	—
Collateralized Mortgage Obligations	—	—	1,956	—	1,956	—
Corporate Bonds	—	—	22,758	—	22,758	—
Residential Mortgage Backed Securities	—	—	322	—	322	—
U.S. Government Mortgage Backed Agencies	—	—	27,729	—	27,729	—
U.S. Treasury Obligations	—	—	11,541	—	11,541	—
Collateral for Securities Loaned	300	—	—	—	300	—
Derivative Financial Instruments
Assets:
Credit Default Swap Agreements	—	—	—	83	—	83
Futures Contracts	—	119	—	—	—	119
Total	300	119	66,859	83	67,159	202

^  Other Financial investments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These instruments are generally recorded in the financial statements as the unrealized gain or loss on the investment.

For the year ended June 30, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities and the segregated assets are identified in the Schedules of Portfolio Investments.

Real Estate Investment Trusts ("REITS"):

The Funds may invest in REITS which report information on the source of their distributions annually. REITS are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITS during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2019, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

As of June 30, 2019, the S&P 500 Index Fund and Total Return Bond Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally-cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally-cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally-cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin", is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for swap agreements.

As of June 30, 2019, the INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2019, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
INCORE Total Return Bond Fund
Futures-Goldman Sachs & Co.	$1	$(1)	$—	$—	$—
S&P 500 Index Fund
Futures-Goldman Sachs & Co.	7	—	7	—	7

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities		Cash Collateral Pledged*	Net Amount
INCORE Total Return Bond Fund
Futures-Goldman Sachs & Co.	$1	$(1)	$—	(a)	$—	$—

(a)  Rounds to less than $1

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed in the Statements of Assets and Liabilities.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2019 (amounts in thousands):

	Assets		Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Receivable on Open Swap Agreements*	Variation Margin Payable on Open Futures Contracts*		Variation Margin Payable on Open Swap Agreements*
Equity Risk Exposure:
S&P Index 500 Fund	$30	$—	$—		$—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	83	—		—
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	120	—	—	**	—

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

**  Amount is less than $1.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2019 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Equity Risk Exposure:
S&P Index 500 Fund	$(42)	$—	$55	$—
Integrity Discovery Fund	217	—	—	—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	(679)	—	78
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(561)	—	95	—

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2019. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Integrity Discovery Fund	$17,783	$17,783	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	2,330	2,330	—	—	—	—
Integrity Small-Cap Value Fund	138,960	138,960	—	—	—	—

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
Integrity Small/Mid-Cap Value Fund	$6,538	$6,538	$—	$—	$—	$—
Munder Multi-Cap Fund	5,428	5,428	—	—	—	—
S&P 500 Index Fund	10,926	10,926	—	—	—	—
Munder Mid-Cap Core Growth Fund	67,897	67,897	—	—	—	—
Munder Small Cap Growth Fund	1,364	1,364	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	52	52	—	—	—	—
Trivalent International Fund-Core Equity	299	299	—	—	—	—
Trivalent International Small-Cap Fund	39,234	39,234	—	—	—	—
INCORE Total Return Bond Fund	290	290	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Each of the Funds (except for INCORE Total Return Bond Fund and S&P 500 Index Fund) intend to declare and distribute net investment income at least annually, if any. INCORE Total Return Bond Fund declares and pays dividends from net investment income monthly, if any. S&P 500 Index Fund declares and pays dividends from net investment income quarterly, if any. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2019 on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

	Total Distributable Earnings/(Loss)	Capital
Munder Mid-Cap Core Growth Fund	$(133,430)	$133,430
Trivalent International Fund-Core Equity	1,337	(1,337)
INCORE Total Return Bond Fund	26	(26)

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Fund's Statement of Operations. For the year ended June 30, 2019, there were no mortgage dollar roll transactions.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended June 30, 2019, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2019 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Integrity Discovery Fund	$56,257	$60,745	$—	$—
Integrity Mid-Cap Value Fund	69,774	55,124	—	—
Integrity Small-Cap Value Fund	1,711,721	1,886,685	—	—
Integrity Small/Mid-Cap Value Fund	104,632	83,695	—	—
Munder Multi-Cap Fund	421,358	468,955	—	—
S&P 500 Index Fund	6,597	18,939	—	—
Munder Mid-Cap Core Growth Fund	2,003,304	4,147,458	—	—
Munder Small Cap Growth Fund	10,555	9,657	—	—
Trivalent Emerging Markets Small-Cap Fund	7,300	6,729	—	—
Trivalent International Fund-Core Equity	13,659	17,818	—	—
Trivalent International Small-Cap Fund	1,090,889	928,191	—	—
INCORE Total Return Bond Fund	33,119	50,086	80,554	96,444

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
Integrity Discovery Fund	1.00%
Munder Small Cap Growth Fund	0.85%
Trivalent Emerging Markets Small-Cap Fund	1.10%
INCORE Total Return Bond Fund	0.40%
Adviser Fee Tier Rate
S&P 500 Index Fund
Up to $250 million	0.20%
$250 million — $500 million	0.12%
Over $500 million	0.07%

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
Adviser Fee Tier Rate
Integrity Small-Cap Value Fund
Up to $300 million	0.90%
Over $300 million	0.85%
Integrity Small/Mid-Cap Value Fund
Up to $300 million	0.80%
Over $300 million	0.75%
Integrity Mid-Cap Value
Up to $500 million	0.75%
Over $500 million	0.70%
Munder Multi-Cap Fund
Up to $1 billion	0.75%
$1 billion — $2 billion	0.72%
Over $2 billion	0.70%
Trivalent International Small-Cap Fund
Up to $1 billion	0.95%
Over $1 billion	0.90%
Trivalent International Fund-Core Equity
Up to $1 billion	0.80%
Over $1 billion	0.75%
Munder Mid-Cap Core Growth Fund
Up to $6 billion	0.75%
$6 billion — $8 billion	0.70%
Over $8 billion	0.65%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, N.A., acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The funds in the Victory Funds Complex, in the aggregate, compensates the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented in the Statements of Operations.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

Shearman & Sterling LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, except for S&P 500 Index Fund, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.15% of the average daily net assets of Class A Shares of S&P 500 Index Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commission on sales of the Class A Shares of the Funds. For the fiscal year ended June 30, 2019, the Distributor received approximately $67 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. For the year ended June 30, 2019, the expense limits (excluding voluntary waivers) are as follows:

	In effect July 1, 2018 until October 31, 2019
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Integrity Discovery Fund	N/A	N/A	N/A	2.08%	N/A	N/A
Integrity Mid-Cap Value Fund	1.00%	N/A	N/A	N/A	0.60%	0.75%
Integrity Small-Cap Value Fund	1.50%	N/A	N/A	1.75%	N/A	N/A
Integrity Small/Mid-Cap Value Fund	1.13%	N/A	N/A	N/A	0.83%	0.88%
Munder Multi-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A
S&P 500 Index Fund	N/A	N/A	N/A	N/A	N/A	N/A
Munder Mid-Cap Core Growth Fund	1.32%	N/A	N/A	1.57%	N/A	N/A
Munder Small Cap Growth Fund	1.40%	N/A	1.15%	N/A	N/A	1.25%
Trivalent Emerging Markets Small-Cap Fund	1.73%	N/A	N/A	N/A	N/A	1.48%
Trivalent International Fund-Core Equity	0.95%	1.70%	0.60%	N/A	0.55%	0.70%
Trivalent International Small-Cap Fund	1.35%	2.10%	0.95%	N/A	1.10%	1.10%
INCORE Total Return Bond Fund	0.85%	1.60%	N/A	N/A	0.58%	0.60%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

As of June 30, 2019, the following amounts are available to be repaid to the Adviser (amounts in thousands).

	Expires 6/30/20	Expires 6/30/21	Expires 6/30/22	Total
Integrity Discovery Fund	$10	$6	$10	$26
Integrity Mid-Cap Value Fund	137	195	292	624
Integrity Small-Cap Value Fund	102	108	170	380
Integrity Small/Mid-Cap Value Fund	114	212	189	515

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Expires 6/30/20	Expires 6/30/21	Expires 6/30/22	Total
Munder Mid-Cap Core Growth Fund	$276	$23	$25	$324
Munder Small Cap Growth Fund	16	13	5	34
Trivalent Emerging Markets Small-Cap Fund	91	113	67	271
Trivalent International Fund-Core Equity	153	206	222	581
Trivalent International Small-Cap Fund	1,935	2,107	2,605	6,647
INCORE Total Return Bond Fund	67	52	54	173

The Adviser, may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2019.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The INCORE Total Return Bond fund is subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended June 30, 2019, the Victory Funds Complex participated in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $250 million, of which $100 million was committed and $150 million was uncommitted. This agreement was in effect through July 26, 2019. Effective July 1, 2019, the current agreement was amended to include the USAA Mutual Funds Complex and has a new termination date of June 29, 2020. Under this amended agreement, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. With the agreement in affect for the year ended June 30, 2019, Citibank received an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. For the year ended June 30, 2019, Citibank earned approximately $150 thousand in commitment fees from the Victory Funds Complex. Effective July 1, 2019, Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed, including the USAA Mutual Funds Complex, commencing July 1, 2019. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

The Funds did not utilize the Line of Credit during the year ended June 30, 2019.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period is presented on the Statement of Operations under interfund lending fees. As a Lender, interest earned by each Fund during the period is presented on the Statement of Operations under Income on interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended June 30, 2019 were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
S&P 500 Index Fund	Borrower	$—	$265	2	2.76%	$341
Munder Mid-Cap Core Growth Fund	Borrower	—	7,139	12	2.81%	19,475
Munder Small Cap Growth Fund	Borrower	—	860	1	2.89%	860
Trivalent International Fund-Core Equity	Borrower	—	512	15	2.93%	967

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Borrower or Lender	Amount Outstanding at June 30, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate	Maximum Borrowing During the Period
Trivalent International Small-Cap Fund	Borrower	$—	$5,110	4	2.97%	$10,080
INCORE Total Return Bond Fund	Borrower	—	4,265	3	2.93%	11,559

*  For the year ended June 30, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended June 30, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Discovery Fund	$2,016	$14,582	$16,598	$—	$16,598
Integrity Mid-Cap Value Fund	1,902	2,983	4,885	—	4,885
Integrity Small-Cap Value Fund	40,869	233,572	274,441	—	274,441
Integrity Small/Mid-Cap Value Fund	1,265	3,976	5,241	—	5,241
Munder Multi-Cap Fund	23,717	34,295	58,012	—	58,012
S&P 500 Index Fund	3,685	19,429	23,114	—	23,114
Munder Mid-Cap Core Growth Fund	—	775,240	775,240	—	775,240
Munder Small Cap Growth Fund	505	357	862	—	862
Trivalent Emerging Markets Small-Cap Fund	128	553	681	—	681
Trivalent International Fund-Core Equity	743	236	979	—	979
Trivalent International Small-Cap Fund	17,127	33,388	50,515	—	50,515
INCORE Total Return Bond Fund	2,602	—	2,602	—	2,602
	Year Ended June 30, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Integrity Discovery Fund		$5,572	$10,191	$15,763	$15,763
Integrity Mid-Cap Value Fund		1,197	1,463	2,660	2,660
Integrity Small-Cap Value Fund		13,924	137,625	151,549	151,549
Integrity Small/Mid-Cap Value Fund		352	859	1,211	1,211
Munder Multi-Cap Fund		—	24,029	24,029	24,029
S&P 500 Index Fund		3,445	32,016	35,461	35,461
Munder Mid-Cap Core Growth Fund		41,987	619,474	661,461	661,461
Munder Small Cap Growth Fund		—	41	41	41
Trivalent Emerging Markets Small-Cap Fund		75	97	172	172
Trivalent International Fund-Core Fund		609	1,108	1,717	1,717
Trivalent International Small-Cap Fund		17,238	7,889	25,127	25,127
INCORE Total Return Bond Fund		3,185	—	3,185	3,185

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

As of the tax year ended June 30, 2019, the components of distributable earnings/accumulated deficit on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Integrity Discovery Fund	$—	$3,014	$3,014	$—	$(752)	$7,903	$10,165
Integrity Mid-Cap Value Fund	355	—	355	—	(729)	7,074	6,700
Integrity Small-Cap Value Fund	3,890	9,795	13,685	—	—	218,083	231,768
Integrity Small/Mid-Cap Value Fund	275	—	275	—	(1,689)	7,342	5,928
Munder Multi-Cap Fund	1,013	9,950	10,963	—	—	58,236	69,199
S&P 500 Index Fund	—	6,731	6,731	—	—	176,670	183,401
Munder Mid-Cap Core Growth Fund	—	294,751	294,751	—	(1,789)	410,744	703,706
Munder Small Cap Growth Fund	258	119	377	—	—	1,767	2,144
Trivalent Emerging Markets Small-Cap Fund	78	—	78	(906)	—	547	(281)
Trivalent International Fund-Core Equity	—	—	—	(3,288)	—	1,668	(1,620)
Trivalent International Small-Cap Fund	34,889	—	34,889	(84,742)	—	229,896	180,043
INCORE Total Return Bond Fund	—	—	—	(5,584)	—	873	(4,711)

*  Under the current tax law, net investment losses realized after October 31 or December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended June 30, 2019, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs are applied as either short-term or long-term depending on the originating capital loss.

CLCFs not limited as a result of changes in Fund ownership during the year and in prior years (amounts in thousands):

	Short-Term Amount	Long-Term Amount	Total
Trivalent Emerging Markets Small-Cap Fund	$906	$—	$906
Trivalent International Fund-Core Equity	2,543	—	2,543
Trivalent International Small-Cap Fund	84,742	—	84,742
INCORE Total Return Bond Fund	551	5,033	5,584

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

CLCFs that are limited as a result of changes in Fund ownership during the year and in prior years (amounts in thousands):

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund-Core Equity	$745	$—	$745

At June 30, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$139,837	$20,528	$(12,625)	$7,903
Integrity Mid-Cap Value Fund	79,665	9,427	(2,353)	7,074
Integrity Small-Cap Value Fund	2,203,112	358,387	(140,304)	218,083
Integrity Small/Mid-Cap Value Fund	132,387	13,326	(5,984)	7,342
Munder Multi-Cap Fund	329,997	66,279	(8,043)	58,236
S&P 500 Index Fund	67,337	179,314	(2,644)	176,670
Munder Mid-Cap Core Growth Fund	1,120,727	444,479	(33,735)	410,744
Munder Small Cap Growth Fund	8,872	2,441	(674)	1,767
Trivalent Emerging Markets Small-Cap Fund	8,355	1,139	(592)	547
Trivalent International Fund-Core Equity	20,470	2,744	(1,076)	1,668
Trivalent International Small-Cap Fund	1,588,664	333,606	(103,729)	229,877
INCORE Total Return Bond Fund	66,286	1,724	(851)	873

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2019, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
Integrity Mid-Cap Value Fund	Edward D. Jones & Co., L.P.	57.20%
Integrity Small-Cap Value Fund	National Financial Services, LLC	27.30%
Integrity Small/Mid-Cap Value Fund	Edward D. Jones & Co., L.P.	51.60%
Munder Mid-Cap Core Growth Fund	National Financial Services, LLC	26.50%
Munder Small Cap Growth Fund	Brian S Matuszak	35.20%
Munder Small Cap Growth Fund	Tony Yee Dong	49.90%

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Shareholder	Percent
Trivalent Emerging Markets Small-Cap Fund	Matrix Trust Company	52.20%
Trivalent International Fund-Core Equity	Comerica Bank	36.90%
INCORE Total Return Bond Fund	Comerica Bank	51.80%

10. Legal & Regulatory Matters:

Hundreds of former Tribune Company shareholders, including the predecessor fund to the S&P 500 Index Fund, have been named as defendants in two cases arising out of the Tribune Company's 2007 leveraged buyout transaction ("LBO"). In Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons action"), the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former alleged Tribune shareholders any proceeds they received in connection with the LBO.

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the "SLCFC actions") against specifically-named former alleged Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the "MDL Proceeding"). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action. The Court has not yet issued a decision on the motions.

On September 23, 2013, the District Court granted the defendants' motion to dismiss the SLCFC actions on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the Second Circuit affirmed the dismissal. On April 12, 2016, the plaintiffs filed a petition seeking rehearing en banc before the appeals court, which denied the petition on July 22, 2016. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit's decision that the safe harbor of Section 546(e) of the Bankruptcy Code applied to their claims. The Supreme Court has not yet granted or denied the petition for certiorari.

The predecessor fund to the Victory S&P 500 Index Fund has been named as a defendant in the FitzSimons action because it was among a class of defendants that tendered Tribune shares in the LBO. The complaints, however, allege no misconduct by the Fund. The value of the proceeds received by the Fund was approximately $357,000. At this time, the Fund cannot predict with any reasonable certainty the probable outcome of these proceedings. Consequently, management is unable to estimate the possible loss that may result.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 23, 2019, the district court denied the plaintiff's motion to amend. On June 13, 2019, the district court entered final judgment pursuant to Rule 54(b), including with respect to the prior dismissal of the plaintiff's intentional fraudulent transfer claim against the shareholder defendants. On July 12, 2019, plaintiff filed a notice of appeal to the Second Circuit with respect to the dismissal of his intentional fraudulent transfer claim and the denial of his motion for leave to amend.

11. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurements" ("ASU 2018-13"). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurements. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. As permitted, the Funds have early adopted ASU 2018-13 with the financial statements prepared as of June 30, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain disclosure requirements effective under Regulation S-X. The Funds' adoption of these amendments, effective with the financial statements prepared as of June 30, 2019 had no effect on the Funds' net assets or results of operations. As a result of adopting these amendments, the distributions to shareholders in the June 30, 2018 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation, which includes all distributions to each class of shareholders, other than tax basis return of capital distributions, in one line item per share class. Distributions to shareholders from net investment income and net realized gains, and accumulated net investment income (loss) in the Funds for the year ended June 30, 2018 were as follows (amounts in thousands):

	Integrity Discovery Fund	Integrity Mid-Cap Value Fund	Integrity Small-Cap Value Fund	Integrity Small/Mid-Cap Value Fund
Accumulated Net investment Income (Loss)	$(1)	$288	$7,712	$252
Distributions to Shareholders:
From net investment income:
Class A Shares	$—	$(22)	$—	$(7)
Class C Shares	—	—	—	—
Class R Shares	—	—	—	—
Class R6 Shares	—	(37)	(2,115)	(10)
Class Y Shares	(1)	(570)	(582)	(335)
From net realized gains:
Class A Shares	(6,533)	(91)	(12,707)	(30)
Class C Shares	(2,217)	—	(1,794)	—
Class R Shares	(394)	—	(937)	—
Class R6 Shares	—	(120)	(53,013)	(24)
Class Y Shares	(6,618)	(1,820)	(80,401)	(805)
	Munder Multi-Cap Fund	S&P 500 Index Fund	Munder Mid-Cap Core Growth Fund	Munder Small Cap Growth Fund
Accumulated Net investment Income (Loss)	$(1)	$297	$—	$(10)
Distributions to Shareholders:
From net investment income:
Class A Shares	$— (a)	$(2,758)	$—	$—
Class C Shares	—	—	—	—
Class R Shares	—	(170)	—	—
Class R6 Shares	—	—	—	—
Class Y Shares	—	(340)	—	—
From net realized gains:
Class A Shares	(18,795)	(26,711)	(104,767)	(1)
Class C Shares	(3,551)	—	(29,546)	—
Class I shares	—	—	—	(40)
Class R Shares	(29)	(2,282)	(5,532)	—
Class R6 Shares	—	—	(124,281)	—
Class Y Shares	(1,654)	(3,200)	(397,335)	— (a)

Victory Portfolios	Notes to Financial Statements — continued June 30, 2019
	Trivalent Emerging Markets Small-Cap Fund	Trivalent International Fund-Core Equity	Trivalent International Small-Cap Fund	INCORE Total Return Bond Fund
Accumulated Net investment Income (Loss)	$10	$(113)	$7,129	$201
Distributions to Shareholders:
From net investment income:
Class A Shares	$(7)	$(119)	$(1,435)	$(405)
Class C Shares	—	(8)	(20)	(40)
Class I Shares	—	(8)	(8,652)	—
Class R Shares	—	—	—	—
Class R6 Shares	—	(42)	(424)	(394)
Class Y Shares	(68)	(311)	(6,707)	(2,346)
From net realized gains:
Class A Shares	(14)	(326)	(799)	—
Class C Shares	—	(39)	(34)	—
Class I Shares		(19)	(3,698)	—
Class R Shares	—	—	—	—
Class R6 Shares	—	(99)	(199)	—
Class Y Shares	(83)	(746)	(3,159)	—

(a) Rounds to less than $1.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund, Victory Integrity Small-Cap Value Fund, Victory Integrity Small/Mid-Cap Value Fund, Victory Munder Multi-Cap Fund, Victory S&P 500 Index Fund, Victory Munder Mid-Cap Core Growth Fund, Victory Munder Small Cap Growth Fund, Victory Trivalent Emerging Markets Small-Cap Fund, Victory Trivalent International Fund-Core Equity, Victory Trivalent International Small-Cap Fund, and Victory INCORE Total Return Bond Fund (the "Funds"), each a series of Victory Portfolios, as of June 30, 2019, and the related statements of operations, the statements of changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial statements and financial highlights for the years ended June 30, 2018, and prior, were audited by other auditors whose report dated August 24, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 26, 2019

Victory Portfolios	Supplemental Information June 30, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, and 20 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 67	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Sally M. Dungan, 65	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
John L. Kelly, 66	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor, Endgate Commodities LLC (January 2016-April 2016); Managing Partner, Endgate Commodities LLC (August 2014-January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (December 2011-July 2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 62*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, 74	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), the Adviser; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013).	None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	February 2006*	Director of Fund Administration, the Adviser.
Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 45	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, 35	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).
Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 65	Assistant Secretary	December 1997	Partner, Shearman & Sterling LLP (since 2018); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the Trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Actual Ending Account Value 6/30/19	Hypothetical Ending Account Value 6/30/19	Actual Expenses Paid During Period 1/1/19- 6/30/19*	Hypothetical Expenses Paid During Period 1/1/19- 6/30/19*	Annualized Expense Ratio During Period 1/1/19- 6/30/19
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,114.60	$1,017.11	$8.13	$7.75	1.55%
Class C Shares	1,000.00	1,110.20	1,013.34	12.09	11.53	2.31%
Class R Shares	1,000.00	1,111.70	1,014.48	10.89	10.39	2.08%
Class Y Shares	1,000.00	1,116.20	1,018.35	6.82	6.51	1.30%

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

	Beginning Account Value 1/1/19	Actual Ending Account Value 6/30/19	Hypothetical Ending Account Value 6/30/19	Actual Expenses Paid During Period 1/1/19- 6/30/19*	Hypothetical Expenses Paid During Period 1/1/19- 6/30/19*	Annualized Expense Ratio During Period 1/1/19- 6/30/19
Integrity Mid-Cap Value Fund
Class A Shares	$1,000.00	$1,179.70	$1,019.84	$5.40	$5.01	1.00%
Class R6 Shares	1,000.00	1,181.60	1,021.82	3.25	3.01	0.60%
Class Y Shares	1,000.00	1,180.90	1,021.08	4.06	3.76	0.75%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,154.00	1,017.36	8.01	7.50	1.50%
Class C Shares	1,000.00	1,150.30	1,014.28	11.30	10.59	2.12%
Class R Shares	1,000.00	1,152.70	1,016.12	9.34	8.75	1.75%
Class R6 Shares	1,000.00	1,156.90	1,019.98	5.19	4.86	0.97%
Class Y Shares	1,000.00	1,156.00	1,019.34	5.88	5.51	1.10%
Integrity Small/Mid-Cap Value Fund
Class A Shares	1,000.00	1,172.80	1,019.19	6.09	5.66	1.13%
Class R6 Shares	1,000.00	1,174.30	1,020.68	4.47	4.16	0.83%
Class Y Shares	1,000.00	1,174.10	1,020.43	4.74	4.41	0.88%
Munder Multi-Cap Fund
Class A Shares	1,000.00	1,160.90	1,018.05	7.29	6.80	1.36%
Class C Shares	1,000.00	1,159.00	1,016.27	9.21	8.60	1.72%
Class Y Shares	1,000.00	1,162.80	1,019.79	5.42	5.06	1.01%
S&P 500 Index Fund
Class A Shares	1,000.00	1,181.90	1,022.22	2.81	2.61	0.52%
Class R Shares	1,000.00	1,179.40	1,020.08	5.13	4.76	0.95%
Class Y Shares	1,000.00	1,182.10	1,022.46	2.54	2.36	0.47%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,212.10	1,018.65	6.80	6.21	1.24%
Class C Shares	1,000.00	1,208.00	1,015.77	9.96	9.10	1.82%
Class R Shares	1,000.00	1,209.70	1,017.01	8.60	7.85	1.57%
Class R6 Shares	1,000.00	1,213.70	1,020.38	4.88	4.46	0.89%
Class Y Shares	1,000.00	1,213.20	1,019.89	5.43	4.96	0.99%
Munder Small Cap Growth Fund
Class A Shares	1,000.00	1,270.40	1,017.85	7.88	7.00	1.40%
Class I Shares	1,000.00	1,273.20	1,019.09	6.48	5.76	1.15%
Class Y Shares	1,000.00	1,270.30	1,017.06	8.78	7.80	1.56%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,093.90	1,016.22	8.98	8.65	1.73%
Class Y Shares	1,000.00	1,094.80	1,017.46	7.69	7.40	1.48%
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	1,133.70	1,020.08	5.03	4.76	0.95%
Class C Shares	1,000.00	1,130.60	1,016.36	8.98	8.50	1.70%
Class I Shares	1,000.00	1,134.90	1,021.82	3.18	3.01	0.60%
Class R6 Shares	1,000.00	1,136.30	1,022.07	2.91	2.76	0.55%
Class Y Shares	1,000.00	1,135.50	1,021.32	3.71	3.51	0.70%

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

	Beginning Account Value 1/1/19	Actual Ending Account Value 6/30/19	Hypothetical Ending Account Value 6/30/19	Actual Expenses Paid During Period 1/1/19- 6/30/19*	Hypothetical Expenses Paid During Period 1/1/19- 6/30/19*	Annualized Expense Ratio During Period 1/1/19- 6/30/19
Trivalent International Small-Cap Fund
Class A Shares	$1,000.00	$1,156.30	$1,018.10	$7.22	$6.76	1.35%
Class C Shares	1,000.00	1,153.20	1,014.38	11.21	10.49	2.10%
Class I Shares	1,000.00	1,159.90	1,020.08	5.09	4.76	0.95%
Class R6 Shares	1,000.00	1,159.10	1,019.44	5.78	5.41	1.08%
Class Y Shares	1,000.00	1,158.70	1,019.34	5.89	5.51	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,048.10	1,020.58	4.32	4.26	0.85%
Class C Shares	1,000.00	1,045.00	1,016.86	8.11	8.00	1.60%
Class R6 Shares	1,000.00	1,049.40	1,021.87	3.00	2.96	0.59%
Class Y Shares	1,000.00	1,049.20	1,021.77	3.10	3.06	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2019, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Integrity Discovery Fund	83%
Integrity Mid-Cap Value Fund	68%
Integrity Small-Cap Value Fund	74%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	23%
S&P 500 Index Fund	100%
Munder Small Cap Growth Fund	8%
Trivalent Emerging Markets Small-Cap Fund	62%
Trivalent International Fund-Core Equity	91%
Trivalent International Small-Cap Fund	96%

Dividends qualified for corporate dividends received deductions of:

Amount
Integrity Discovery Fund	83%
Integrity Mid-Cap Value Fund	68%
Integrity Small-Cap Value Fund	72%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	22%
S&P 500 Index Fund	100%
Munder Small Cap Growth Fund	7%

For the year ended June 30, 2019, the Funds designated short-term capital gain distributions:

Amount
Integrity Discovery Fund	$2,016
Integrity Mid-Cap Value Fund	866
Integrity Small-Cap Value Fund	23,081
Munder Multi-Cap Fund	23,717
S&P 500 Index Fund	71
Munder Small Cap Growth Fund	505
Trivalent International Fund-Core Equity	112

For the year ended June 30, 2019, the following Funds designated long-term capital gain distributions:

Amount
Integrity Discovery Fund	$14,581
Integrity Mid-Cap Value Fund	2,983
Integrity Small-Cap Value Fund	233,573
Integrity Small/Mid-Cap Value Fund	3,976
Munder Multi-Cap Fund	34,296
S&P 500 Index Fund	19,430
Munder Mid-Cap Core Growth Fund	912,365
Munder Small Cap Growth Fund	357
Trivalent Emerging Markets Small-Cap Fund	553
Trivalent International Fund-Core Equity	236
Trivalent International Small-Cap Fund	33,388

Victory Portfolios	Supplemental Information — continued June 30, 2019

  (Unaudited)

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2019, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.38	0.05
Trivalent International Fund-Core Equity	0.22	0.03
Trivalent International Small-Cap Fund	0.28	0.03

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR (6/19)

Item 2. Code of Ethics.

(a)        The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees (1)	$148,500	$180,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	44,500	62,964
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended June 30, 2019 and June 30, 2018, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2019 and 2018 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2019	$—
2018	$128,725

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	August 30, 2019

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2019